UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund: BlackRock Multi-Sector Income Trust (BIT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1 –	Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce – or “taper” – the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of October 31, 2013	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

•

On December 10, 2012, the Trust acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc. and BlackRock Credit Allocation Income Trust III in exchange for newly issued shares of the Trust in a reorganization transaction. On February 11, 2013, the Trust changed its name from “BlackRock Credit Allocation Income Trust IV” to “BlackRock Credit Allocation Income Trust”.

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned (2.01)% based on market price and 4.86% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of (4.42)% based on market price and 3.27% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s heavy exposure to credit sectors had a positive impact on performance as risk assets broadly rallied during the period. In this positive market environment, the Trust’s high level of leverage enhanced results. A preference for companies generating cash flows sourced from the US domestic market proved beneficial, as did holding large allocations to the higher-yielding credit sectors such as high yield bonds, subordinated financials and lower-quality investment grade bonds. The Trust’s use of leverage to achieve greater exposure to high yield bonds boosted returns. Additionally, in the investment grade space, security selection within industrials and a preference for bank capital securities aided performance.

•

While the slow-growth, low-rate environment has been conducive for positive performance in credit sectors, the rapid rise in interest rates during the second quarter of 2013 drove negative returns across fixed income markets broadly. (Bond prices fall as interest rates rise.) Given the Trust’s sensitivity to interest rate movements, this interest rate-driven market sell-off hindered performance for the period. Additionally, a small allocation to emerging market securities detracted from results given the recent underperformance of emerging versus developed markets.

Describe recent portfolio activity.

•

During the 12-month period, the Trust was tactical in rotating in and out of sectors and individual credit names, but overall, did not make major changes to its overall positioning. While it became clear that the US Federal Reserve is moving to closer to reducing the scale of its asset purchase program, the slow-growth paradigm in the United States has yet to prove sufficient to warrant a major change in central bank monetary policy and, as a result, credit sectors have been well supported. In this scenario where corporate funding is cheap and re-levering is a reality, the Trust remained focused on bottom-up security selection within industrials given the event-driven headline risk for a number of credits in that space.

Describe portfolio positioning at period end.

•

As of period end, the Trust continued to maintain its allocations to high yield, financials and capital securities. The Trust continued to favor financials over industrials given the rising event risk in the industrial space. Additionally, the Trust retained a bias toward companies with US-sourced cash flows while minimizing exposure to emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Credit Allocation Income Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($12.97)[1]	7.45%
Current Monthly Distribution per Common Share[2]	$0.0805
Current Annualized Distribution per Common Share[2]	$0.9660
Economic Leverage as of October 31, 2013[3]	33%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notices section for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	10/31/13	10/31/12	Change	High	Low
Market Price	$12.97	$14.23	(8.85)%	$14.44	$12.13
Net Asset Value	$14.99	$15.37	(2.47)%	$15.77	$14.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	10/31/13	10/31/12
Corporate Bonds	84%	80%
Preferred Securities	14	16
Municipal Bonds	1	1
Asset-Backed Securities	1	1
US Treasury Obligations	—	2

Credit Quality Allocation[4]	10/31/13	10/31/12
AAA/Aaa[5]	—	3%
AA/Aa	1%	2
A	16	25
BBB/Baa	43	39
BB/Ba	24	18
B	13	10
CCC/Caa	—	1
Not Rated	3	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes US Government Sponsored Agency Securities and/or US Treasury Obligations, which were deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2013	5

Trust Summary as of October 31, 2013	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 0.60% based on market price and 9.37% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 2.92% based on market price and 9.12% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection in the technology and gaming sectors contributed positively to results, as did the Trust’s tactical allocation to fixed-rate high yield corporate bonds, which outperformed floating rate loan interests (i.e., bank loans) over the period. The Trust’s preference for non-US loan credits versus emerging market sovereign bonds proved beneficial as emerging market debt declined over the period.

•

Conversely, security selection in the electric and media non-cable sectors detracted from performance. Notably, the Trust’s larger media non-cable issuer positions underperformed lower-rated and/or distressed issuers within the sector.

Describe recent portfolio activity.

•

During the 12-month period, the Trust added to positions in the gaming and technology sectors. The Trust maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. The Trust sought issuers with attractive risk-reward characteristics and superior fundamentals, while limiting exposure to lower-rated portions of the market where the investment advisor believes there is a general risk-reward imbalance. As the average loan traded at or just above par during the period (leaving little or no potential for price appreciation), the Trust placed an emphasis on investing in strong companies that are better positioned to pay their debts despite the slow growth environment.

•

The bank loan market was strong in 2012 and continued to rally in 2013 with much of the upswing attributable to record inflows from investors seeking to reduce interest rate risk in their fixed income portfolios. Despite the positive market environment, the Trust did not deviate from its core investment style, which is centered on improving the yield characteristics of an investor’s portfolio while seeking to minimize exposure to macro risks.

Describe portfolio positioning at period end.

•

At period end, the Trust held 83% of its total portfolio in floating rate loan interests and 13% in corporate bonds, with the remainder invested in a mix of asset-backed securities and common stocks. The Trust’s highest-conviction holdings included Caesars Entertainment Operating Co., Inc. (gaming), Hilton Worldwide Finance LLC (lodging) and Alliance Boots Holdings Ltd. (retailers). The Trust ended the period with leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Floating Rate Income Trust

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($14.12)[1]	6.16%
Current Monthly Distribution per Common Share[2]	$0.0725
Current Annualized Distribution per Common Share[2]	$0.8700
Economic Leverage as of October 31, 2013[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	10/31/13	10/31/12	Change	High	Low
Market Price	$14.12	$15.07	(6.30)%	$16.37	$13.90
Net Asset Value	$14.79	$14.52	1.86%	$14.93	$14.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bonds:

Portfolio Composition	10/31/13	10/31/12
Floating Rate Loan Interests	83%	80%
Corporate Bonds	13	16
Asset-Backed Securities	3	2
Common Stocks	1	1
Foreign Agency Obligations	—	1

Credit Quality Allocation[4]	10/31/13	10/31/12
BBB/Baa	10%	19%
BB/Ba	21	36
B	67	42
CCC/Caa	—	2
Not Rated	2	1

[4]	Using the higher of S&P's or Moody's ratings.

ANNUAL REPORT	OCTOBER 31, 2013	7

Trust Summary as of October 31, 2013	BlackRock Multi-Sector Income Trust

Trust Overview

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the period beginning with the Trust’s commencement date of February 27, 2013 through October 31, 2013, the Trust returned (10.66)% based on market price and 4.04% based on NAV. For the period February 28, 2013 through October 31, 2013, the closed-end Lipper General Bond Funds category posted an average return of (5.19)% based on market price and 1.31% based on NAV. All returns reflect reinvestment of dividends. The Trust ended the period trading at a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to the Trust’s positive performance was its exposure to non-agency residential mortgage-backed securities (“MBS”), with notable strength from positions in subprime mortgages. The Trust also benefited from income generated by its holdings in the high yield and investment grade sectors. Additional positive performance came from the Trust’s positions in securitized debt sectors, including asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

•

After interest rates initially spiked in June in response to comments from the US Federal Reserve (“Fed”) regarding the possibility of gradually reducing the central bank’s asset purchase program (a process known as “tapering”) before the end of 2013, the lack of price recovery in corporate bonds was the main detractor from performance, as the Trust only benefited from the income component (coupons) of these bonds.

Describe recent portfolio activity.

•	The Trust began the period investing the proceeds of its offering in high yield corporate bonds, non-agency MBS and securitized debt, including ABS and CMBS, as well as investment grade credit.

•

Given its focus on spread sectors, the Trust increased its allocations in ABS and CMBS, and to a lesser extent, in investment grade credit, to take advantage of attractive prices resulting from the initial drop in bond prices in June. In addition, favorable supply/demand dynamics helped support these sectors during the second half of the period. This sector positioning was particularly helpful in the aftermath of the Fed’s September decision to delay tapering its stimulus program and the Trust further increased exposure to high yield and securitized assets, particularly ABS, in the ensuing risk-asset rally.

•

Throughout the eight-month period, the Trust maintained a high level of leverage in order to maximize its income generation potential. Given the low yield environment earlier in 2013, the Trust’s distribution yield declined over the period as maturing higher-yielding securities were replaced with lower-yielding issuance.

Describe portfolio positioning at period end.

•

In light of the Fed refraining from tapering stimulus at its September 2013 meeting and economic data that is only slowly improving, as of period end, the Trust was positioned to benefit from the continuation of a positive market environment for risk assets in which spread sectors perform well. Accordingly, the Trust ended the period with high exposure to spread sectors such as high yield credit, as well as ABS and investment grade credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Multi-Sector Income Trust

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($17.04)[1]	8.22%
Current Monthly Distribution per Common Share[2]	$0.1167
Current Annualized Distribution per Common Share[2]	$1.4004
Economic Leverage as of October 31, 2013[3]	43%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	10/31/13	2/27/13[4]	Change	High	Low
Market Price	$17.04	$20.00	(14.80)%	$20.50	$15.51
Net Asset Value	$18.95	$19.10	(0.79)%	$19.81	$18.00

Market Price and Net Asset Value History Since Inception

[4]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Portfolio Composition	10/31/13
Corporate Bonds	42%
Non-Agency Mortgage-Backed Securities	25
Asset-Backed Securities	18
Preferred Securities	9
Floating Rate Loan Interests	5
Foreign Agency Obligations	1

Credit Quality Allocation[5]	10/31/13
AA/Aa	1%
A	3
BBB/Baa	23
BB/Ba	33
B	31
CCC/Caa	6
Not Rated	3

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	OCTOBER 31, 2013	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility and/or entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Trust’s net assets plus the proceeds of any outstanding borrowings). If the Trusts segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Trust voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of October 31, 2013, the Trusts had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BTZ	33%
BGT	30%
BIT	43%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (b)	USD	2,805	$2,919,637
Atrium CDO Corp., Series 5A, Class A4, 0.65%, 7/20/20 (a)(b)		9,000	8,505,000
SLM Student Loan Trust, Series 2004-B, Class A2, 0.45%, 6/15/21 (a)		4,153	4,086,906
Total Asset-Backed Securities — 1.0%			15,511,543

Corporate Bonds
Aerospace & Defense — 0.5%
Bombardier, Inc., 4.25%, 1/15/16 (b)		1,390	1,449,075
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		1,430	1,539,038
7.13%, 3/15/21		2,000	2,167,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		3,418	3,725,620

			8,881,233
Airlines — 0.7%
Continental Airlines Pass-Through Trust:
Series 2009-2, Class B, 9.25%, 11/10/18		3,339	3,681,354
Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,096,100
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		3,582	3,940,307
Virgin Australia 2013-1B Trust, 6.00%, 10/23/20 (b)		1,950	1,970,121

			11,687,882
Auto Components — 1.4%
Delphi Corp.:
6.13%, 5/15/21		870	957,000
5.00%, 2/15/23		4,600	4,830,000
Ford Motor Co., 7.45%, 7/16/31		3,660	4,567,526
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		9,200	9,648,500
Schaeffler Finance BV, 4.75%, 5/15/21 (b)		2,470	2,463,825

			22,466,851
Automobiles — 0.2%
General Motors Co. (b):
4.88%, 10/02/23		1,875	1,898,438
6.25%, 10/02/43		940	977,600

			2,876,038
Beverages — 0.2%
Silgan Holdings, Inc., 5.50%, 2/01/22 (b)		3,004	2,988,980
Building Products — 0.5%
Building Materials Corp. of America (b):
7.00%, 2/15/20		1,430	1,537,250
6.75%, 5/01/21		3,600	3,915,000
Cemex SAB de CV, 5.88%, 3/25/19 (b)		440	430,650
Momentive Performance Materials, Inc., 8.88%, 10/15/20		1,030	1,089,225
Corporate Bonds		Par (000)	Value
Building Products (concluded)
Texas Industries, Inc., 9.25%, 8/15/20	USD	1,342	$1,482,910

			8,455,035
Capital Markets — 4.5%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		10,000	11,457,570
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (b)(c)		2,800	2,962,767
The Goldman Sachs Group, Inc. (c):
6.25%, 9/01/17		625	722,980
6.15%, 4/01/18		1,650	1,912,340
7.50%, 2/15/19		5,165	6,342,067
5.25%, 7/27/21		1,175	1,296,929
5.75%, 1/24/22		5,500	6,236,890
6.25%, 2/01/41		15,000	17,360,910
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		773	786,527
Morgan Stanley (c):
5.63%, 9/23/19		6,770	7,725,247
5.75%, 1/25/21		5,495	6,291,517
5.50%, 7/28/21		2,695	3,033,190
UBS AG (c):
5.88%, 7/15/16		3,450	3,845,463
Series 001, 2.25%, 1/28/14		3,170	3,184,208

			73,158,605
Chemicals — 3.0%
Ashland, Inc., 3.88%, 4/15/18		1,745	1,753,725
Axiall Corp., 4.88%, 5/15/23 (b)		367	351,861
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		6,000	7,835,574
Celanese US Holdings LLC, 5.88%, 6/15/21		2,615	2,798,050
Chemtura Corp., 5.75%, 7/15/21		632	639,900
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)		2,370	2,292,975
Huntsman International LLC:
4.88%, 11/15/20		1,385	1,378,075
8.63%, 3/15/21 (c)		2,000	2,245,000
Ineos Finance PLC (b):
8.38%, 2/15/19		255	284,325
7.50%, 5/01/20		2,080	2,272,400
Linde Finance BV, 7.38%, 7/14/66 (a)	EUR	2,086	3,200,459
LSB Industries, Inc., 7.75%, 8/01/19 (b)	USD	569	601,718
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)		6,370	7,294,421
NOVA Chemicals Corp., 5.25%, 8/01/23 (b)		2,277	2,322,540
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		990	1,019,700
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		885	885,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		9,256	9,510,540
Tronox Finance LLC, 6.38%, 8/15/20 (c)		737	751,740
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (b)		617	655,562

			48,093,565
Commercial Banks — 5.6%
Associated Banc-Corp, 5.13%, 3/28/16 (c)		7,430	8,014,451
BPCE SA, 5.70%, 10/22/23 (b)		7,000	7,178,990

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ARB	Airport Revenue Bonds	FKA	Formerly Known As
	CAD	Canadian Dollar	GBP	British Pound
	CHF	Swiss Franc	LIBOR	London Interbank Offered Rate
	CLO	Collateralized Loan Obligation	PIK	Payment-In-Kind
	DIP	Debtor-In-Possession	RB	Revenue Bonds
	ETF	Exchange-Traded Fund	SPDR	Standard & Poor’s Depository Receipts
	EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	11

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
CIT Group, Inc.:
4.25%, 8/15/17	USD	4,600	$4,824,250
5.25%, 3/15/18		4,030	4,357,438
6.63%, 4/01/18 (b)		335	379,806
5.50%, 2/15/19 (b)		5,147	5,571,628
City National Corp., 5.25%, 9/15/20 (c)		2,900	3,138,392
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22 (c)		3,775	3,690,017
Credit Suisse AG, 6.50%, 8/08/23 (b)		12,000	12,808,800
Discover Bank:
8.70%, 11/18/19		748	954,651
4.20%, 8/08/23		4,460	4,522,855
Fifth Third Bancorp, 5.10% (a)(d)		5,000	4,500,000
HSBC Finance Corp., 6.68%, 1/15/21 (c)		5,150	5,985,206
Regions Financial Corp., 5.75%, 6/15/15		6,110	6,531,731
RESPARCS Funding LP I, 8.00% (d)		4,000	1,120,000
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,750	3,861,469
SVB Financial Group, 5.38%, 9/15/20 (c)		2,850	3,151,239
Wachovia Bank NA, 6.60%, 1/15/38 (c)		3,620	4,518,397
Wells Fargo & Co. (c):
3.45%, 2/13/23		2,325	2,212,186
4.13%, 8/15/23		4,000	4,000,336

			91,321,842
Commercial Services & Supplies — 3.2%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)		1,003	1,053,150
The ADT Corp., 6.25%, 10/15/21 (b)		1,667	1,769,104
Aviation Capital Group Corp. (b):
7.13%, 10/15/20 (c)		31,000	34,410,000
6.75%, 4/06/21		7,850	8,458,375
Covanta Holding Corp., 6.38%, 10/01/22		2,245	2,319,963
Mobile Mini, Inc., 7.88%, 12/01/20		930	1,020,675
West Corp., 8.63%, 10/01/18		2,287	2,492,830

			51,524,097
Communications Equipment — 0.9%
Avaya, Inc., 10.50%, 3/01/21 (b)		1,826	1,588,620
Brocade Communications Systems, Inc., 6.88%, 1/15/20		8,695	9,368,862
CommScope, Inc., 8.25%, 1/15/19 (b)		650	713,375
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		2,400	2,628,000

			14,298,857
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		673	696,555
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		825	798,188

			1,494,743
Construction Materials — 1.0%
HD Supply, Inc.:
8.13%, 4/15/19		7,300	8,159,210
11.00%, 4/15/20		2,740	3,288,548
7.50%, 7/15/20 (b)		2,905	3,064,775
Vulcan Materials Co., 7.00%, 6/15/18		1,380	1,559,400

			16,071,933
Consumer Finance — 4.0%
Capital One Bank USA NA, 3.38%, 2/15/23		11,610	11,066,188
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		8,069	8,938,362
Discover Financial Services, 3.85%, 11/21/22		3,252	3,154,326
Experian Finance PLC, 2.38%, 6/15/17 (b)(c)		2,550	2,539,815
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		4,000	4,751,484
5.88%, 8/02/21		9,420	10,792,240
Corporate Bonds		Par (000)	Value
Consumer Finance (concluded)
Inmarsat Finance PLC, 7.38%, 12/01/17 (b)	USD	5,620	5,844,800
SLM Corp.:
3.88%, 9/10/15		5,000	5,175,000
6.25%, 1/25/16		11,620	12,651,275

			64,913,490
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC (b):
7.38%, 10/15/17		410	440,750
9.13%, 10/15/20		1,130	1,217,575
Ball Corp., 6.75%, 9/15/20		7,360	8,004,000
Bemis Co., Inc., 6.80%, 8/01/19		200	238,840
Cascades, Inc., 7.75%, 12/15/17		447	465,998
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		3,128	3,315,680
Graphic Packaging International, Inc., 4.75%, 4/15/21		1,925	1,900,937
Sealed Air Corp. (b):
6.50%, 12/01/20		2,330	2,530,962
8.38%, 9/15/21		700	801,500
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		1,740	1,783,500

			20,699,742
Diversified Consumer Services — 0.5%
APX Group, Inc., 6.38%, 12/01/19		2,600	2,590,250
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)		1,769	1,658,438
Service Corp. International, 4.50%, 11/15/20		4,382	4,283,405

			8,532,093
Diversified Financial Services — 10.5%
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,192,905
Ally Financial, Inc.:
4.50%, 2/11/14		3,900	3,929,250
8.30%, 2/12/15		5,290	5,733,037
8.00%, 11/01/31		5,240	6,248,700
Bank of America Corp.:
3.75%, 7/12/16 (c)		5,525	5,878,661
5.00%, 5/13/21 (c)		17,100	18,815,062
5.70%, 1/24/22 (c)		2,590	2,973,203
Series U, 5.20% (a)(d)		3,775	3,425,812
Bank of America NA, 5.30%, 3/15/17 (c)		13,440	14,924,932
Citigroup, Inc. (c):
4.45%, 1/10/17		4,800	5,219,203
8.50%, 5/22/19		464	600,360
6.68%, 9/13/43		4,125	4,610,999
DPL, Inc.:
6.50%, 10/15/16		955	1,029,013
7.25%, 10/15/21		2,685	2,792,400
General Motors Financial Co., Inc.:
6.75%, 6/01/18		1,700	1,925,250
4.25%, 5/15/23 (b)		1,681	1,613,760
ING Bank NV, 5.00%, 6/09/21 (b)(c)		8,000	8,770,160
Intesa Sanpaolo SpA, 3.13%, 1/15/16		5,450	5,557,757
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		2,105	2,162,888
Jefferies Group LLC, 5.13%, 1/20/23		1,850	1,875,438
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (b)		2,149	2,127,510
JPMorgan Chase & Co. (a)(d):
Series Q, 5.15%		4,000	3,620,000
Series R, 6.00% (c)		17,780	17,202,150
LeasePlan Corp. NV, 3.00%, 10/23/17 (b)(c)		6,775	6,865,785
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,038,552
Macquarie Bank Ltd., 5.00%, 2/22/17 (b)(c)		2,325	2,549,595
Moody’s Corp., 6.06%, 9/07/17		20,000	21,195,420

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD	1,588	$1,695,190
9.00%, 4/15/19		110	117,700
7.88%, 8/15/19		2,480	2,740,400
9.88%, 8/15/19		585	647,156
5.75%, 10/15/20		4,620	4,770,150
6.88%, 2/15/21		365	396,025

			170,244,423
Diversified Telecommunication Services — 6.3%
AT&T, Inc., 6.30%, 1/15/38 (c)		12,000	13,010,280
CenturyLink, Inc., 5.63%, 4/01/20		1,660	1,686,975
Level 3 Financing, Inc.:
8.13%, 7/01/19		11,171	12,316,027
8.63%, 7/15/20		2,240	2,536,800
Telecom Italia Capital SA:
6.18%, 6/18/14		2,177	2,236,519
6.00%, 9/30/34		7,500	6,595,710
Telefonica Emisiones SAU:
3.19%, 4/27/18		6,550	6,646,010
4.57%, 4/27/23		3,450	3,438,598
Verizon Communications, Inc. (c):
2.00%, 9/14/18 (a)		5,000	5,278,950
5.15%, 9/15/23		8,775	9,520,770
6.40%, 9/15/33		9,475	10,724,554
7.35%, 4/01/39		7,825	9,735,317
6.55%, 9/15/43		13,225	15,343,790
Windstream Corp., 7.88%, 11/01/17		2,280	2,607,750

			101,678,050
Electric Utilities — 4.1%
CMS Energy Corp., 5.05%, 3/15/22		9,900	10,769,042
Dominion Resources, Inc., 8.88%, 1/15/19 (c)		8,000	10,360,288
Duke Energy Corp., 3.55%, 9/15/21 (c)		3,650	3,727,026
Great Plains Energy, Inc., 5.29%, 6/15/22 (e)		5,550	6,057,930
Midland Cogeneration Venture LP, 5.25%, 3/15/25 (b)		5,000	5,062,220
Mirant Mid Atlantic Pass Through Trust B, Series B, 9.13%, 6/30/17		1,387	1,469,845
Nisource Finance Corp., 6.80%, 1/15/19		3,075	3,631,218
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		4,150	4,288,382
5.30%, 6/01/42		2,750	2,842,163
Progress Energy, Inc., 7.00%, 10/30/31 (c)		12,000	14,653,308
Puget Energy, Inc.:
6.00%, 9/01/21		275	301,122
5.63%, 7/15/22		2,700	2,912,709

			66,075,253
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		2,385	2,414,813
Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	3,074,500
Energy Equipment & Services — 3.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20		375	401,250
CGG, 6.50%, 6/01/21		2,390	2,485,600
Energy Transfer Partners LP:
5.20%, 2/01/22		10,200	10,976,842
6.50%, 2/01/42		2,340	2,562,174
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		293	297,395
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		2,591	2,662,253
Oil States International, Inc.:
6.50%, 6/01/19		2,155	2,295,075
5.13%, 1/15/23 (b)		2,385	2,653,313
Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
Parker Drilling Co., 7.50%, 8/01/20 (b)	USD	1,255	$1,305,200
Petrofac Ltd., 3.40%, 10/10/18 (b)(c)		5,360	5,444,961
Precision Drilling Corp., 6.50%, 12/15/21		865	921,225
Seadrill Ltd., 5.63%, 9/15/17 (b)		6,254	6,457,255
Transocean, Inc.:
2.50%, 10/15/17		1,300	1,312,146
6.50%, 11/15/20		3,795	4,305,742
6.38%, 12/15/21		4,655	5,244,644
6.80%, 3/15/38		3,300	3,592,406

			52,917,481
Food & Staples Retailing — 0.7%
HJ Heinz Finance Co., 7.13%, 8/01/39 (b)		4,415	4,602,637
Rite Aid Corp., 6.75%, 6/15/21		1,170	1,237,275
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (c)		5,150	5,617,914

			11,457,826
Food Products — 1.7%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		2,600	2,634,710
Kellogg Co., Series B, 7.45%, 4/01/31 (c)		5,000	6,401,380
Kraft Foods Group, Inc., 5.00%, 6/04/42 (c)		5,000	5,025,415
Mondelez International, Inc.:
6.50%, 8/11/17		4,450	5,192,131
6.13%, 8/23/18		4,840	5,664,349
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)		917	875,735
Sun Merger Sub, Inc. (b):
5.25%, 8/01/18		1,389	1,451,505
5.88%, 8/01/21		715	747,175

			27,992,400
Gas Utilities — 0.5%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		2,345	3,012,127
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18		1,575	1,691,156
Targa Resources Partners LP:
7.88%, 10/15/18		2,355	2,555,175
6.88%, 2/01/21		1,265	1,363,037

			8,621,495
Health Care Equipment & Supplies — 0.1%
Teleflex, Inc., 6.88%, 6/01/19		1,660	1,734,700
Health Care Providers & Services — 3.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19		1,550	1,672,062
6.00%, 10/15/21 (b)		869	890,725
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		1,620	1,684,800
HCA, Inc.:
8.50%, 4/15/19		665	714,044
6.50%, 2/15/20		7,876	8,762,050
7.88%, 2/15/20		135	146,475
7.25%, 9/15/20		11,347	12,439,149
Tenet Healthcare Corp.:
6.25%, 11/01/18		3,162	3,462,390
6.00%, 10/01/20 (b)		2,669	2,822,467
4.50%, 4/01/21		304	294,880
4.38%, 10/01/21 (b)		7,335	7,041,600
8.13%, 4/01/22 (b)		5,937	6,501,015
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		10,000	12,791,530

			59,223,187
Health Care Technology — 0.4%
Amgen, Inc., 5.15%, 11/15/41 (c)		6,500	6,551,298

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	13

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 1.6%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope (b):
8.00%, 10/01/20	USD	4,618	$4,629,545
11.00%, 10/01/21 (c)		6,123	5,985,232
Carnival Corp., 3.95%, 10/15/20 (c)		3,735	3,788,616
Diamond Resorts Corp., 12.00%, 8/15/18		2,131	2,365,410
MCE Finance Ltd., 5.00%, 2/15/21 (b)		3,895	3,856,050
Playa Resorts Holding BV, 8.00%, 8/15/20 (b)		749	793,004
PNK Finance Corp., 6.38%, 8/01/21 (b)		949	996,450
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		1,718	1,687,935
Wynn Macau Ltd., 5.25%, 10/15/21 (b)		1,758	1,797,555

			25,899,797
Household Durables — 1.4%
Beazer Homes USA, Inc., 6.63%, 4/15/18		2,330	2,481,450
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		1,647	1,634,648
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		3,675	3,913,875
KB Home:
7.25%, 6/15/18		1,990	2,169,100
7.00%, 12/15/21		1,504	1,549,120
United Rentals North America, Inc.:
5.75%, 7/15/18		793	850,492
7.38%, 5/15/20		2,025	2,257,875
7.63%, 4/15/22		1,853	2,075,360
Standard Pacific Corp., 8.38%, 1/15/21		3,015	3,459,712
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		1,537	1,498,575

			21,890,207
Household Products — 0.1%
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20		810	860,625
6.63%, 11/15/22		1,110	1,184,925

			2,045,550
Independent Power Producers & Energy Traders — 1.1%
Calpine Corp. (b):
7.50%, 2/15/21		219	236,520
6.00%, 1/15/22		878	910,925
5.88%, 1/15/24		823	825,058
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		9,380	9,849,000
GenOn REMA LLC, 9.68%, 7/02/26		1,690	1,757,600
Laredo Petroleum, Inc.:
9.50%, 2/15/19		965	1,078,387
7.38%, 5/01/22		900	974,250
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,883,642

			17,515,382
Insurance — 5.9%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		1,204	1,246,140
AIG Life Holdings, Inc., 8.50%, 7/01/30		500	645,000
American International Group, Inc.:
3.80%, 3/22/17 (c)		5,070	5,416,377
8.25%, 8/15/18 (c)		2,125	2,688,257
6.40%, 12/15/20 (c)		8,710	10,449,370
8.18%, 5/15/68 (a)		3,755	4,628,037
Aon Corp., 5.00%, 9/30/20 (c)		7,700	8,555,485
Aon PLC, 4.25%, 12/12/42 (c)		6,500	5,696,645
Farmers Exchange Capital II, 6.15%, 11/01/53 (a)(b)		4,140	4,218,950
Forethought Financial Group, Inc., 8.63%, 4/15/21 (b)		3,400	3,790,480
Corporate Bonds		Par (000)	Value
Insurance (concluded)
Genworth Financial, Inc., 7.63%, 9/24/21	USD	2,880	$3,531,128
ING US, Inc., 5.65%, 5/15/53 (a)		4,750	4,520,262
Manulife Financial Corp., 4.90%, 9/17/20 (c)		10,425	11,346,226
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		1,455	1,498,650
Principal Financial Group, Inc., 8.88%, 5/15/19 (c)		2,825	3,698,052
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		10,000	12,314,140
XLIT Ltd., 5.75%, 10/01/21 (c)		10,085	11,667,589

			95,910,788
Internet Software & Services — 0.3%
Equinix, Inc., 4.88%, 4/01/20		357	358,339
IAC/InterActiveCorp, 4.75%, 12/15/22		2,461	2,331,797
VeriSign, Inc., 4.63%, 5/01/23		1,425	1,387,594

			4,077,730
IT Services — 1.6%
Ceridian Corp., 8.88%, 7/15/19 (b)		12,085	13,988,387
Epicor Software Corp., 8.63%, 5/01/19		2,400	2,604,000
First Data Corp. (b):
7.38%, 6/15/19 (c)		3,155	3,395,569
6.75%, 11/01/20		2,720	2,879,800
SunGard Data Systems, Inc., 7.38%, 11/15/18		2,460	2,607,600

			25,475,356
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20 (c)		12,000	13,743,744
Machinery — 0.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (b)		1,907	1,978,513
Media — 6.8%
A&E Television Networks LLC, 3.25%, 8/22/19		5,000	4,987,500
AMC Networks, Inc.:
7.75%, 7/15/21		1,330	1,496,250
4.75%, 12/15/22		685	662,738
Cinemark USA, Inc., 5.13%, 12/15/22		349	341,148
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		10,205	10,687,670
COX Communications, Inc., 8.38%, 3/01/39 (b)(c)		10,000	12,288,570
CSC Holdings LLC, 8.63%, 2/15/19		4,005	4,735,912
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		8,575	8,990,236
Gray Television, Inc., 7.50%, 10/01/20 (b)		713	746,867
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		710	765,025
5.50%, 8/01/23 (b)		2,909	2,807,185
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		6,025	5,723,129
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		463	491,938
Lynx I Corp., 5.38%, 4/15/21 (b)		1,394	1,400,970
NAI Entertainment Holdings LLC, 5.00%, 8/01/18 (b)		1,471	1,507,775
The New York Times Co., 6.63%, 12/15/16		1,725	1,906,125
News America, Inc., 6.15%, 3/01/37 (c)		9,575	10,675,302
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		2,300	2,193,625
4.63%, 5/15/23		1,129	1,035,857
Time Warner Cable, Inc., 6.75%, 6/15/39 (c)		5,000	4,762,530
Time Warner, Inc., 7.70%, 5/01/32 (c)		12,000	15,340,992
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (b):
7.50%, 3/15/19		3,530	3,830,050
5.50%, 1/15/23		1,000	987,500

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
Univision Communications, Inc., 5.13%, 5/15/23 (b)	USD	4,793	$4,745,070
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		7,750	8,060,000

			111,169,964
Metals & Mining — 4.2%
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		5,000	4,444,335
ArcelorMittal:
9.50%, 2/15/15		1,623	1,779,133
4.25%, 2/25/15		711	732,330
4.25%, 8/05/15		1,325	1,368,063
5.00%, 2/25/17		885	934,781
6.13%, 6/01/18		2,575	2,793,875
Barrick Gold Corp.:
2.90%, 5/30/16 (c)		3,625	3,715,803
4.10%, 5/01/23		5,000	4,534,990
Commercial Metals Co., 4.88%, 5/15/23		2,194	2,084,300
FMG Resources August 2006 Property Ltd. (b)(c):
6.38%, 2/01/16		5,485	5,718,112
6.00%, 4/01/17		8,552	8,936,840
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		4,700	4,429,134
3.88%, 3/15/23		8,900	8,424,117
Freeport-McMoRan Corp., 7.13%, 11/01/27		8,500	9,514,016
New Gold, Inc., 6.25%, 11/15/22 (b)		1,795	1,768,075
Novelis, Inc.:
8.38%, 12/15/17		1,130	1,209,100
8.75%, 12/15/20		3,285	3,654,562
Steel Dynamics, Inc.:
6.38%, 8/15/22		1,430	1,544,400
5.25%, 4/15/23 (b)		163	161,370

			67,747,336
Multi-Utilities — 1.3%
CenterPoint Energy, Inc. (c):
5.95%, 2/01/17		9,000	10,205,955
6.50%, 5/01/18		9,675	11,425,362

			21,631,317
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		3,230	3,452,825
Dufry Finance SCA, 5.50%, 10/15/20 (b)		3,460	3,508,582

			6,961,407
Oil, Gas & Consumable Fuels — 17.0%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		3,267	3,503,857
6.13%, 7/15/22		1,600	1,716,000
4.88%, 5/15/23		411	408,945
Anadarko Petroleum Corp., 6.38%, 9/15/17		75	87,677
Antero Resources Finance Corp., 5.38%, 11/01/21 (b)(f)		649	659,546
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		656	685,520
Berry Petroleum Co., 6.38%, 9/15/22		3,207	3,303,210
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		245	259,700
BP Capital Markets PLC, 5.25%, 11/07/13 (c)		2,100	2,100,609
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		1,076	1,172,840
Chesapeake Energy Corp.:
7.25%, 12/15/18		2,178	2,504,700
6.63%, 8/15/20		2,085	2,350,837
6.13%, 2/15/21 (c)		1,857	2,028,772
5.75%, 3/15/23		2,615	2,771,900
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc.:
6.50%, 1/15/22	USD	562	613,985
5.50%, 10/01/22		226	235,605
5.50%, 4/01/23		1,365	1,416,188
CONSOL Energy, Inc.:
8.00%, 4/01/17		4,036	4,278,160
8.25%, 4/01/20		355	388,281
Continental Resources, Inc.:
5.00%, 9/15/22		6,557	6,827,476
4.50%, 4/15/23		469	473,104
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (b)(f)		710	725,975
DCP Midstream LLC, 4.75%, 9/30/21 (b)		1,074	1,095,708
DCP Midstream Operating LP, 3.88%, 3/15/23		2,690	2,509,159
Denbury Resources, Inc., 4.63%, 7/15/23		2,572	2,372,670
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		3,487	3,670,067
El Paso LLC, 7.75%, 1/15/32		4,537	4,709,225
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		5,075	5,896,409
5.00%, 10/01/21		1,850	1,971,823
Enbridge Energy Partners LP, 9.88%, 3/01/19		6,000	7,872,558
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		3,465	3,707,550
Enterprise Products Operating LLC, Series N, 6.50%, 1/31/19 (c)		12,000	14,295,408
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI, 6.88%, 5/01/19		3,833	4,120,475
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		2,525	2,644,937
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20 (c)		12,000	14,401,956
Kinder Morgan, Inc., 5.63%, 11/15/23 (b)		1,105	1,105,000
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		3,145	3,490,950
5.50%, 2/01/22 (b)		540	550,800
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20 (b)		1,224	1,220,940
8.63%, 4/15/20		480	511,200
7.75%, 2/01/21		475	490,438
Marathon Petroleum Corp., 3.50%, 3/01/16		4,600	4,845,194
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22		1,369	1,485,365
MEG Energy Corp. (b):
6.50%, 3/15/21		3,839	4,006,956
7.00%, 3/31/24		3,598	3,678,955
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		885	898,275
Newfield Exploration Co., 6.88%, 2/01/20		1,965	2,102,550
Nexen, Inc., 6.40%, 5/15/37 (c)		4,615	5,302,340
Oasis Petroleum, Inc.:
7.25%, 2/01/19		915	983,625
6.50%, 11/01/21		1,025	1,109,563
6.88%, 3/15/22 (b)		1,185	1,279,800
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)		3,623	3,776,977
Offshore Group Investment Ltd., 7.13%, 4/01/23		963	979,853
ONEOK Partners LP, 8.63%, 3/01/19 (c)		10,000	12,752,400
Pacific Drilling SA, 5.38%, 6/01/20 (b)		1,537	1,548,528
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		191	199,595
PDC Energy, Inc., 7.75%, 10/15/22		1,225	1,329,125
Peabody Energy Corp.:
6.00%, 11/15/18		2,527	2,665,985
6.25%, 11/15/21		2,503	2,584,348
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20		3,416	3,791,760

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Petrobras International Finance Co. (c):
3.88%, 1/27/16	USD	12,550	$12,974,805
5.38%, 1/27/21		3,385	3,441,777
Petrohawk Energy Corp., 10.50%, 8/01/14 (c)		2,080	2,132,000
Petroleos Mexicanos, 4.88%, 1/18/24		2,000	2,040,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		3,980	4,258,600
Pioneer Natural Resources Co., 6.88%, 5/01/18		1,665	1,984,898
Premier Oil PLC, 5.00%, 6/09/18		11,500	11,758,750
Range Resources Corp.:
6.75%, 8/01/20		1,760	1,914,000
5.00%, 8/15/22		107	106,866
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (b)		4,351	4,024,675
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		1,035	1,076,400
Rosetta Resources, Inc., 5.63%, 5/01/21		3,448	3,482,480
Ruby Pipeline LLC, 6.00%, 4/01/22 (b)		10,000	10,850,640
Sabine Pass Liquefaction LLC (b):
5.63%, 2/01/21		7,393	7,466,930
5.63%, 4/15/23		1,947	1,908,060
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		5,965	6,658,431
6.50%, 11/01/20		1,920	2,006,400
SandRidge Energy, Inc.:
8.75%, 1/15/20		139	150,120
7.50%, 2/15/23		1,541	1,598,788
SM Energy Co.:
6.63%, 2/15/19		903	961,695
6.50%, 11/15/21		1,160	1,258,600
6.50%, 1/01/23		577	617,390
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		1,614	1,698,735
Tesoro Corp., 5.38%, 10/01/22		800	792,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.13%, 10/15/21		1,120	1,159,200
Western Gas Partners LP, 5.38%, 6/01/21		5,125	5,523,848
Whiting Petroleum Corp.:
5.00%, 3/15/19		3,550	3,692,000
5.75%, 3/15/21 (b)		2,341	2,463,902
The Williams Cos., Inc.:
3.70%, 1/15/23		5,000	4,597,080
8.75%, 3/15/32		2,478	3,080,798

			276,151,222
Paper & Forest Products — 2.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		1,473	1,592,681
Clearwater Paper Corp., 4.50%, 2/01/23		532	486,780
International Paper Co. (c):
7.50%, 8/15/21		9,675	12,018,527
8.70%, 6/15/38		4,000	5,633,972
7.30%, 11/15/39		10,000	12,481,310
Louisiana-Pacific Corp., 7.50%, 6/01/20		2,130	2,348,325
Mercer International, Inc., 9.50%, 12/01/17		1,750	1,898,750

			36,460,345
Pharmaceuticals — 2.0%
AbbVie, Inc., 2.90%, 11/06/22 (c)		5,675	5,416,827
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	400	607,593
Merck & Co., Inc., 6.50%, 12/01/33 (c)	USD	6,420	8,188,428
Mylan, Inc., 6.00%, 11/15/18 (b)		3,250	3,496,678
Roche Holdings, Inc., 7.00%, 3/01/39 (b)(c)		2,805	3,781,642
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		417	431,595
6.38%, 10/15/20		2,355	2,513,962
Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
VPII Escrow Corp., 6.75%, 8/15/18 (b)	USD	6,955	7,615,725

			32,052,450
Professional Services — 0.5%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		2,158	2,524,860
The Dun & Bradstreet Corp., 3.25%, 12/01/17		5,750	5,811,031

			8,335,891
Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		10,000	11,673,400
DDR Corp.:
4.75%, 4/15/18		2,140	2,328,068
7.88%, 9/01/20		2,650	3,291,003
ERP Operating LP, 5.75%, 6/15/17 (c)		10,000	11,340,770
Felcor Lodging LP, 5.63%, 3/01/23		999	984,015
HCP, Inc., 5.38%, 2/01/21 (c)		3,450	3,813,420
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23		3,600	3,414,956
UDR, Inc., 4.25%, 6/01/18		5,225	5,596,414
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		3,835	4,092,980

			46,535,026
Real Estate Management & Development — 0.5%
Lennar Corp., 4.75%, 11/15/22		1,805	1,710,238
Realogy Corp., 7.63%, 1/15/20 (b)(c)		2,085	2,324,775
The Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		1,958	1,958,000
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,625	1,799,687

			7,792,700
Road & Rail — 1.5%
The Hertz Corp.:
4.25%, 4/01/18 (b)		983	985,458
6.75%, 4/15/19		1,167	1,258,901
5.88%, 10/15/20		925	973,563
7.38%, 1/15/21		310	344,100
6.25%, 10/15/22		1,560	1,634,100
Norfolk Southern Corp., 6.00%, 3/15/05 (c)		17,200	18,797,828

			23,993,950
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., 6.90%, 5/01/18		5,515	6,541,645
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		1,655	1,725,337

			8,266,982
Software — 0.6%
Activision Blizzard, Inc. (b):
5.63%, 9/15/21		2,310	2,390,850
6.13%, 9/15/23		804	840,180
Infor US, Inc., 9.38%, 4/01/19		2,190	2,474,700
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		4,435	4,401,738

			10,107,468
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		6,125	7,043,750
L Brands, Inc., 7.00%, 5/01/20		3,050	3,454,125
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(g)		485	495,912
QVC, Inc., 7.38%, 10/15/20 (b)		355	386,916
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19		2,015	2,226,575
VF Corp., 5.95%, 11/01/17 (c)		5,000	5,755,445

			19,362,723

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.2%
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (b)	USD	1,674	$1,682,370
The William Carter Co., 5.25%, 8/15/21 (b)		1,406	1,427,090

			3,109,460
Tobacco — 1.9%
Altria Group, Inc., 10.20%, 2/06/39 (c)		13,392	21,337,822
Lorillard Tobacco Co., 3.50%, 8/04/16		8,375	8,836,504

			30,174,326
Trading Companies & Distributors — 0.7%
Doric Nimrod Air Alpha 2013-1 Pass-Through Trust (b):
6.13%, 11/30/19		4,000	4,050,000
5.25%, 5/30/23		3,000	3,000,000
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust, 5.13%, 11/30/24 (b)		3,549	3,557,892

			10,607,892
Transportation Infrastructure — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. (b):
3.75%, 5/11/17		10,500	11,022,018
4.88%, 7/11/22		5,550	5,700,577

			16,722,595
Wireless Telecommunication Services — 5.8%
America Movil SAB de C.V. (c):
2.38%, 9/08/16		12,495	12,806,288
3.13%, 7/16/22		1,275	1,200,563
American Tower Corp.:
4.50%, 1/15/18 (c)		6,500	6,992,655
3.40%, 2/15/19		2,000	2,024,958
5.05%, 9/01/20		500	528,195
5.90%, 11/01/21 (c)		3,770	4,109,458
Crown Castle International Corp., 5.25%, 1/15/23		1,880	1,861,200
Crown Castle Towers LLC (b):
5.50%, 1/15/37		4,000	4,420,396
4.17%, 8/15/37		3,000	3,215,505
6.11%, 1/15/40		4,555	5,183,380
Digicel Group Ltd., 8.25%, 9/30/20 (b)		3,440	3,629,200
Digicel Ltd., 6.00%, 4/15/21 (b)		1,285	1,246,450
SBA Tower Trust, 5.10%, 4/15/42 (b)		13,975	15,113,599
Softbank Corp., 4.50%, 4/15/20 (b)		2,265	2,242,350
Sprint Communications, Inc. (FKA Sprint Nextel Corp.) (b):
9.00%, 11/15/18		5,290	6,414,125
7.00%, 3/01/20		9,302	10,325,220
Sprint Corp., 7.88%, 9/15/23 (b)		4,045	4,388,825
T-Mobile USA, Inc.:
6.46%, 4/28/19		950	1,007,000
6.63%, 4/28/21		2,680	2,834,100
6.73%, 4/28/22		2,495	2,635,344
6.84%, 4/28/23		1,405	1,485,788

			93,664,599
Total Corporate Bonds — 123.4%			1,998,835,132

Municipal Bonds
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General Third Lien, Build America Bonds, Series B, 6.85%, 1/01/38		5,000	5,320,350
Municipal Bonds		Par (000)	Value
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31	USD	10,000	11,858,200
Total Municipal Bonds — 1.1%			17,178,550

US Government Sponsored Agency Securities — 0.2%
Agency Obligations — 0.2%
Fannie Mae, 2.62%, 10/09/19 (c)(h)		3,945	3,379,394

US Treasury Obligations — 0.2%
US Treasury Note, 2.50%, 8/15/23 (c)		2,700	2,689,875

Preferred Securities

Capital Trusts
Capital Markets — 2.4%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (a)(c)		3,000	3,330,000
State Street Capital Trust IV, 1.25%, 6/01/67 (a)(c)		45,845	36,016,749

			39,346,749
Commercial Banks — 2.6%
Barclays Bank PLC (a)(b)(d):
5.93%		2,125	2,236,563
7.43%		2,225	2,453,062
BNP Paribas SA, 7.20% (a)(b)(c)(d)		5,000	5,206,250
Credit Agricole SA, 8.38% (a)(b)(c)(d)		5,000	5,631,250
HSBC Capital Funding LP, 10.18% (a)(b)(c)(d)		11,835	16,924,050
M&T Capital Trust II, 8.28%, 6/01/27 (c)		4,540	4,630,800
Standard Chartered PLC, 7.01% (a)(b)(c)(d)		5,000	5,275,000

			42,356,975
Diversified Financial Services — 0.8%
General Electric Capital Corp. (a)(c)(d):
Series B, 6.25%		9,100	9,486,750
Series C, 5.25%		3,000	2,865,000

			12,351,750
Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 6.70%, 3/30/67 (a)		8,300	8,383,000
Insurance — 8.6%
ACE Capital Trust II, 9.70%, 4/01/30 (c)		7,000	10,045,000
The Allstate Corp., 6.50%, 5/15/67 (a)(c)		10,400	10,947,040
AXA SA (a)(b)(d):
6.38%		4,900	4,820,375
6.46%		6,000	6,097,500
Bank One Capital III, 8.75%, 9/01/30 (c)		2,000	2,603,508
The Chubb Corp., 6.38%, 3/29/67 (a)(c)		7,400	8,066,000
Great-West Life & Annuity Insurance Capital LP II, 7.15%, 5/16/46 (a)(b)(c)		500	525,000
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)		3,500	4,096,750
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		8,325	12,654,000
Lincoln National Corp., 7.00%, 5/17/66 (a)		9,005	9,297,662
MetLife, Inc., 6.40%, 12/15/66		9,775	10,178,219
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)(c)		4,800	5,388,000
The Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (b)(c)		12,000	14,021,976

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
Insurance (concluded)
Principal Life Insurance Co., 8.00%, 3/01/44 (b)(c)	USD	2,500	$2,606,645
Prudential Financial, Inc., 5.88%, 9/15/42 (a)(c)		6,100	6,191,500
Prudential PLC, 6.50% (d)		6,000	6,014,400
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (a)		12,000	11,790,000
Swiss Re Capital I LP, 6.85% (a)(b)(c)(d)		4,450	4,739,250
XL Group PLC, Series E, 6.50% (a)(d)		1,920	1,883,520
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)(c)		6,800	7,276,000

			139,242,345
Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25% (b)(d)		5,600	5,544,000
Multi-Utilities — 0.3%
Dominion Resources, Inc., 7.50%, 6/30/66 (a)		4,400	4,702,500
Oil, Gas & Consumable Fuels — 1.4%
Enterprise Products Operating LLC (a):
7.00%, 6/01/67		2,500	2,600,000
Series A, 8.38%, 8/01/66		9,325	10,292,468
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (a)		9,400	9,762,248

			22,654,716
Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55 (a)		6,125	6,729,844
Total Capital Trusts — 17.4%			281,311,879

Preferred Stocks		Shares
Auto Components — 0.2%
Dana Holding Corp., 4.00% (b)(i)		14,973	2,458,379
Capital Markets — 0.2%
The Goldman Sachs Group, Inc., 5.50% (a)		162,450	3,708,733
Commercial Banks — 0.6%
Wells Fargo & Co., 5.85% (a)		403,900	9,822,848
Diversified Financial Services — 0.3%
Citigroup, Inc., Series K, 6.88% (a)		206,000	5,139,700
Real Estate Investment Trusts (REITs) — 0.7%
Sovereign Real Estate Investment Trust, 12.00% (b)		7,000	8,818,418
Ventas Realty LP/Ventas Capital Corp., 5.45%		75,000	1,695,000
Vornado Realty Trust, Series K, 5.70%		50,000	1,047,500

			11,560,918
Preferred Stocks		Shares	Value
Wireless Telecommunication Services — 1.2%
Centaur Funding Corp., Series B Series B, 9.08% (b)	USD	15,143	18,583,301
Crown Castle International Corp., Series A, 4.50% (i)		8,192	838,451

			19,421,752
Total Preferred Stocks — 3.2%			52,112,330

Trust Preferred — 0.8%
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		495,620	13,099,822
Total Preferred Securities — 21.4%			346,524,031
Total Long-Term Investments (Cost — $2,265,230,227) — 147.3%			2,384,118,525

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)		3,999,467	3,999,467
Total Short-Term Securities (Cost — $3,999,467) — 0.2%			3,999,467

Options Purchased
(Cost — $12,822,253) — 0.6%			10,204,684
Total Investments Before Options Written (Cost — $2,282,051,947) — 148.1%			2,398,322,676

Options Written
(Premiums Received — $7,246,376) — (0.4)%			(6,194,184)
Total Investments, Net of Options Written — 147.7%			2,392,128,492
Liabilities in Excess of Other Assets — (47.7)%			(772,425,793)

Net Assets — 100.0%			$1,619,702,699

Notes to Schedule of Investments
(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$659,546	$9,208
Citigroup Global Markets, Inc.	$725,975	$15,975

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Convertible security.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,652,656	2,346,811	3,999,467	$7,314

(k)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of October 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.33%	1/17/13	Open	$6,352,950	$6,369,722
UBS Securities LLC	0.32%	1/18/13	Open	14,280,000	14,316,430
Credit Suisse Securities (USA) LLC	0.35%	1/29/13	Open	14,670,000	14,709,364
Deutsche Bank Securities, Inc.	0.15%	1/29/13	Open	3,442,013	3,444,669
Citigroup Global Markets, Inc.	(0.38)%	1/31/13	Open	2,301,075	2,294,531
Credit Suisse Securities (USA) LLC	0.35%	2/22/13	Open	3,070,938	3,078,461
Credit Suisse Securities (USA) LLC	0.35%	2/25/13	Open	11,500,000	11,527,840
BNP Paribas Securities Corp.	0.34%	2/28/13	Open	8,705,000	8,725,225
Deutsche Bank Securities, Inc.	(0.75)%	3/5/13	Open	1,494,575	1,487,071
UBS Securities LLC	0.35%	3/12/13	Open	6,132,500	6,146,392
BNP Paribas Securities Corp.	0.34%	3/21/13	Open	12,292,000	12,318,120
Credit Suisse Securities (USA) LLC	0.35%	3/28/13	Open	10,309,438	10,331,288
UBS Securities LLC	0.32%	3/28/13	Open	2,249,438	2,253,796
UBS Securities LLC	0.34%	3/28/13	Open	5,572,613	5,584,086
Barclays Capital, Inc.	0.35%	4/2/13	Open	6,163,125	6,175,828
Barclays Capital, Inc.	0.35%	4/2/13	Open	1,205,313	1,207,796
Barclays Capital, Inc.	0.35%	4/2/13	Open	2,858,194	2,864,085
Barclays Capital, Inc.	0.35%	4/2/13	Open	2,502,063	2,507,219
Barclays Capital, Inc.	0.35%	4/2/13	Open	2,054,850	2,059,085
BNP Paribas Securities Corp.	0.37%	4/2/13	Open	582,647	583,917
BNP Paribas Securities Corp.	0.37%	4/2/13	Open	5,475,000	5,486,929
BNP Paribas Securities Corp.	0.35%	4/2/13	Open	5,810,000	5,821,975
BNP Paribas Securities Corp.	0.37%	4/2/13	Open	4,957,000	4,967,801
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	1,252,295	1,254,876
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,360,375	2,365,240
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	7,590,500	7,606,145
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,747,563	3,755,286
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,607,400	3,614,835
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,633,656	3,641,145
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	860,781	862,555
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	4,077,375	4,085,779
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	8,587,500	8,605,200
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	1,699,441	1,702,944
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,567,375	3,574,728
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,171,875	2,176,351
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	11,181,744	11,204,791
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,285,625	2,290,336
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,915,000	2,921,008
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	6,173,719	6,186,444
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	20,623,680	20,666,188
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	5,266,463	5,277,317
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,132,000	2,136,394
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	12,448,144	12,473,801
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,007,500	3,013,699
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	5,154,000	5,164,623
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,873,500	2,879,423
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	837,900	839,627
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,637,656	2,643,092
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	872,969	874,768
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,880,000	2,885,936
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,664,406	3,671,959

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	$10,490,000	$10,511,621
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	8,018,569	8,035,096
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	597,400	598,631
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	4,604,531	4,614,021
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	3,695,813	3,703,429
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	476,875	477,858
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	4,197,375	4,206,026
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	532,125	533,222
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	10,825,000	10,847,312
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	7,353,913	7,369,070
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	8,703,625	8,721,564
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	1,143,000	1,145,356
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	7,339,594	7,354,722
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	2,639,763	2,645,204
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	15,710,963	15,743,345
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	6,912,938	6,927,186
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	980,156	982,176
Credit Suisse Securities (USA) LLC	0.35%	4/2/13	Open	5,351,063	5,362,092
Barclays Capital, Inc.	0.35%	4/10/13	Open	12,018,000	12,041,953
UBS Securities LLC	0.32%	4/12/13	Open	6,936,000	6,948,516
Deutsche Bank Securities, Inc.	(0.25)%	4/17/13	Open	2,107,500	2,104,675
Credit Suisse Securities (USA) LLC	0.35%	4/23/13	Open	7,076,875	7,090,085
Citigroup Global Markets, Inc.	(0.50)%	4/30/13	Open	1,862,500	1,857,740
BNP Paribas Securities Corp.	0.33%	5/2/13	Open	5,707,000	5,716,573
Barclays Capital, Inc.	0.40%	5/31/13	Open	14,160,000	14,184,229
Barclays Capital, Inc.	0.40%	5/31/13	Open	7,936,500	7,950,080
Barclays Capital, Inc.	0.35%	6/24/13	Open	4,788,764	4,794,816
Barclays Capital, Inc.	0.35%	6/24/13	Open	881,003	882,116
Barclays Capital, Inc.	0.35%	6/24/13	Open	2,428,471	2,431,540
Barclays Capital, Inc.	0.40%	7/22/13	Open	8,162,000	8,171,250
Deutsche Bank Securities, Inc.	0.34%	7/29/13	Open	6,375,000	6,380,720
Deutsche Bank Securities, Inc.	0.34%	7/31/13	Open	5,064,000	5,068,448
Deutsche Bank Securities, Inc.	0.35%	8/8/13	Open	4,397,000	4,400,634
Deutsche Bank Securities, Inc.	0.35%	8/8/13	Open	6,562,000	6,567,423
Deutsche Bank Securities, Inc.	0.35%	8/12/13	Open	5,648,000	5,652,448
Deutsche Bank Securities, Inc.	0.35%	8/12/13	Open	4,584,000	4,587,610
Credit Suisse Securities (USA) LLC	0.35%	8/23/13	Open	2,055,000	2,056,399
Deutsche Bank Securities, Inc.	0.35%	8/26/13	Open	8,051,000	8,056,244
BNP Paribas Securities Corp.	0.33%	8/27/13	Open	5,068,000	5,071,066
Deutsche Bank Securities, Inc.	0.34%	8/29/13	Open	9,867,000	9,872,871
Deutsche Bank Securities, Inc.	0.35%	8/30/13	Open	1,847,000	1,848,131
Credit Suisse Securities (USA) LLC	0.45%	9/23/13	Open	12,225,000	12,230,807
BNP Paribas Securities Corp.	0.34%	9/27/13	Open	13,964,000	13,968,616
Barclays Capital, Inc.	0.40%	10/10/13	Open	8,977,500	8,979,694
Barclays Capital, Inc.	0.40%	10/10/13	Open	6,638,125	6,639,748
Barclays Capital, Inc.	(0.25)%	10/11/13	Open	5,357,625	5,356,918
BNP Paribas Securities Corp.	0.34%	10/16/13	Open	2,822,000	2,822,426
BNP Paribas Securities Corp.	0.34%	10/17/13	Open	9,057,000	9,058,283
BNP Paribas Securities Corp.	0.34%	10/17/13	Open	10,273,000	10,274,455
Barclays Capital, Inc.	0.35%	10/21/13	Open	4,856,000	4,856,472
Barclays Capital, Inc.	0.35%	10/21/13	Open	2,692,000	2,692,262
Barclays Capital, Inc.	0.35%	10/21/13	Open	2,419,000	2,419,235
Barclays Capital, Inc.	0.35%	10/21/13	Open	5,066,000	5,066,493
Barclays Capital, Inc.	0.35%	10/21/13	Open	2,280,000	2,280,222
Barclays Capital, Inc.	0.35%	10/21/13	Open	718,000	718,070
Barclays Capital, Inc.	0.35%	10/21/13	Open	577,000	577,056
Barclays Capital, Inc.	0.35%	10/21/13	Open	4,589,000	4,589,446
Barclays Capital, Inc.	0.35%	10/21/13	Open	8,379,000	8,379,815
Barclays Capital, Inc.	0.35%	10/21/13	Open	2,371,000	2,371,231
UBS Securities LLC	0.35%	10/21/13	Open	11,025,000	11,026,072
UBS Securities LLC	0.35%	10/21/13	Open	22,649,375	22,651,577
UBS Securities LLC	0.35%	10/21/13	Open	5,037,500	5,037,990
UBS Securities LLC	0.34%	10/21/13	Open	4,669,000	4,669,441

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.25%	10/21/13	Open	$2,890,769	$2,890,970
UBS Securities LLC	0.34%	10/21/13	Open	9,020,375	9,021,227
UBS Securities LLC	0.34%	10/21/13	Open	927,563	927,650
UBS Securities LLC	0.34%	10/21/13	Open	1,233,750	1,233,867
UBS Securities LLC	0.34%	10/21/13	Open	685,156	685,221
UBS Securities LLC	0.35%	10/21/13	Open	3,180,469	3,180,778
UBS Securities LLC	0.32%	10/21/13	Open	8,430,000	8,430,749
BNP Paribas Securities Corp.	0.34%	10/21/13	Open	5,428,000	5,428,513
BNP Paribas Securities Corp.	0.34%	10/22/13	Open	4,274,000	4,274,404
BNP Paribas Securities Corp.	0.34%	10/22/13	Open	6,120,000	6,120,578
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	17,741,250	17,742,802
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	16,593,750	16,595,202
Deutsche Bank Securities, Inc.	(1.10)%	10/22/13	Open	5,128,000	5,126,704
UBS Securities LLC	0.36%	10/21/13	Open	7,634,325	7,635,088
UBS Securities LLC	0.35%	10/22/13	Open	1,095,000	1,095,096
UBS Securities LLC	0.10%	10/22/13	Open	6,664,613	6,664,780
UBS Securities LLC	0.35%	10/22/13	Open	5,896,750	5,897,266
UBS Securities LLC	0.34%	10/22/13	Open	4,242,881	4,243,242
UBS Securities LLC	0.35%	10/22/13	Open	10,039,500	10,040,378
UBS Securities LLC	(0.50)%	10/22/13	Open	2,019,844	2,019,592
UBS Securities LLC	0.34%	10/22/13	Open	10,054,125	10,054,980
UBS Securities LLC	0.32%	10/22/13	Open	1,067,625	1,067,710
BNP Paribas Securities Corp.	0.07%	10/23/13	Open	2,716,875	2,716,923
Deutsche Bank Securities, Inc.	0.34%	10/23/13	Open	2,763,000	2,763,235
Deutsche Bank Securities, Inc.	0.34%	10/23/13	Open	5,185,000	5,185,441
BNP Paribas Securities Corp.	0.10%	10/24/13	Open	4,934,000	4,934,110
Credit Suisse Securities (USA) LLC	0.35%	10/25/13	Open	4,575,000	4,575,311
BNP Paribas Securities Corp.	0.34%	10/25/13	Open	3,154,000	3,154,209
BNP Paribas Securities Corp.	0.10%	10/30/13	Open	3,331,000	3,331,009
BNP Paribas Securities Corp.	(0.50)%	10/30/13	Open	690,333	690,332
Deutsche Bank Securities, Inc.	0.35%	10/31/13	Open	2,876,000	2,876,000
Deutsche Bank Securities, Inc.	0.35%	10/31/13	Open	3,610,000	3,610,000
Deutsche Bank Securities, Inc.	0.35%	10/31/13	Open	4,999,000	4,999,000
Total				$811,090,568	$812,028,314

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
887	2-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	195,514,204	$880,407
42	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	December 2013	USD	6,051,938	108,881
3	US Treasury Long Bond	Chicago Board of Trade	December 2013	USD	404,438	9,335
(3)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	365,063	(1,597)
(1,125)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	USD	143,279,297	(2,497,339)
Total						$(1,500,313)

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 3,202,096	EUR 2,344,000	UBS AG	11/21/13	$19,412

•	Exchange-traded options purchased as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD 165.00	12/21/13	3,552	$293,040
SPDR S&P 500 ETF Trust	Put	USD 173.00	1/18/14	1,750	569,625
SPDR S&P 500 ETF Trust	Put	USD 175.00	1/18/14	1,750	701,750
Total					$1,564,415

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Over-the-counter interest rate swaptions purchased as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Credit Suisse Securities (USA) LLC	Call	2.85%	Receive	3-month LIBOR	4/30/14	USD 19,700	$375,432
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	3.25%	Receive	3-month LIBOR	7/11/14	USD 8,300	133,130
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.25%	Receive	3-month LIBOR	8/01/14	USD 8,300	141,663
30-Year Interest Rate Swap	Credit Suisse Securities (USA) LLC	Call	3.83%	Receive	3-month LIBOR	10/03/14	USD 13,000	815,335
10-Year Interest Rate Swap	Credit Suisse Securities (USA) LLC	Put	2.85%	Pay	3-month LIBOR	4/30/14	USD 19,700	437,899
30-Year Interest Rate Swap	Credit Suisse Securities (USA) LLC	Put	3.83%	Pay	3-month LIBOR	10/03/14	USD 13,000	605,450
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	USD 8,000	301,676
5-Year Interest Rate Swap	J.P. Morgan Securities LLC	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD 203,300	5,829,684
Total								$8,640,269

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD 163.00	1/18/14	3,500	$(418,250)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
5 Year US Treasury Note	Citigroup Global Markets, Inc.	Call	USD 121.50	11/22/13	416	$(169,000)

•	Over-the-counter interest rate swaptions written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Pay	3-month LIBOR	2/02/17	USD 16,000	$(207,571)
5-Year Interest Rate Swap	J.P. Morgan Securities LLC	Put	6.00%	Pay	3-month LIBOR	8/07/18	USD 406,600	(5,399,363)
Total								$(5,606,934)

•	Centrally cleared credit default swaps – buy protection outstanding as of October 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 20	1.00%	Chicago Mercantile	6/20/18	USD 80,000	$(500,239)
Dow Jones CDX North America Investment Grade, Series 21	1.00%	Chicago Mercantile	12/20/18	USD 87,371	53,904
Total					$(446,335)

•	Centrally cleared interest rate swaps outstanding as of October 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	56,600	$(72,863)
0.64%[1]	3-month LIBOR	Chicago Mercantile	9/09/15	USD	131,800	(578,024)
1.45%[1]	3-month LIBOR	Chicago Mercantile	10/28/18	USD	13,800	(8,254)
2.21%[1]	3-month LIBOR	Chicago Mercantile	10/18/20	USD	65,000	(587,059)
2.79%[1]	3-month LIBOR	Chicago Mercantile	10/11/23	USD	68,000	(741,584)
3.71%[1]	3-month LIBOR	Chicago Mercantile	10/18/43	USD	29,000	(721,442)
Total						$(2,709,226)

[1]	Trust pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Over-the-counter credit default swaps — buy protection outstanding as of October 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Goldman Sachs & Co.	12/20/16	USD	2,535	$(41,208)	$75,889	$(117,097)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/16	USD	1,465	(23,893)	43,857	(67,750)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland PLC	12/20/16	USD	4,000	(66,248)	130,246	(196,494)
The New York Times Co.	1.00%	Barclays Capital, Inc.	12/20/16	USD	1,725	(5,640)	75,645	(81,285)
STMicro Electronics	1.00%	Barclays Capital, Inc.	6/20/17	EUR	1,500	(26,765)	45,987	(72,752)
Lockheed Martin Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	5,585	(165,840)	(37,568)	(128,272)
General Dynamic Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	5,585	(166,915)	(107,968)	(58,947)
Northrop Grumman Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	4,715	(143,806)	(83,856)	(59,950)
Raytheon Co.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	4,715	(144,709)	(89,323)	(55,386)
Humana, Inc.	1.00%	Goldman Sachs & Co.	9/20/17	USD	4,500	(57,656)	57,686	(115,342)
Humana, Inc.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(35,875)	35,893	(71,768)
Cigna Corp.	1.00%	Goldman Sachs & Co.	9/20/17	USD	4,500	(122,561)	(8,382)	(114,179)
Cigna Corp.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(76,261)	(5,216)	(71,045)
Exelon Generation Co., LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,850	107,788	145,309	(37,521)
Exelon Generation Co., LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	4,300	79,229	112,565	(33,336)
Exelon Generation Co., LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	2,750	50,669	58,294	(7,625)
Exelon Generation Co., LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,925	68,371	73,814	(5,443)
Exelon Generation Co., LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	3,400	79,473	85,800	(6,327)
Exelon Generation Co., LLC	1.00%	Barclays Capital, Inc.	12/20/18	USD	3,725	87,071	83,320	3,751
Exelon Generation Co., LLC	1.00%	Barclays Capital, Inc.	12/20/18	USD	2,050	47,918	39,174	8,744
Total						$(556,858)	$731,166	$(1,288,024)

•	Over-the-counter credit default swaps — sold protection outstanding as of October 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse Securities (USA) LLC	6/20/17	BBB-	USD	2,425	$43,914	$(88,302)	$132,216
Anadarko Petroleum Corp.	1.00%	Morgan Stanley & Co. LLC	6/20/17	BBB-	USD	10	181	(403)	584
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB-	USD	994	18,000	(39,367)	57,367
United Health Group, Inc.	1.00%	Goldman Sachs International	9/20/17	A	USD	2,800	76,436	(5,193)	81,629
WellPoint, Inc.	1.00%	Goldman Sachs & Co.	9/20/17	A-	USD	4,500	85,108	(33,174)	118,282
WellPoint, Inc.	1.00%	Goldman Sachs International	9/20/17	A-	USD	2,800	52,956	(20,642)	73,598
Comcast Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	A-	USD	12,200	354,289	40,903	313,386
United Health Group, Inc.	1.00%	Goldman Sachs & Co.	9/20/17	A	USD	4,500	122,844	(8,346)	131,190
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	3,025	31,002	(107,626)	138,628
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	5,850	15,503	(53,618)	69,121
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	4,300	11,396	(25,707)	37,103
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	2,750	7,288	(6,309)	13,597
Total							$818,917	$(347,784)	$1,166,701

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	23

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,006,543	$8,505,000	$15,511,543
Corporate Bonds	—	1,982,088,882	16,746,250	1,998,835,132
Municipal Bonds	—	17,178,550	—	17,178,550
US Government Sponsored Agency Securities	—	3,379,394	—	3,379,394
US Treasury Obligations	—	2,689,875	—	2,689,875
Preferred Securities	$22,252,232	324,271,799	—	346,524,031
Short-Term Securities	3,999,467	—	—	3,999,467
Options Purchased:
Equity Contracts	1,564,415	—	—	1,564,415
Interest Rate Contracts	—	8,640,269	—	8,640,269

Total	$27,816,114	$2,345,255,312	$25,251,250	$2,398,322,676

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,233,100	—	$1,233,100
Foreign currency exchange contracts	—	19,412	—	19,412
Interest rate contracts	$998,623	—	—	998,623
Liabilities:
Equity contracts	(418,250)	—	—	(418,250)
Credit contracts	—	(1,800,758)	—	(1,800,758)
Interest rate contracts	(2,667,936)	(8,316,160)	—	(10,984,096)

Total	$(2,087,563)	$(8,864,406)	—	$(10,951,969)

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$407,790	—	—	$407,790
Cash pledged for centrally cleared swaps	9,665,000	—	—	9,665,000
Cash pledged for financial futures contracts	1,663,940	—	—	1,663,940
Cash pledged as collateral for reverse repurchase agreements	1,333,000	—	—	1,333,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(700,000)	—	(700,000)
Reverse repurchase agreements	—	(812,028,314)	—	(812,028,314)

Total	$13,069,730	$(812,728,314)	—	$(799,658,584)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust (BTZ)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of October 31, 2012	$3,982,000	$8,192,550	$12,174,550
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	124,241	—	124,241
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	353,603	63,700	417,303
Purchases	4,045,156	8,490,000	12,535,156
Sales	—	—	—

Closing Balance, as of October 31, 2013	$8,505,000	$16,746,250	$25,251,250

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $417,303.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	25

Consolidated Schedule of Investments October 31, 2013	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Auto Components — 0.0%
Lear Corp.		402	$31,111
Construction & Engineering — 0.0%
USI United Subcontractors		8,067	8,067
Health Care Equipment & Supplies — 0.3%
Twin River, Inc.		50,832	1,067,472
Metals & Mining — 0.1%
Euramax International		1,135	272,448
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		220,483	833,168
Software — 0.4%
HMH Holdings/EduMedia		83,224	1,289,973
Total Common Stocks — 1.0%			3,502,239

Asset-Backed Securities		Par (000)
ACAS CLO Ltd., Series 2012-1A, Class D, 5.10%, 9/20/23 (b)(c)	USD	750	750,000
ALM VII R Ltd., Series 2013-7RA (b)(c):
Class C, 3.71%, 4/24/24		1,280	1,227,904
Class D, 5.26%, 4/24/24		550	508,750
ALM VII R-2 Ltd., Series 2013-7R2A, Class B, 2.86%, 4/24/24 (b)(c)		475	459,800
Apidos CLO XI, Series 2012-11A, Class D, 4.49%, 1/17/23 (b)(c)		500	494,000
Atrium IX, Series 9A, Class D, 3.76%, 2/28/24 (b)(c)		500	475,250
Carlyle Global Market Strategies CLO Ltd. (b)(c):
Series 2012-4A, Class D, 4.74%, 1/20/25		450	451,593
Series 2013-1A, Class C, 4.24%, 2/14/25		250	246,050
Cavalry CLO II, Series 2A, Class D, 4.24%, 1/17/24 (b)(c)		500	487,500
Cent CLO LP, Series 2013-17A, Class C, 3.74%, 1/30/25 (b)(c)		500	475,850
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.24%, 4/20/23 (b)(c)		575	567,238
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.44%, 4/17/22 (b)(c)		950	942,400
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.25%, 9/20/22 (b)(c)		925	927,312
ING Investment Management, Series 2012-2A, Class D, 4.79%, 10/15/22 (b)(c)		950	953,315
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.80%, 10/23/25 (b)(c)		250	235,750
Marea CLO Ltd., Series 2012-1A, Class D, 4.79%, 10/16/23 (b)(c)		1,000	1,003,490
North End CLO Ltd. 2013-1, 3.73%, 7/17/25 (b)(c)		500	464,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.42%, 10/25/25 (b)(c)		750	703,418
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23 (b)(c)		500	498,400
Race Point CLO Ltd., Series 2012-6A, Class D, 4.76%, 5/24/23 (b)(c)		675	675,608
Symphony CLO Ltd., Class D (b)(c):
Series 2012-10A, 5.49%, 7/23/23		925	931,937
Series 2012-9A, 4.50%, 4/16/22		775	770,505
Total Asset-Backed Securities — 4.1%			14,250,070

Corporate Bonds
Airlines — 0.4%
US Airways Series 2012-2, Class C Pass Through Trust, 5.45%, 6/03/18		1,585	1,529,525
Corporate Bonds		Par (000)	Value
Auto Components — 1.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	660	$692,175
Rhino Bondco SpA, 5.78%, 12/15/19 (b)(d)	EUR	3,000	4,071,619
			4,763,794

Beverages — 0.6%
Refresco Group BV (b):
4.23%, 5/15/18 (c)		500	682,948
4.23%, 5/15/18		1,000	1,365,896

			2,048,844
Building Products — 0.3%
Grohe Holding GmbH, 4.22%, 9/15/17 (b)(c)		700	951,850
Capital Markets — 0.2%
E*TRADE Financial Corp., 0.00%, 8/31/19 (c)(e)(f)	USD	439	719,137
Commercial Banks — 1.2%
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18		3,940	4,341,092
Commercial Services & Supplies — 0.2%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)		448	464,642
UR Merger Sub Corp., 5.75%, 7/15/18		210	225,225

			689,867
Communications Equipment — 1.0%
Avaya, Inc., 7.00%, 4/01/19 (c)		467	445,985
Telenet Finance IV Luxembourg SCA, 4.10%, 6/15/21 (b)	EUR	1,500	2,056,990
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20	USD	1,010	1,105,950

			3,608,925
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		237	245,295
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17	EUR	300	436,856
7.38%, 10/15/17 (c)		400	582,475
GCL Holdings S.C.A., 9.38%, 4/15/18 (c)		329	482,806
Guala Closures SpA, 5.60%, 11/15/19 (b)		1,500	2,064,118
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (c)		355	501,059
7.75%, 11/15/19 (c)		416	615,206
3.73%, 10/15/20 (b)		2,500	3,522,477

			8,204,997
Diversified Financial Services — 1.3%
Ally Financial, Inc., 2.93%, 7/18/16 (b)	USD	875	887,611
Level 3 Financing, Inc., 6.13%, 1/15/21 (c)(d)		337	342,898
Travelex Financing PLC, 8.00%, 8/01/18 (c)	GBP	2,000	3,343,087

			4,573,596
Energy Equipment & Services — 0.5%
CGG Veritas, 7.75%, 5/15/17	USD	1,795	1,846,606
Health Care Equipment & Supplies — 1.3%
IDH Finance PLC, 5.52%, 12/01/18 (b)	GBP	2,000	3,192,368
Ontex IV SA, 4.35%, 4/15/18 (b)	EUR	1,000	1,354,694

			4,547,062
Health Care Providers & Services — 0.8%
Priory Group No. 3 PLC, 7.00%, 2/15/18 (c)	GBP	1,750	2,932,216
Hotels, Restaurants & Leisure — 0.1%
Carlson Wagonlit BV, 6.88%, 6/15/19 (c)	USD	200	207,000
Household Durables — 0.6%
Berkline/Benchcraft LLC, 1.00%, 11/03/14 (a)(g)		400	—
Verisure Holding AB, 6.72%, 9/01/18 (b)	EUR	1,500	2,096,704

			2,096,704

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., 6.00%, 1/15/22 (c)	USD	212	$219,950
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20 (c)		585	611,325
10.00%, 12/01/20		1,260	1,323,000

			2,154,275
Insurance — 0.5%
Galaxy Bidco Ltd., 5.53%, 11/15/19 (b)(d)	GBP	1,000	1,603,399
Media — 1.7%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)	USD	248	254,200
Odeon & UCI Finco PLC, 5.23%, 8/01/18 (b)	EUR	1,600	2,154,020
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17		148	209,723
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	GBP	1,197	1,998,439
Ziggo Finance BV, 6.13%, 11/15/17 (c)	EUR	1,005	1,405,474

			6,021,856
Oil, Gas & Consumable Fuels — 1.0%
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI, 6.88%, 5/01/19	USD	385	413,875
Petroleos de Venezuela SA, 5.25%, 4/12/17		4,000	3,210,000

			3,623,875
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd., 11.00% (c)(h)		63	236,876
Specialty Retail — 1.1%
DFS Furniture Holdings PLC, 6.52%, 8/15/18 (b)	GBP	2,000	3,241,272
House of Fraser Funding PLC, 8.88%, 8/15/18 (c)		349	607,151

			3,848,423
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (c)	CHF	1,100	1,282,273
Wireless Telecommunication Services — 1.5%
Matterhorn Mobile SA, 5.47%, 5/15/19 (b)	EUR	3,000	4,140,457
T-Mobile USA, Inc., 6.73%, 4/28/22	USD	956	1,009,775

			5,150,232
Total Corporate Bonds — 19.2%			67,227,719

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.8%
DigitalGlobe, Inc., New Term Loan B, 3.75%, 1/31/20		1,358	1,364,124
DynCorp International LLC, Term Loan B, 6.25% - 6.75%, 7/07/16		367	369,988
SI Organization, Inc., Term Loan B, 5.50%, 11/22/16		1,064	1,031,970
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		955	958,135
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		516	516,208
TransUnion LLC, Term Loan, 4.25%, 2/10/19		2,207	2,215,200

			6,455,625
Airlines — 1.0%
Delta Air Lines, Inc., Term Loan:
3.50%, 9/16/15		865	834,307
New B1, 4.00%, 10/18/18		449	450,409
Northwest Airlines, Inc.:
2.24%, 3/10/17		553	510,143
1.62%, 9/10/18		724	639,077
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19		1,230	1,230,517

			3,664,453
Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components — 2.9%
Autoparts Holdings Ltd., 1st Lien Term Loan, 6.50%, 7/28/17	USD	1,591	$1,584,761
Federal-Mogul Corp.:
Term Loan B, 2.11% - 2.12%, 12/29/14		2,954	2,924,119
Term Loan C, 2.11% - 2.12%, 12/28/15		1,424	1,409,367
Goodyear Tire & Rubber Co., New 2nd Lien Term Loan, 4.75%, 4/30/19		1,705	1,723,465
GPX International Tire Corp., Term Loan (a)(g):
12.25%, 3/30/12		274	—
PIK, 13.00%, 3/31/12		4	—
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		270	271,123
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		1,307	1,308,434
UCI International, Inc., New Term Loan B, 5.50%, 7/26/17		924	926,471

			10,147,740
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 10.25%, 3/01/11 (a)(g)		1,000	100
Biotechnology — 0.2%
Grifols, Inc., New Term Loan B, 4.25%, 6/01/17		861	866,221
Building Products — 1.6%
Armstrong World Industries, Inc., New Term Loan B, 3.50%, 3/16/20		607	609,226
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20		490	489,387
CPG International, Inc., New Term Loan, 4.75%, 9/30/20		1,935	1,937,419
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/25/20		770	773,165
United Subcontractors, Inc., Term Loan, 2.00% - 4.25%, 6/30/15		214	203,704
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		1,543	1,526,299

			5,539,200
Capital Markets — 0.7%
American Capital Holdings, Inc., New Term Loan, 4.00%, 8/22/16	USD	541	542,603
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		842	844,441
KCG Holdings, Inc, Term Loan B, 5.75%, 12/05/17		723	725,936
Nuveen Investments, Inc., New 2nd Lien Term Loan, 6.50%, 2/28/19		241	236,180

			2,349,160
Chemicals — 4.1%
Allnex USA, Inc.:
2nd Lien Term Loan, 8.25%, 4/03/20		330	339,075
Term Loan B1, 4.50%, 10/03/19		598	600,257
Term Loan B2, 4.50%, 10/03/19		310	311,444
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		590	592,242
Chemtura Corp., Term Loan B, 3.50%, 8/29/16		545	547,197
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		1,270	1,276,173
General Chemical Corp., New Term Loan, 5.00%, 10/06/15		415	416,613
INEOS US Finance LLC:
3 Year Term Loan, 2.17%, 5/04/15		231	231,137
6 Year Term Loan, 4.00%, 5/04/18		564	566,026
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/08/20		753	755,470
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,434	1,413,506
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		845	855,039
Term Loan B2, 4.25%, 1/15/20		1,430	1,431,787

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18	USD	425	$428,187
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		354	353,670
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.50%, 3/19/20		1,479	1,491,195
Univar, Inc., Term Loan B, 5.00%, 6/30/17		957	941,258
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		1,930	1,949,410

			14,499,686
Commercial Services & Supplies — 3.1%
ADS Waste Holdings, Inc., New Term Loan B, 4.25%, 10/09/19		1,899	1,908,395
AWAS Aviation Capital Ltd., New Term Loan, 3.50%, 7/16/18		253	252,751
Catalent Pharma Solutions, Inc., New Term Loan, 6.50%, 12/29/17		300	303,375
Garda World Security Corp., Term Loan B, 5.75%, 11/13/19		312	311,850
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		891	893,557
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19		554	554,997
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		818	815,905
2nd Lien Term Loan, 9.00%, 4/20/20		528	529,111
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		824	823,429
Protection One, Inc., Term Loan, 4.25%, 3/21/19		1,205	1,204,951
Spin Holdco, Inc., New Term Loan B, 4.25%, 11/14/19		1,675	1,670,812
West Corp., Term Loan B8, 3.75%, 6/29/18		1,599	1,602,510

			10,871,643
Communications Equipment — 2.7%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		1,757	1,781,249
Term Loan D, 6.25%, 1/30/19	EUR	645	883,039
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17	USD	906	836,984
Term Loan B5, 8.00%, 3/30/18		80	78,252
CommScope, Inc., New Term Loan, 3.75%, 1/12/18		1,177	1,179,563
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		396	397,597
Telesat Canada, Term Loan A, 4.38%, 3/24/17	CAD	2,820	2,704,767
Zayo Group LLC, Term Loan B, 4.50%, 7/02/19	USD	1,557	1,563,649

			9,425,100
Construction & Engineering — 3.0%
BakerCorp International, Inc., New Term Loan, 4.25%, 2/14/20		670	665,479
Centaur LLC:
New 1st Lien Term Loan, 5.25%, 2/15/19		1,512	1,528,477
New 2nd Lien Term Loan, 8.75%, 2/15/20		745	753,068
SIG Euro Holdings AG & Co. KG, New Term Loan, 5.00%, 9/28/18	EUR	4,950	6,743,239
USIC Holdings, Inc., 1st Lien Term Loan, 4.75%, 7/10/20	USD	708	709,996

			10,400,259
Construction Materials — 1.1%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		3,796	3,820,180
Consumer Finance — 0.5%
Springleaf Financial Funding Co., Term Loan B2, 4.75%, 9/25/19		1,860	1,877,819
Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging — 1.4%
Clondalkin Acquisition BV, 1st Lien Term Loan B, 5.75%, 5/29/20	USD	888	$892,214
Pact Group Property Ltd., Term Loan B, 3.75%, 5/29/20		2,125	2,104,767
Polarpak Inc., 1st Lien Canadian Borrower, 4.50% - 5.50%, 6/05/20		335	336,973
Sealed Air Corp., New Term Loan, 4.00%, 10/03/18		1,012	1,017,217
WNA Holdings, Inc.:
1st Lien US Borrower, 4.50% - 5.50%, 6/05/20		182	183,047
2nd Lien Term Loan, 8.50%, 12/07/20		245	245,919

			4,780,137
Distributors — 1.2%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,855	2,856,799
Crossmark Holdings, Inc., 1st Lien Term Loan, 4.50%, 12/20/19		496	493,977
VWR Funding, Inc., Extended Add on Term Loan, 4.17%, 4/03/17		729	731,617

			4,082,393
Diversified Consumer Services — 2.4%
Bright Horizons Family Solutions, Inc., New Term Loan B, 4.00% - 5.25%, 1/30/20		1,494	1,501,181
Doncasters Finance US LLC, Term Loan, 5.50%, 4/09/20		552	556,367
Iglo Foods Midco Ltd., Term Loan F, 4.88%, 10/31/17	EUR	2,620	3,598,374
ServiceMaster Co., New Term Loan, 4.25%, 1/31/17	USD	1,561	1,533,054
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		1,244	1,141,924

			8,330,900
Diversified Financial Services — 2.9%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		793	794,503
2nd Lien Term Loan, 8.25%, 5/21/21		220	220,917
Kasima LLC, New Term Loan B, 3.25%, 5/17/21		930	925,350
Level 3 Financing, Inc.:
2020 Term Loan B, 4.00%, 1/15/20		4,225	4,242,618
New 2019 Term Loan, 4.00%, 8/01/19		1,040	1,044,337
ROC Finance LLC, Term Loan, 5.00%, 5/15/19		660	645,150
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		239	239,334
WMG Acquisition Corp., New Term Loan, 3.75%, 7/01/20		2,140	2,140,664

			10,252,873
Diversified Telecommunication Services — 3.1%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		2,332	2,345,973
Hawaiian Telcom Holdco, Inc., Term Loan B, 5.00%, 6/06/19		1,455	1,458,041
Integra Telecom, Inc.:
1st Lien Term Loan, 5.25%, 2/22/19		1,229	1,242,133
2nd Lien Term Loan, 9.75%, 2/21/20		650	667,739
ISS Holdings A/S, Term Loan B12, 3.75%, 4/30/18		1,995	1,996,416
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		1,183	1,185,277
US Telepacific Corp., New Term Loan B, 5.75%, 2/23/17		1,882	1,880,274

			10,775,853
Electric Utilities — 0.2%
American Energy - Utica LLC, 2nd Lien Term Loan, 11.00%, 9/10/18		593	580,938
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC, New Term Loan, 3.50%, 4/29/20		871	866,821
Energy Equipment & Services — 0.8%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,112	1,112,491

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Energy Equipment & Services (concluded)
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20	USD	966	$971,257
Unifrax Corp., New Term Loan, 4.25%, 11/28/18		581	581,332

			2,665,080
Food & Staples Retailing — 3.0%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	4,525	7,222,152
Iceland Foods Group Ltd., Term Loan B1, 4.99%, 3/08/19		849	1,375,986
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20	USD	540	552,344
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19		1,093	1,098,737
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		389	389,998

			10,639,217
Food Products — 3.4%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		1,439	1,449,026
CTI Foods Holding Co, LLC, New 1st Lien Term Loan, 4.50%, 6/29/20		520	520,000
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		1,005	1,005,120
Dole Food Co., Inc.:
Term Loan, 3.75% - 5.00%, 4/01/20		1,602	1,606,628
Term Loan B, 4.50%, 11/01/18		1,490	1,496,213
GFA Brands, Inc., New Term Loan B, 5.00%, 7/09/20		294	294,998
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		293	294,246
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,516	1,511,151
Pinnacle Foods Finance LLC:
Incremental Term Loan H, 3.25%, 4/29/20		325	324,542
Term Loan G, 3.25%, 4/29/20		1,144	1,142,682
Reddy Ice Corp.:
1st Lien Term Loan, 6.75% - 7.75%, 5/01/19		1,502	1,498,694
2nd Lien Term Loan, 10.75%, 11/01/19		725	714,125

			11,857,425
Health Care Equipment & Supplies — 3.9%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		2,100	2,106,310
2nd Lien Term Loan, 8.25%, 11/30/20		885	888,690
Biomet, Inc., Term Loan B2, 3.67% - 3.75%, 7/25/17		1,711	1,721,764
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		946	943,886
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20		72	71,664
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		2,459	2,482,558
The Hologic Inc., New Term Loan B, 3.75%, 8/01/19		1,296	1,302,054
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,724	1,732,061
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18		320	323,501
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		563	534,731
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		760	768,359
2nd Lien Term Loan, 9.50%, 6/07/19		605	605,502

			13,481,080
Health Care Providers & Services — 4.1%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19		1,587	1,563,220
2nd Lien Term Loan, 8.50%, 2/14/20		885	854,025
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		705	707,614
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19		1,084	1,094,949
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		1,150	1,153,442
DaVita, Inc.:
New Term Loan B, 4.50%, 10/20/16		2,167	2,177,840
Term Loan B2, 4.00%, 11/01/19		431	433,524
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18	USD	920	923,651
Fresenius SE & Co. KGaA, Term Loan B, 2.25%, 8/07/19		1,645	1,640,065
Genesis HealthCare Corp., Term Loan B, 10.00% - 10.75% , 9/25/17		556	567,080
HCA, Inc., Extended Term Loan B4, 2.92%, 5/01/18		330	330,373
Ikaria Acquisition, Inc., New 1st Lien Term Loan, 7.25%, 7/03/18		375	379,003
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		183	180,338
Incremental Term Loan B3, 7.75%, 5/15/18		241	237,816
Surgical Care Affiliates, Inc., Class C, Incremental Term Loan, 4.25%, 6/29/18		848	843,636
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19		1,287	1,303,391

			14,389,967
Health Care Technology — 0.5%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17		1,172	1,176,971
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		555	556,095

			1,733,066
Hotels, Restaurants & Leisure — 10.2%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		1,145	1,147,863
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		730	728,723
Caesars Entertainment Operating Co., Inc., Term Loan B, 7.00%, 10/12/20		10,850	10,688,986
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		745	763,625
Hilton Worldwide Finance LLC, Term Loan B2, 4.00%, 10/26/20		9,855	9,909,239
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,443	1,440,670
OSI Restaurant Partners LLC, New Term Loan, 3.50%, 10/25/19		635	636,060
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,372	1,372,536
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		1,085	1,093,821
Sabre, Inc.:
Term Loan B, 5.25%, 2/19/19		849	853,276
Term Loan B2, 4.50%, 2/19/19		310	310,000
Station Casinos, Inc., New Term Loan B, 5.00%, 3/01/20		3,219	3,247,988
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		575	595,125
Refinancing Term Loan, 6.25%, 6/26/19		843	857,815
Twin River Management Group, Inc., Term Loan B, 5.25%, 11/09/18		1,504	1,517,459
Wendy’s International, Inc., New Term Loan B, 3.25%, 5/15/19		579	579,472

			35,742,658
Household Products — 1.1%
Prestige Brands, Inc., New Term Loan, 3.75% - 5.00%, 1/31/19		1,199	1,205,200
Spectrum Brands, Inc.:
New Term Loan, 4.50% - 5.50%, 12/17/19		1,870	1,874,990
Term Loan A, 3.00%, 9/07/17		630	629,868
Term Loan C, 3.50%, 8/13/19		125	125,089

			3,835,147
Independent Power Producers & Energy Traders — 1.2%
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		563	565,036
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		2,683	2,704,699
Star West Generation LLC, New Term Loan B, 4.25%, 3/13/20		1,080	1,087,672

			4,357,407

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Industrial Conglomerates — 0.7%
Sequa Corp., New Term Loan B, 5.25%, 12/19/17	USD	2,584	$2,601,746
Insurance — 2.4%
Alliant Holdings I, Inc., New Term Loan B, 5.00%, 12/20/19		1,126	1,129,867
Asurion LLC, New Term Loan B1, 4.50%, 5/24/19		1,722	1,721,505
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/18		1,382	1,383,543
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,112	1,098,310
2nd Lien Term Loan, 8.25%, 10/16/20		530	522,050
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		978	978,834
HUB International Ltd., Term Loan B, 4.75%, 10/02/20		1,170	1,178,986
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		339	340,422

			8,353,517
Internet Software & Services — 1.3%
Interactive Data Corp., New Term Loan B, 3.75%, 2/11/18		2,325	2,321,696
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		1,085	1,092,684
2nd Lien Term Loan, 9.25%, 9/11/20		419	426,281
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		686	692,334

			4,532,995
IT Services — 3.1%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		516	515,135
Ceridian Corp., New Term Loan B, 4.42%, 5/09/17		1,733	1,741,675
First Data Corp., 2018 Term Loan:
4.17%, 9/24/18		680	680,639
Extended B, 4.17%, 3/23/18		4,410	4,411,374
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		2,064	2,070,454
InfoGroup, Inc., New Term Loan, 8.00%, 5/25/18		314	262,270
Moneygram International, Inc., New Term Loan B, 4.25%, 3/27/20		376	377,134
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		675	678,268
Term Loan E, 4.00%, 3/09/20		194	195,335

			10,932,284
Leisure Equipment & Products — 0.1%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		509	512,794
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25% - 8.25%, 12/06/18		738	748,613
Machinery — 4.0%
Allegion PLC, Term Loan B, 3.00%, 9/30/20		560	560,174
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		286	289,050
Refinancing Term Loan, 4.25%, 12/10/18		480	481,211
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20		727	727,808
Term Loan B3, 4.25%, 8/28/20		221	221,374
Gardner Denver, Inc.:
4.25%, 7/30/20		2,018	2,018,482
4.75%, 7/30/20	EUR	332	453,799
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20	USD	2,080	2,070,262
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,188	1,193,940
Mirror BidCo Corp., Term Loan, 5.25%, 12/27/19		1,057	1,061,420
Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (concluded)
Navistar International Corp., Term Loan B, 5.75%, 8/17/17	USD	549	559,578
Pacific Industrial Services US Finco LLC:
1st Lien Term Loan, 5.00%, 10/02/18		1,340	1,350,894
2nd Lien Term Loan, 8.75%, 4/02/19		515	520,794
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		925	925,462
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		779	778,553
Terex International Finance Services Co., Refinancing Term Loan B, 5.00%, 4/28/17	EUR	201	274,955
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	USD	612	612,661

			14,100,417
Marine — 0.7%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		2,450	2,453,063
Media — 10.0%
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/11/20		1,845	1,850,609
Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.50%, 6/06/20		685	683,856
Capsugel Holdings US, Inc., New Term Loan B, 3.50%, 8/01/18		1,086	1,082,677
Catalina Marketing Corp., New Term Loan B, 5.25%, 10/07/20		1,525	1,530,246
Cengage Learning Acquisitions, Inc.:
Non Extended Term Loan, 4.75%, 7/03/14		195	142,764
Tranche 1 Incremental, 7.50%, 7/03/14		1,101	792,654
Clear Channel Communications, Inc.:
Term Loan B, 3.82%, 1/29/16		43	41,707
Term Loan C, 3.82%, 1/29/16		111	105,273
Term Loan D, 6.92%, 1/30/19		922	875,912
Cumulus Media, Inc., 1st Lien Term Loan, 4.50%, 9/17/18		1,135	1,141,193
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		1,203	1,208,884
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19		182	182,551
Foxco Acquisition Sub LLC, New Term Loan B, 5.50%, 7/14/17		1,767	1,770,333
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		178	156,676
Gray Television, Inc., New Term Loan B, 4.75%, 10/15/19		309	311,020
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		1,332	1,335,831
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.25%, 6/01/18		1,143	1,144,028
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		887	892,941
Intelsat Jackson Holdings Ltd., Term Loan B1, 4.25%, 4/02/18		3,152	3,167,475
Lavena Holding 3 GMBH:
Term Loan E2, 4.09%, 3/06/17	EUR	54	73,810
Term Loan E3, 4.09%, 3/06/17		109	148,052
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	USD	390	389,512
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		305	305,763
NEP/NCP Holdco, Inc., Term Loan:
2nd Lien, 9.50%, 7/22/20		349	357,505
4.75%, 1/22/20		1,747	1,751,167
Nielsen Finance LLC, Term Loan E, 2.92%, 5/02/16		1,024	1,026,516
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		1,252	1,227,864
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20		1,037	1,039,627
Springer Science & Business Media Deutschland GMBH, Term Loan B2, 5.00%, 8/14/20		2,250	2,249,302

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20	USD	1,240	$1,270,231
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		1,082	1,087,313
UPC Financing Partnership, Term Loan AG, 3.88%, 3/26/21	EUR	910	1,241,556
Virgin Media Investment Holdings Ltd.:
New GBP Term Loan C, 4.50%, 6/05/20	GBP	1,105	1,785,877
Term Loan B, 3.50%, 6/08/20	USD	1,080	1,079,514
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		1,353	1,363,642

			34,813,881
Metals & Mining — 3.9%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		993	999,120
2nd Lien Term Loan, 8.75%, 12/18/20		495	499,331
API Heat Transfer, Inc., Term Loan, 5.25%, 5/03/19		999	992,477
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		2,209	2,261,361
FMG Resources August 2006 Property Ltd., Term Loan, 5.25%, 10/18/17		2,837	2,840,710
Murray Energy Corp., New Term Loan B, 4.75%, 5/24/19		239	237,930
Novelis, Inc., New Term Loan, 3.75%, 3/10/17		2,095	2,101,906
Suncor Energy, Inc., Term Loan B, 4.00%, 7/26/18		258	256,227
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		1,899	1,861,045
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,652	1,686,727

			13,736,834
Multiline Retail — 3.7%
99 Cents Only Stores, New Term Loan, 4.50%, 1/11/19		1,134	1,140,552
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		1,279	1,283,830
BJ’s Wholesale Club, Inc.:
2nd Lien Term Loan, 9.75%, 3/26/20		545	555,219
Replacement Term Loan, 4.25%, 9/26/19		1,089	1,089,162
HEMA Holding BV:
Extended 2nd Lien TL, 5.88%, 1/05/18	EUR	3,800	4,785,387
Extended Term Loan B, 4.50%, 12/06/17		161	218,507
Extended Term Loan C, 4.50%, 12/06/17		148	200,108
Hudson’s Bay Co.:
2nd Lien Term Loan, 8.25%, 10/04/21	USD	90	92,363
Term Loan B, 4.75%, 10/07/20		1,130	1,144,837
JC Penney Corp., Inc., First Lien Term Loan, 6.00%, 5/22/18		658	636,223
The Neiman Marcus Group, Inc. New Term Loan B, 5.00%, 10/26/20		1,755	1,766,197

			12,912,385
Oil, Gas & Consumable Fuels — 5.7%
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,995	2,009,962
Chesapeake Energy Corp., New Unsecured Term Loan, 5.75%, 12/01/17		2,115	2,159,944
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16		2,229	2,252,643
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18		1,170	1,170,000
Fieldwood Energy LLC, 1st Lien Term Loan, 3.88%, 9/28/18		700	705,950
GIM Channelview Cogeneration, LLC, Term Loan B, 4.25%, 5/08/20		708	710,583
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		811	810,971
Offshore Group Investment Ltd., Term Loan:
6.25%, 10/26/17		1,716	1,721,108
B, 5.75%, 3/28/19		891	895,815

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Pacific Drilling SA Term Loan, Term Loan B, 4.50%, 6/04/18	USD	1,471	$1,476,212
Panda Temple II Power LLC, New Term Loan B, 7.25%, 4/03/19		940	963,500
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		994	889,264
Power Team Services LLC:
2nd Lien Term Loan, 8.25%, 11/06/20		285	282,743
Delayed Draw Term Loan, 4.25%, 5/06/20		28	27,097
First Lien Term Loan, 4.25%, 5/06/20		510	497,088
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		747	748,712
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		785	790,644
State Class Tankers II LLC, Term Loan B, 6.75%, 6/22/20		1,000	1,005,000
Tesoro Corp., Term Loan B, 2.51%, 1/29/16		836	836,494

			19,953,730
Pharmaceuticals — 4.0%
Amneal Pharmaceuticals LLC, 5.75%, 11/01/19		645	638,550
Aptalis Pharma, Inc., New Term Loan B, 6.00%, 9/18/20		2,617	2,628,620
Envision Pharmaceutical Services, 1st Lien Term Loan, 5.75%, 9/03/20		635	635,794
Par Pharmaceutical Cos., Inc., Refinancing Term Loan B, 4.25%, 9/30/19		2,435	2,442,147
Pharmaceutical Product Development, Inc., New Term Loan B, 4.25%, 12/05/18		2,086	2,103,381
Quintiles Transnational Corp., New Term Loan B, 4.00%, 6/08/18		1,280	1,284,503
Valeant Pharmaceuticals International, Inc.:
Series C2, Term Loan B, 3.75%, 12/11/19		1,629	1,643,632
Series D2, Term Loan B, 3.75%, 2/13/19		1,092	1,100,632
Term Loan E, 4.50%, 8/05/20		1,443	1,461,783

			13,939,042
Professional Services — 1.8%
Emdeon Business Services, LLC, Term Loan B2, 3.75%, 11/02/18		1,262	1,265,618
Intertrust Group Holding BV, Term Loan B1, 4.72%, 2/07/20	EUR	1,000	1,363,696
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20	USD	478	477,841
Sirva Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,124	1,138,404
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		655	649,269
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,343	1,347,752

			6,242,580
Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		1,435	1,440,653
Real Estate Management & Development — 1.4%
City Center Holdings LLC, Term Loan B, 5.00%, 10/16/20		1,535	1,547,157
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		236	238,514
Extended Term Loan, 4.50%, 3/05/20		2,911	2,939,464

			4,725,135
Road & Rail — 0.9%
Genesee & Wyoming, Inc., Term Loan A, 1.93%, 9/29/17		645	643,222
RAC Ltd., GBP Term Loan B, 4.99% - 5.00%, 9/28/18	GBP	1,182	1,910,273
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	USD	609	610,743

			3,164,238

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc.:
Term Loan B4, 5.00%, 2/28/20	USD	1,701	$1,716,014
Term Loan B5, 5.00%, 1/15/21		435	438,806
NXP BV, Term Loan C, 4.75%, 1/11/20		1,022	1,032,498

			3,187,318
Software — 4.2%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18		203	203,757
BMC Software, Inc., Term Loan, 5.00%, 9/10/20		1,490	1,504,155
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		454	453,295
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		500	505,000
Term Loan B, 5.25% - 6.25%, 11/01/19		1,149	1,149,021
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		2,005	2,019,524
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		925	952,750
Mitchell International, Inc.:
New 1st Lien Term Loan, 4.50%, 10/08/20		675	679,219
New 2nd Lien Term Loan, 8.50%, 10/08/21		1,000	1,013,750
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18		963	971,630
Sophia LP, New Term Loan B, 4.50%, 7/19/18		1,331	1,342,295
SS&C Technologies, Inc.:
New Term Loan B1, 3.50%, 6/07/19		1,830	1,834,822
New Term Loan B2, 3.50%, 6/07/19		189	189,809
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/29/19		494	491,170
2nd Lien Term Loan, 8.50%, 11/20/20		392	394,305
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 12/24/20		445	444,444
Term Loan B, 4.50%, 6/25/20		489	488,164

			14,637,110
Specialty Retail — 5.2%
Academy Ltd., Term Loan, 4.50%, 8/03/18		1,867	1,878,262
Atlantic Aviation FBO, Inc., Term Loan B, 3.25%, 6/01/20		354	353,521
Bass Pro Group LLC, New Term Loan, 4.00%, 11/20/19		1,613	1,621,345
Burlington Coat Factory Warehouse Corp., New Term Loan B2, 4.25%, 2/23/17		364	366,090
David’s Bridal, Inc., New Term Loan B, 5.00%, 10/11/19		2,019	2,022,482
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% - 5.50%, 1/31/20		1,204	1,211,475
Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		70	67,422
Harbor Freight Tools USA, Inc., New 1st Lien Term Loan, 4.75%, 7/26/19		970	982,346
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		582	582,032
Leslie’s Poolmart, Inc., New Term Loan B, 5.25%, 10/16/19		1,237	1,242,181
Michaels Stores, Inc., New Term Loan, 3.75%, 1/28/20		1,298	1,302,332
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		2,679	2,685,701
PETCO Animal Supplies, Inc., New Term Loan, 4.00%, 11/24/17		1,496	1,503,315
Sprouts Farmers Markets Holdings LLC, New Term Loan, 4.00%, 4/23/20		415	414,890
SRAM LLC, New Term Loan B, 4.00%, 4/10/20		505	501,880
Things Remembered, Inc., New Term Loan B, 8.00%, 5/24/18		1,015	1,010,162
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		470	423,588
Term Loan B3, 5.25%, 5/25/18		99	88,893

			18,257,917
Floating Rate Loan Interests (b)		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	2,145	2,032,210
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 2/13/20		609	610,739
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19		200	190,000

			2,832,949
Thrifts & Mortgage Finance — 0.6%
IG Investments Holdings LLC, 1st Lien Term Loan, 6.00%, 10/31/19		1,196	1,195,962
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		995	1,007,189

			2,203,151
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		1,306	1,312,928
Wireless Telecommunication Services — 0.8%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		996	999,676
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20		1,626	1,630,673

			2,630,349
Total Floating Rate Loan Interests — 119.6%			418,513,777

Other Interests (i)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		500,000	2,500
Capital Markets — 0.1%
J.G. Wentworth LLC Preferred Equity Interests		512	524,487
Construction Materials — 0.0%
USI Senior Holdings		8,067	—
Hotels, Restaurants & Leisure — 0.3%
Wembley Contigent		1,500	900,000
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		6,155	—
Total Other Interests — 0.4%			1,426,987

Warrants (j)		Shares
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)		166	—
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)		22,447	1,215
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 6/28/18)		181	90
(Expires 6/28/19)		195	98
(Expires 6/28/20)		292	146
HMH Holdings/EduMedia (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 6/22/19, Strike Price $42.27)		1,501	—

			334
Total Warrants — 0.0%			1,549
Total Long-Term Investments (Cost — $500,204,771) — 144.3%			504,922,341

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k) (l)	3,378,158	$3,378,158
Total Short-Term Securities (Cost — $3,378,158) — 1.0%		3,378,158

Options Purchased
(Cost — $25,422) — 0.0%		—
Total Investments (Cost — $503,608,351) — 145.3%		508,300,499
Liabilities in Excess of Other Assets — (45.3)%		(158,359,818)

Net Assets — 100.0%		$349,940,681

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$342,898	$5,898
Credit Suisse Securities (Europe) Ltd.	$4,071,619	$(70,780)
Goldman Sachs International	$1,603,399	$(8,848)

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Convertible security.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganizations or private entities.

(j)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,740,694	637,464	3,378,158	$1,692

(l)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 351,546	EUR 255,000	Bank of America N.A.	11/21/13	$5,307
USD 44,308,540	EUR 32,421,468	UBS AG	11/21/13	286,661
USD 3,196,014	CAD 3,310,000	Barclays Bank PLC	1/23/14	28,008
USD 1,121,555	CHF 1,011,188	Deutsche Bank AG	1/23/14	6,359
USD 27,235,997	GBP 16,875,000	Barclays Bank PLC	1/23/14	195,121
Total				$521,456

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

•	Over-the-counter options purchased as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/19	26	—

•	Centrally cleared credit default swaps—buy protection outstanding as of October 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	USD 2,750	$(75,362)

•	Over-the-counter credit default swaps—sold protection outstanding as of October 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	250	$(48,719)	$(54,342)	$5,623
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	12/20/15	CCC-	USD	204	(47,522)	(27,017)	(20,505)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	331	(77,189)	(88,507)	11,318
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	189	(44,082)	(45,107)	1,025
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	77	(17,885)	(17,778)	(107)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	91	(21,242)	(19,478)	(1,764)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	385	(105,768)	(82,247)	(23,521)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	73	(20,005)	(12,134)	(7,871)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	131	(36,010)	(29,379)	(6,631)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	131	(36,010)	(29,379)	(6,631)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	500	(158,677)	(114,419)	(44,258)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD	220	(69,672)	(42,037)	(27,635)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	9/20/16	CCC-	USD	175	(63,077)	(56,983)	(6,094)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	9/20/16	CCC-	USD	1,126	(405,965)	(243,422)	(162,543)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	238	(100,693)	(62,791)	(37,902)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	339	(150,418)	(95,581)	(54,837)
Total							$(1,402,934)	$(1,020,601)	$(382,333)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$14,250,070	$14,250,070
Common Stocks	$864,279	—	2,637,960	3,502,239
Corporate Bonds	—	$67,227,719	—	67,227,719
Floating Rate Loan Interests	—	389,674,210	28,839,567	418,513,777
Other Interests	—	—	1,426,987	1,426,987
Warrants	—	—	1,549	1,549
Unfunded Loan Commitments	—	—	14,706	14,706
Short-Term Securities	3,378,158	—	—	3,378,158
Liabilities:
Unfunded Loan Commitments	—	—	(903)	(903)

Total	$4,242,437	$456,901,929	$47,169,936	$508,314,302

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013 (concluded):

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$17,966	—	$17,966
Foreign currency exchange contracts	—	521,456	—	521,456
Liabilities:
Credit contracts	—	(475,661)	—	(475,661)

Total	—	$63,761	—	$63,761

[1]   Derivative financial instruments are swaps and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$999,623	—	—	$999,623
Cash pledged for centrally cleared swaps	145,000	—	—	145,000
Cash pledged as collateral for OTC derivatives	600,000	—	—	600,000
Liabilities:
Bank overdraft on foreign currency at value	—	$(46,524)	—	(46,524)
Loan payable	—	(152,000,000)	—	(152,000,000)

Total	$1,744,623	$(152,046,524)	—	$(150,301,901)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments Assets	Unfunded Loan Commitments (Liabilities)	Total
Assets:
Opening Balance, as of October 31, 2012	$8,621,975	$8,096	$27,270,564	$1,394,386	—	—	—	$37,295,021
Transfers into Level 3[2]	—	1,933,131	5,924,401	—	$67,341	—	—	7,924,873
Transfers out of Level 3[3]	—	—	(7,196,497)	—	—	—	—	(7,196,497)
Accrued discounts/premiums	62,055	—	136,230	—	—	—	—	198,285
Net realized gain (loss)	178,621	(2,932)	(313,993)	—	—	—	—	(138,304)
Net change in unrealized appreciation/depreciation[4]	407,149	699,680	902,091	1,108,147	(72,064)	$14,706	$(903)	3,058,806
Purchases	7,404,195	—	24,311,119	—	6,275	—	—	31,721,589
Sales	(2,423,925)	(15)	(22,194,348)	(1,075,546)	(3)	—	—	(25,693,837)

Closing Balance, as of October 31, 2013	$14,250,070	$2,637,960	$28,839,567	$1,426,987	$1,549	$14,706	$(903)	$47,169,936

[2]

As of October 31, 2012, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2013, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,924,873 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of October 31, 2012, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2013, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,196,497 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $2,473,502.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	35

Schedule of Investments October 31, 2013	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)		Value
ABFC Trust, Series 2006-OPT3, Class A3B, 0.33%, 11/25/36 (a)(b)	USD	25,654		$13,351,843
ACAS CLO Ltd., Series 2013-1A, Class D, 3.84%, 4/20/25 (a)(c)		2,500		2,356,250
Adirondack Park CLO Ltd., Series 2013-1A (a)(c):
Class D, 3.89%, 4/15/24		3,250		3,111,875
Class E, 4.89%, 4/15/24		2,000		1,820,000
ALM V Ltd., Series 2012-5A, Class C, 4.76%, 2/13/23 (a)(c)		4,000		3,980,000
ALM VII R Ltd., Series 2013-7RA (a)(c):
Class C, 3.71%, 4/24/24		4,000		3,837,200
Class D, 5.26%, 4/24/24		1,000		925,000
AMMC CLO XII Ltd., Series 2013-12A, Class D1, 4.01%, 5/10/25 (a)(c)		1,000		992,380
Apidos CLO XII, Series 2013-12A, Class D, 3.29%, 4/15/25 (a)(c)		1,000		924,500
ARES XXVI CLO Ltd., Series 2013-1A, Class D, 3.99%, 4/15/25 (a)(c)		2,000		1,985,420
Atrium X, Series 10A (a)(c):
Class D, 3.78%, 7/16/25		1,000		948,500
Class E, 4.78%, 7/16/25		2,000		1,780,000
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.77%, 7/15/24 (a)(c)		1,000		935,100
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.74%, 10/15/23 (a)(c)		2,750		2,750,000
BlueMountain CLO Ltd., Series 2013-1A, Class C, 3.67%, 5/15/25 (a)(c)		1,000		945,500
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.29%, 4/17/25 (a)(c)		1,250		1,148,375
C-BASS Trust, Series 2006-CB7, Class A4, 0.33%, 10/25/36 (a)		10,819		6,758,997
Carlyle Global Market Strategies CLO Ltd., Class D (a)(c):
Series 2012-4A, 4.74%, 1/20/25		1,350		1,354,779
Series 2013-2A, 4.00%, 4/18/25		1,250		1,203,125
Carrington Mortgage Loan Trust, Series 2006-FRE2 (a):
Class A2, 0.29%, 10/25/36		7,996		4,061,731
Class A5, 0.25%, 10/25/36		8,480		4,287,592
Central Park CLO Ltd., Series 2011-1A, Class D, 3.44%, 7/23/22 (a)(c)		2,250		2,160,000
Chrysler Capital Auto Receivables Trust, Series 2013-AA, Class R, 0.00%, 8/17/20 (c)		4		1,749,850
CIFC Funding Ltd., Class B1L (a)(c):
Series 2012-1A, 5.51%, 8/14/24		2,000		2,007,400
Series 2013-2A, 3.85%, 4/21/25		1,000		945,000
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 0.65%, 9/25/35 (a)		4,800		3,931,449
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A2, 0.34%, 9/25/37 (a)		3,378		3,252,657
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (c)		2,403		2,234,554
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class D, 6.24%, 7/17/23 (a)(c)		2,000		1,957,500
ECP CLO Ltd., Series 2013-5A, Class C, 3.74%, 1/20/25 (a)(c)		2,500		2,342,500
Fieldstone Mortgage Investment Trust, Series 2006-3 (a):
Class 2A3, 0.33%, 11/25/36		14,242		7,662,648
Class 2A4, 0.41%, 11/25/36		13,213		7,134,759
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.74%, 10/25/24 (a)(c)		750		751,950
Fremont Home Loan Trust, Class 2A3 (a):
Series 2006-A, 0.33%, 5/25/36 (b)		28,437		14,079,447
Series 2006-D, 0.32%, 11/25/36		26,902		11,970,616
Asset-Backed Securities		Par (000)		Value
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.54%, 4/25/25 (a)(c)	USD	1,250		1,162,750
GSAMP Trust (a):
Series 2005-AHL2, Class A2C, 0.41%, 12/25/35		7,701		6,379,923
Series 2006-FM2, Class A2C, 0.32%, 9/25/36		13,509		5,539,409
Series 2007-FM2, Class A2B, 0.26%, 1/25/37		9,950		5,185,085
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.74%, 4/15/25 (a)(c)		2,000		1,901,000
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, 0.34%, 4/25/37 (a)		15,940		9,507,509
ING IM CLO Ltd., Series 2013-2A, Class C, 3.74%, 4/25/25 (a)(c)		1,000		943,000
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.27%, 11/05/24 (a)(c)		2,550		2,510,985
Lehman XS Trust (a):
Series 2005-9N, Class 1A1, 0.44%, 2/25/36		5,805		4,967,060
Series 2007-1, Class 2A1, 5.87%, 2/25/37		11,492		10,064,536
Madison Park Funding Ltd., Series 2012-8X, Class E, 5.59%, 4/22/22 (a)		3,000		2,878,200
Mastr Asset-Backed Securities Trust (a):
Series 2006-HE2, Class A3, 0.32%, 6/25/36		14,141		7,120,175
Series 2006-WMC2, Class A5, 0.42%, 4/25/36		10,312		4,348,143
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, 0.32%, 11/25/36 (a)		17,140		7,613,369
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, 6.01%, 10/25/36 (d)		4,086		2,202,338
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.54%, 4/12/24 (a)(c)		750		706,875
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.24%, 1/15/24 (a)(c)		1,000		987,500
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.62%, 7/17/25 (a)(c)		750		705,450
OHA Credit Partners VII Ltd., Series 2012-7A, Class D, 4.26%, 11/20/23 (a)(c)		3,000		2,935,500
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.52%, 7/22/25 (a)(c)		1,250		1,135,625
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23 (a)(c)		2,000		1,993,600
Race Point V CLO Ltd., Series 2011-5A, Class E, 6.75%, 12/15/22 (a)(c)		1,500		1,503,750
Renaissance Home Equity Loan Trust, Series 2007-3 (d):
Class AF2, 7.00%, 9/25/37		5,000		2,886,805
Class AF3, 7.24%, 9/25/37		10,000		5,772,300
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, 0.57%, 9/25/47 (a)(b)		5,000		2,687,570
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, 1/30/45 (c)		—	(e)	4,209,702
Tyron Park CLO Ltd., Series 2013-1A (a)(c):
Class C, 3.77%, 7/15/25		1,250		1,187,750
Class D, 4.67%, 7/15/25		1,000		880,500
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, 0.41%, 5/25/47 (a)		11,451		6,846,622
Total Asset-Backed Securities — 31.4%				228,401,528

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17 (b)	USD	2,005	$2,185,450
Airlines — 4.8%
Air Canada Pass-Through Trust, Series 2013-1 (b)(c):
Class B, 5.38%, 5/15/21		3,400	3,289,500
Class C, 6.63%, 5/15/18		761	748,672
American Airlines Pass-Through Trust (b)(c):
Series 2013-1, Class C, 6.13%, 7/15/18		1,500	1,447,500
Series 2013-2, Class A, 4.95%, 1/15/23		3,500	3,605,000
Continental Airlines Pass-Through Trust (b):
Series 2003-ERJ1, 7.88%, 7/02/18		8,994	9,578,653
Series 2007-1, Class B, 6.90%, 4/19/22		3,533	3,691,566
Series 2012-1, Class B, 6.25%, 4/11/20		546	564,966
Series 2012-3, Class C, 6.13%, 4/29/18		678	696,645
Delta Air Lines Pass-Through Trust, Class B (b):
Series 2007-1, 8.02%, 8/10/22		2,582	2,795,421
Series 2012-1, 6.88%, 5/07/19 (c)		4,823	5,075,812
US Airways Group, Inc., 6.13%, 6/01/18 (b)		865	850,944
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21 (b)		3,100	2,968,250

			35,312,929
Auto Components — 0.3%
Dana Holding Corp., 6.75%, 2/15/21 (b)		1,257	1,366,987
Schaeffler Finance BV, 4.75%, 5/15/21 (b)(c)		1,045	1,042,388

			2,409,375
Automobiles — 0.7%
General Motors Co. (b)(c):
3.50%, 10/02/18		2,669	2,722,380
6.25%, 10/02/43		2,194	2,281,760

			5,004,140
Building Products — 0.9%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)(c)		375	379,688
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)(c)		1,100	1,144,000
Building Materials Corp. of America, 6.75%, 5/01/21 (b)(c)		3,125	3,398,437
Cemex SAB de CV, 5.88%, 3/25/19 (c)		200	195,750
Texas Industries, Inc., 9.25%, 8/15/20 (b)		543	600,015
USG Corp., 9.75%, 1/15/18 (b)		572	672,100

			6,389,990
Capital Markets — 0.5%
AE-Rotor Holding BV, 4.97%, 3/28/18		2,500	2,477,375
American Capital Ltd., 6.50%, 9/15/18 (b)(c)		700	726,250
KCG Holdings, Inc., 8.25%, 6/15/18 (b)(c)		337	342,898

			3,546,523
Chemicals — 1.0%
Celanese US Holdings LLC, 6.63%, 10/15/18 (b)		1,555	1,677,456
LyondellBasell Industries NV, 5.75%, 4/15/24 (b)		1,200	1,374,145
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (c)		246	246,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20 (b)		3,392	3,485,280
Tronox Finance LLC, 6.38%, 8/15/20 (b)		275	280,500

			7,063,381
Commercial Banks — 3.3%
CIT Group, Inc., 5.25%, 3/15/18 (b)		9,558	10,334,587
Fifth Third Bancorp, 5.10% (a)(b)(f)		5,000	4,500,000
Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
Lloyds Bank PLC, 12.00% (a)(b)(c)(f)	USD	3,500	4,707,500
Sberbank of Russia Via SB Capital SA, 5.25%, 5/23/23 (b)(c)		5,000	4,668,750

			24,210,837
Commercial Services & Supplies — 1.1%
The ADT Corp., 6.25%, 10/15/21 (b)(c)		721	765,161
ARAMARK Corp., 5.75%, 3/15/20 (b)(c)		672	703,920
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)(c)		5,000	5,387,500
West Corp., 8.63%, 10/01/18 (b)		1,346	1,467,140

			8,323,721
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20 (b)(c)		942	1,018,538
Avaya, Inc. (b)(c):
7.00%, 4/01/19		691	659,905
10.50%, 3/01/21		494	429,780
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 7/01/20 (b)		5,000	5,775,000

			7,883,223
Construction & Engineering — 0.3%
Alam Synergy Property Ltd., 6.95%, 3/27/20		2,000	1,855,000
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)(c)		290	300,150

			2,155,150
Construction Materials — 1.7%
HD Supply, Inc. (b):
8.13%, 4/15/19		2,292	2,561,768
11.00%, 4/15/20		2,900	3,480,580
7.50%, 7/15/20 (c)		6,388	6,739,340

			12,781,688
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (b)(c)		2,000	2,155,000
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (b)		652	694,380
Diversified Consumer Services — 0.4%
APX Group, Inc. (b):
6.38%, 12/01/19		679	676,454
8.75%, 12/01/20		968	992,200
Laureate Education, Inc., 9.25%, 9/01/19 (b)(c)		624	686,400
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)(c)		349	327,187

			2,682,241
Diversified Financial Services — 6.8%
Aircastle Ltd., 6.25%, 12/01/19 (b)		624	664,560
Ally Financial, Inc., 8.00%, 11/01/31 (b)		9,315	11,108,137
Citigroup, Inc., Series D, 5.35% (a)(b)(f)		3,700	3,330,000
DPL, Inc., 6.50%, 10/15/16 (b)		638	687,445
General Motors Financial Co., Inc. (b)(c):
3.25%, 5/15/18		235	234,119
4.25%, 5/15/23		326	312,960
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)(c)		845	868,238
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (b)(c)		3,958	3,918,420
Level 3 Financing, Inc., 8.13%, 7/01/19 (b)		7,722	8,513,505
Macquarie Bank Ltd., 10.25%, 6/20/57		10,000	11,200,000
Reynolds Group Issuer, Inc. (b):
9.88%, 8/15/19		3,278	3,626,288
5.75%, 10/15/20		4,941	5,101,582

			49,565,254

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	37

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 2.7%
CenturyLink, Inc., Series V, 5.63%, 4/01/20 (b)	USD	834	$847,553
Cequel Communications Escrow 1 LLC/Cequel Capital Corp., 6.38%, 9/15/20 (b)(c)		662	686,825
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)(c)		250	252,500
Verizon Communications, Inc., 6.55%, 9/15/43 (b)		12,500	14,502,637
Windstream Corp.:
7.88%, 11/01/17 (b)		2,003	2,290,931
7.75%, 10/15/20		310	332,475
6.38%, 8/01/23		470	455,900

			19,368,821
Electric Utilities — 0.3%
Star Energy Geothermal Wayang Windu Ltd., 6.13%, 3/27/20		2,000	1,910,000
Electrical Equipment — 0.1%
General Cable Corp., 6.50%, 10/01/22 (b)(c)		657	653,715
Energy Equipment & Services — 1.2%
CGG SA, 6.50%, 6/01/21 (b)		2,564	2,666,560
Peabody Energy Corp., 6.00%, 11/15/18 (b)		176	185,680
Transocean, Inc., 7.35%, 12/15/41 (b)		5,000	5,913,915

			8,766,155
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21 (b)		506	535,095
Food Products — 0.3%
Barry Callebaut Services NV, 5.50%, 6/15/23 (c)		1,200	1,216,020
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)(c)		395	377,225
Sun Merger Sub, Inc. (b)(c):
5.25%, 8/01/18		596	622,820
5.88%, 8/01/21		307	320,815

			2,536,880
Health Care Equipment & Supplies — 1.7%
Biomet, Inc. (b):
6.50%, 8/01/20		5,795	6,157,188
6.50%, 10/01/20		2,904	3,020,160
Hologic, Inc., 6.25%, 8/01/20 (b)		3,216	3,417,000

			12,594,348
Health Care Providers & Services — 3.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 6.00%, 10/15/21 (b)(c)		319	326,975
CHS/Community Health Systems, Inc., 7.13%, 7/15/20 (b)		1,000	1,052,500
HCA, Inc., 6.50%, 2/15/20 (b)		10,643	11,840,337
Tenet Healthcare Corp. (b):
6.25%, 11/01/18		6,087	6,665,265
8.00%, 8/01/20		2,969	3,232,499
6.00%, 10/01/20 (c)		1,150	1,216,125
8.13%, 4/01/22 (c)		2,562	2,805,390

			27,139,091
Hotels, Restaurants & Leisure — 5.8%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property (b)(c):
8.00%, 10/01/20		2,773	2,779,932
11.00%, 10/01/21		3,866	3,779,015
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		620	688,200
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	8,000	13,308,213
Playa Resorts Holding BV, 8.00%, 8/15/20 (c)	USD	202	213,868
Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
PNK Finance Corp., 6.38%, 8/01/21 (b)(c)	USD	945	992,250
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	6,000	10,005,211
Series M, 7.40%, 3/28/24		6,400	9,876,939
Wynn Macau Ltd., 5.25%, 10/15/21 (b)(c)	USD	765	782,213

			42,425,841
Household Durables — 1.4%
Standard Pacific Corp., 8.38%, 1/15/21 (b)		2,000	2,295,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)(c)		357	348,075
United Rentals North America, Inc. (b):
8.25%, 2/01/21		4,204	4,761,030
7.63%, 4/15/22		2,440	2,732,800

			10,136,905
Independent Power Producers & Energy Traders — 2.0%
Calpine Corp. (c):
6.00%, 1/15/22		254	263,525
5.88%, 1/15/24		240	240,600
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		10,336	10,852,800
NRG Energy, Inc., 7.63%, 1/15/18 (b)		2,735	3,104,225

			14,461,150
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)(c)		1,341	1,347,705
Insurance — 3.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)(c)		680	703,800
The Allstate Corp., 5.75%, 8/15/53 (a)(b)		2,000	2,045,000
American International Group, Inc., 8.18%, 5/15/58 (a)(b)		4,500	5,546,250
Genworth Holdings, Inc., 6.50%, 6/15/34 (b)		5,500	6,053,031
ING US, Inc., 5.65%, 5/15/53 (a)(b)		1,090	1,037,281
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)(c)		1,400	1,442,000
Prudential Financial, Inc., 5.63%, 6/15/43 (a)(b)		6,000	5,977,500

			22,804,862
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		144	144,540
VeriSign, Inc., 4.63%, 5/01/23 (b)		575	559,906

			704,446
IT Services — 2.7%
Ceridian Corp., 8.88%, 7/15/19 (b)(c)		2,007	2,323,102
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)(c)		742	868,140
Epicor Software Corp., 8.63%, 5/01/19 (b)		425	461,125
First Data Corp. (b)(c):
7.38%, 6/15/19		5,071	5,457,664
6.75%, 11/01/20		4,788	5,069,295
SunGard Data Systems, Inc., 6.63%, 11/01/19 (b)		5,003	5,228,135

			19,407,461
Media — 6.5%
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		3,000	2,812,500
Cablevision Systems Corp., 5.88%, 9/15/22 (b)		700	700,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 2/15/23 (b)		7,029	6,536,970
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)		700	710,500

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
Clear Channel Worldwide Holdings, Inc. (b):
7.63%, 3/15/20	USD	5,274	$5,629,995
6.50%, 11/15/22		2,573	2,701,650
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		1,264	1,466,240
DISH DBS Corp. (b):
4.25%, 4/01/18		1,000	1,015,000
5.13%, 5/01/20		5,500	5,568,750
Gray Television, Inc., 7.50%, 10/01/20 (b)(c)		891	933,323
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20		1,250	1,356,250
5.50%, 8/01/23 (c)		1,271	1,226,515
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)(c)		3,000	3,157,500
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		1,234	1,346,602
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		199	211,438
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)(c)		629	644,725
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)(c)		630	636,300
Sirius XM Radio, Inc. (b)(c):
4.25%, 5/15/20		994	948,027
4.63%, 5/15/23		488	447,740
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)(c)		5,287	5,220,912
Univision Communications, Inc., 5.13%, 5/15/23 (b)(c)		2,093	2,072,070
Virgin Media Finance PLC, 6.38%, 4/15/23 (b)(c)		805	825,125
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)(c)		980	1,029,000

			47,198,007
Metals & Mining — 1.5%
ArcelorMittal, 6.13%, 6/01/18 (b)		1,900	2,061,500
Commercial Metals Co., 4.88%, 5/15/23 (b)		984	934,800
Novelis, Inc., 8.75%, 12/15/20 (b)		7,164	7,969,950

			10,966,250
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17 (b)		643	687,358
The Neiman Marcus Group, Inc. (b)(c):
8.00%, 10/15/21		927	949,016
8.75%, 10/15/21 (g)		963	989,483

			2,625,857
Oil, Gas & Consumable Fuels — 3.8%
Antero Resources Finance Corp., 5.38%, 11/01/21 (c)(h)		284	288,615
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (c)		254	265,430
Aurora USA Oil & Gas, Inc. (c):
9.88%, 2/15/17		190	203,300
7.50%, 4/01/20		224	231,280
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		99	104,940
Chesapeake Energy Corp., 5.75%, 3/15/23 (b)		1,145	1,213,700
Continental Resources, Inc., 4.50%, 4/15/23 (b)		283	285,476
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)(c)		383	384,915
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)(c)		5,020	4,693,700
Kinder Morgan, Inc., 5.63%, 11/15/23 (c)		486	486,000
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
MEG Energy Corp., 6.50%, 3/15/21 (b)(c)	USD	1,586	1,655,387
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (b)		334	339,010
MIE Holdings Corp., 6.88%, 2/06/18 (b)		2,000	1,910,000
Oasis Petroleum, Inc., 6.88%, 3/15/22 (b)(c)		529	571,320
Offshore Group Investment Ltd., 7.13%, 4/01/23		212	215,710
Pacific Drilling SA, 5.38%, 6/01/20 (b)(c)		669	674,018
Peabody Energy Corp., 6.25%, 11/15/21 (b)		1,625	1,677,812
Pertamina Persero PT, 5.63%, 5/20/43 (b)(c)		2,000	1,680,000
Range Resources Corp. (b):
5.75%, 6/01/21		2,874	3,060,810
5.00%, 8/15/22		302	301,623
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (c)		297	274,725
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)(c)		218	226,720
Rosetta Resources, Inc., 5.63%, 5/01/21 (b)		286	288,860
Sabine Pass LNG LP, 6.50%, 11/01/20 (b)		5,124	5,354,580
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)(c)		703	739,908
Whiting Petroleum Corp., 5.00%, 3/15/19 (b)		878	913,120

			28,040,959
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)(c)		385	416,281
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International (b)(c):
6.75%, 8/15/18		1,807	1,978,665
6.75%, 8/15/21		1,276	1,358,940

			3,337,605
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19 (b)		1,261	1,342,965
Real Estate Management & Development — 3.9%
Caifu Holdings Ltd., 8.75%, 1/24/20 (b)		3,000	3,022,500
Gemdale International Investment Ltd., 7.13%, 11/16/17		2,000	2,080,000
Kaisa Group Holdings Ltd., 10.25%, 1/08/20		2,000	2,060,000
Lai Sun International Finance 2012 Ltd., 5.70%, 1/18/18		2,000	1,935,000
Punch Taverns Finance B Ltd.:
7.37%, 6/30/22	GBP	3,351	5,506,914
Series A6, 5.94%, 12/30/24		6,346	9,920,792
The Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)(c)	USD	454	454,000
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (b)		1,505	1,666,788
Sparkle Assets Ltd., 6.88%, 1/30/20		2,000	1,903,268

			28,549,262
Road & Rail — 0.5%
The Hertz Corp. (b):
4.25%, 4/01/18 (c)		400	401,000
7.38%, 1/15/21		3,075	3,413,250

			3,814,250
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (b)(c)		1,065	1,067,663
Software — 1.0%
Activision Blizzard, Inc. (b)(c):
5.63%, 9/15/21		997	1,031,895
6.13%, 9/15/23		348	363,660

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	39

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Software (concluded)
Infor US, Inc., 9.38%, 4/01/19 (b)	USD	2,400	$2,712,000
Nuance Communications, Inc., 5.38%, 8/15/20 (b)(c)		1,605	1,592,963
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)(c)		1,220	1,329,800

			7,030,318
Specialty Retail — 0.2%
Party City Holdings, Inc., 8.88%, 8/01/20 (b)(c)		623	680,627
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22 (b)		647	671,263

			1,351,890
Textiles, Apparel & Luxury Goods — 0.2%
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (b)(c)		729	732,645
The William Carter Co., 5.25%, 8/15/21 (b)(c)		604	613,060

			1,345,705
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 5/30/21 (b)(c)		1,492	1,531,823
Wireless Telecommunication Services — 3.8%
Crown Castle International Corp., 5.25%, 1/15/23 (b)		6,565	6,499,350
Digicel Ltd., 6.00%, 4/15/21 (b)(c)		5,000	4,850,000
Softbank Corp., 4.50%, 4/15/20 (b)(c)		1,500	1,485,000
Sprint Corp., 7.88%, 9/15/23 (b)(c)		2,142	2,324,070
Sprint Nextel Corp., 9.00%, 11/15/18 (b)(c)		8,131	9,858,838
T-Mobile USA, Inc. (b):
6.63%, 4/28/21		820	867,150
6.73%, 4/28/22		945	998,156
6.84%, 4/28/23		610	645,075

			27,527,639
Total Corporate Bonds — 71.9%			523,302,231

Floating Rate Loan Interests (a)
Airlines — 0.4%
Delta Air Lines, Inc., Term Loan B2, 3.25%, 4/18/16		2,978	2,982,889
Auto Components — 0.2%
Federal-Mogul Corp.:
Term Loan B, 2.12%, 12/29/14		1,136	1,124,495
Term Loan C, 2.12%, 12/28/15		670	663,517

			1,788,012
Chemicals — 0.1%
Allnex USA, Inc.:
Term Loan B1, 4.50%, 10/03/19		89	89,049
Term Loan B2, 4.50%, 10/03/19		46	46,203
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.50%, 3/19/20		249	251,445

			386,697
Commercial Services & Supplies — 0.2%
ADS Waste Holdings, Inc., New Term Loan B, 4.25%, 10/09/19		645	648,467
ARAMARK Corp., Term Loan D, 4.00%, 9/09/19		450	450,985
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		119	118,717
Spin Holdco, Inc., New Term Loan B, 4.25%, 11/14/19		280	279,300

			1,497,469
Floating Rate Loan Interests (a)		Par (000)	Value
Communications Equipment — 0.3%
Alcatel-Lucent USA, Inc., Term Loan C, 5.75%, 1/30/19	USD	1,489	1,509,533
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		992	996,809

			2,506,342
Construction Materials — 0.1%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		496	499,333
Distributors — 0.1%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		600	600,378
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc., New Term Loan B, 5.25%, 1/30/20		496	498,731
ServiceMaster Co., New Term Loan, 4.25%, 1/31/17		427	419,174
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		498	456,770

			1,374,675
Diversified Financial Services — 0.3%
Kasima LLC, New Term Loan B, 3.25%, 5/17/21		2,260	2,248,700
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc., 2020 Term Loan B, 4.00%, 1/15/20		2,275	2,284,487
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, New Term Loan, 3.50%, 4/29/20		299	297,196
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,636	1,636,309
Food Products — 0.3%
Dole Food Co., Inc., New Term Loan, 5.00%, 4/01/20		1,378	1,382,099
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		498	496,818

			1,878,917
Health Care Equipment & Supplies — 0.2%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		551	549,807
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		744	747,409

			1,297,216
Health Care Providers & Services — 0.1%
American Renal Holdings, Inc., First Lien Term Loan, 4.50%, 9/20/19		478	470,436
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		500	492,000

			962,436
Hotels, Restaurants & Leisure — 3.2%
Caesars Entertainment Operating Co., Inc., Term Loan B, 7.00%, 10/12/20		2,215	2,182,129
Hilton Fort Lauderdale, Mezzanine Term Loan, 7.38%, 2/22/16		10,000	10,000,000
Hilton Los Cabos, B-Note, 8.00%, 9/18/18		5,375	5,375,000
Hilton Worldwide Finance LLC, Term Loan B2, 4.00%, 10/26/20		3,523	3,542,629
MGM resorts International, Term Loan A, 2.92%, 12/20/17		1,241	1,239,459

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Station Casinos, Inc., New Term Loan B, 5.00%, 3/01/20	USD	995	$1,004,015

			23,343,232
Independent Power Producers & Energy Traders — 0.4%
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		2,744	2,766,062
IT Services — 0.1%
Moneygram International, Inc., New Term Loan B, 4.25%, 3/27/20		208	208,372
SunGard Data Systems, Inc., Term Loan E, 4.00%, 3/09/20		259	260,446

			468,818
Machinery — 0.3%
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20		958	953,214
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,241	1,239,298

			2,192,512
Media — 0.3%
Clear Channel Communications, Inc.:
Term Loan B, 3.82%, 1/29/16		75	72,594
Term Loan D, 6.92%, 1/30/19		675	641,438
Univision Communications, Inc., Refinancing Term Loan C2, 4.50%, 3/02/20		498	499,988
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		700	699,685

			1,913,705
Metals & Mining — 0.2%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		413	422,732
FMG Resources August 2006 Property Ltd., Term Loan, 5.25%, 10/18/17		1,328	1,330,192

			1,752,924
Multiline Retail — 0.1%
JC Penney Corp., Inc., First Lien Term Loan, 6.00%, 5/22/18		718	694,061
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., New Unsecured Term Loan, 5.75%, 12/01/17		2,025	2,068,031
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		1,194	1,201,093
Power Team Services LLC:
Delayed Draw Term Loan, 4.25%, 5/06/20		38	36,758
First Lien Term Loan, 4.25%, 5/06/20		692	674,310

			3,980,192
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos., Inc., Refinancing Term Loan B, 4.25%, 9/30/19		744	746,459
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		601	603,764
Real Estate Management & Development — 0.1%
Realogy Corp., Extended Term Loan, 4.50%, 3/05/20		891	899,154
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 2/28/20		498	501,759
Floating Rate Loan Interests (a)		Par (000)	Value
Specialty Retail — 0.2%
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19	USD	993	994,981
Sprouts Farmers Markets Holdings LLC, New Term Loan, 4.00%, 4/23/20		92	92,198
SRAM LLC, New Term Loan B, 4.00%, 4/10/20		141	139,947

			1,227,126
Total Floating Rate Loan Interests — 8.7%			63,330,824

Foreign Agency Obligations
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14	EUR	2,650	3,618,293
Slovenia Government International Bond, 5.85%, 5/10/23 (b)(c)	USD	766	746,850
Sri Lanka Government International Bond, 5.88%, 7/25/22		3,000	2,913,750
Total Foreign Agency Obligations — 1.0%			7,278,893

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 29.0%
Alternative Loan Trust:
Series 2005-61, Class 2A1, 0.45%, 12/25/35 (a)(b)		4,935	4,131,928
Series 2005-86CB, Class A8, 5.50%, 2/25/36 (b)		3,156	2,937,988
Series 2005-9CB, Class 1A3, 0.62%, 5/25/35 (a)		8,198	6,340,600
Series 2006-40T1, Class 2A5, 0.57%, 12/25/36 (a)		4,115	1,701,638
Series 2006-4CB, Class 2A6, 5.50%, 4/25/36		5,209	4,676,793
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36		5,448	3,647,524
Series 2006-J8, Class A5, 6.00%, 2/25/37		3,329	2,412,316
Series 2006-OA10, Class 2A1, 0.36%, 8/25/46 (a)		4,936	3,515,466
Series 2006-OC2, Class 2A3, 0.46%, 2/25/36 (a)		6,622	4,251,583
Series 2007-12T1, Class A22, 5.75%, 6/25/37		9,465	7,797,845
Series 2007-12T1, Class A5, 6.00%, 6/25/37		4,593	3,841,706
Series 2007-22, Class 2A16, 6.50%, 9/25/37		14,858	11,499,073
Series 2007-23CB, Class A1, 6.00%, 9/25/37		14,440	11,680,076
Series 2007-4CB, Class 1A3, 0.52%, 4/25/37 (a)		9,058	6,399,395
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.07%, 11/25/46 (a)		7,791	4,403,429
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.36%, 5/25/47 (a)		5,599	3,933,990
AyT Hipotecario Mixto III Fondo de Titulizacion de Activos, Series M3, Class A, 0.35%, 3/21/38 (a)	EUR	9,442	10,473,261
Banc of America Funding Trust, Series 2006-G (a):
Class 2A1, 0.39%, 7/20/36	USD	3,388	3,075,940
Class 2A4, 0.46%, 7/20/36		9,500	8,245,772

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	41

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.37%, 2/25/36 (a)	USD	5,535	$5,400,272
CHL Mortgage Pass-Through Trust:
Series 2005-HYB9, Class 2A1, 2.42%, 2/20/36 (a)		11,725	9,612,910
Series 2006-13, Class 1A19, 6.25%, 9/25/36		6,780	5,975,763
Series 2006-9, Class A2, 6.00%, 5/25/36		3,889	3,538,498
Series 2007-2, Class A16, 6.00%, 3/25/37		6,188	5,583,610
Series 2007-3, Class A30, 5.75%, 4/25/37		5,519	4,896,448
Series 2007-J2, Class 2A1, 0.82%, 7/25/37 (a)		9,098	6,131,482
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		5,024	4,053,042
Citigroup Mortgage Loan Trust:
Series 2005-9, Class 21A2, 5.50%, 11/25/35		7,836	7,081,731
Series 2006-AR7, Class 2A3A, 2.59%, 11/25/36 (a)		10,769	7,373,275
GSR Mortgage Loan Trust (a):
Series 2005-AR3, Class 5A1, 2.85%, 5/25/35		4,624	4,438,704
Series 2005-AR6, Class 2A1, 2.65%, 9/25/35 (b)		3,518	3,493,492
Madison Avenue Trust, Series 2013-650M, Class E, 4.17%, 10/12/32 (a)(c)		5,000	4,688,500
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.44%, 5/26/37 (a)(c)		21,897	11,867,811
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, 0.77%, 8/25/36 (a)		9,449	4,191,223
Structured Asset Mortgage Investments II Trust, Series 2006-AR1, Class 3A1, 0.40%, 2/25/36 (a)		4,810	3,732,509
WaMu Mortgage Pass-Through Certificates (a):
Series 2005-AR1, Class A1A, 0.49%, 1/25/45 (b)		4,609	4,401,896
Series 2005-AR17, Class A1A1, 0.44%, 12/25/45 (b)		3,776	3,419,167
Series 2007-OA4, Class 1A, 0.92%, 5/25/47		7,369	6,348,588

			211,195,244
Commercial Mortgage-Backed Securities — 14.1%
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.44%, 2/10/51 (a)(b)		5,000	5,168,565
CD Mortgage Trust, Series 2007-CD5, Class C, 6.12%, 11/15/44 (a)		3,372	3,344,394
COMM Mortgage Trust, Series 2013-LC13, Class D, 5.22%, 8/10/46 (a)(c)		2,650	2,404,197
Commercial Mortgage Pass-Through Certificates, Series 2013-CR11, Class D, 5.34%, 10/10/46 (a)(c)		2,000	1,814,740
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 7/15/37		2,000	1,861,124
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.17%, 3/15/18 (a)(c)		6,000	6,025,200
Epic Value Retail Ltd., Series VRET, Class B, 0.55%, 7/26/19 (a)	EUR	4,000	5,349,532
GS Mortgage Securities Trust, Series 2006-GG6, Class AJ, 5.82%, 4/10/38 (a)(b)	USD	5,000	4,880,425
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20 (a):
Class AJ, 6.27%, 2/12/51 (b)	USD	5,000	5,196,125
Class B, 6.37%, 2/12/51 (c)		1,000	989,765
LB-UBS Commercial Mortgage Trust (b):
Series 2006-C4, Class AJ, 5.88%, 6/15/38 (a)		5,000	5,175,315
Series 2007-C1, Class AJ, 5.48%, 2/15/40		2,000	2,042,870
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)		5,000	5,283,715
Series 2007-C7, Class AJ, 6.25%, 9/15/45 (a)		5,000	5,009,355
London & Regional Debt Securitisation No. 2 PLC, Series 2, Class A, 0.73%, 10/15/15 (a)	GBP	4,968	7,943,798
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A1, 0.35%, 4/25/37 (a)	USD	8,761	7,755,390
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AJ, 5.75%, 2/12/39 (a)(b)		6,000	6,232,704
Morgan Stanley Capital I Trust, Class AJ (a)(b):
Series 2007-HQ11, 5.51%, 2/12/44		5,000	5,245,325
Series 2007-T25, 5.57%, 11/12/49		5,000	5,005,665
Talisman Finance PLC, Series 6, Class A, 0.41%, 10/22/16 (a)	EUR	7,153	9,105,021
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.92%, 2/15/51 (a)(b)	USD	7,000	6,831,531

			102,664,756
Total Non-Agency Mortgage-Backed Securities — 43.1%			313,860,000

Preferred Securities

Capital Trusts
Capital Markets — 0.4%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(b)(f)		3,067	2,798,637
Commercial Banks — 4.0%
BNP Paribas SA, 7.20% (a)(b)(c)(f)		7,500	7,809,375
BPCE SA, 12.50% (a)(b)(c)(f)		5,100	6,521,625
Northgroup Preferred Capital Corp., 6.38% (a)(b)(c)(f)		5,000	5,037,500
Wachovia Capital Trust III, 5.57% (a)(b)(f)		10,000	9,350,000

			28,718,500
Diversified Financial Services — 1.4%
General Electric Capital Corp., Series B, 6.25% (a)(b)(f)		5,000	5,212,500
JPMorgan Chase & Co., Series Q, 5.15% (a)(b)(f)		5,500	4,977,500

			10,190,000
Electric Utilities — 1.0%
Electricite de France SA, 5.25% (a)(b)(c)(f)		7,500	7,372,500
Insurance — 6.4%
AXA SA, 6.46% (a)(b)(c)(f)		10,000	10,162,500
Genworth Holdings, Inc., 6.15%, 11/15/66 (a)(b)		10,000	9,054,700
Liberty Mutual Group, Inc., 10.75%, 6/15/58 (a)(b)(c)		10,000	15,200,000
Sompo Japan Insurance, Inc., 5.33%, 3/28/73 (a)(b)(c)		6,000	6,026,832

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Insurance (concluded)
XL Group PLC, Series E, 6.50% (a)(b)(f)	USD	6,500	$6,376,500

			46,820,532
Oil, Gas & Consumable Fuels — 0.5%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (a)(b)		3,248	3,584,980
Total Capital Trusts — 13.7%			99,485,149

Preferred Stocks		Shares
Aerospace & Defense — 0.4%
United Technologies Corp., 7.50% (i)		50,000	3,164,000
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)		160,000	3,652,800
Preferred Stocks		Shares	Value
Real Estate Investment Trusts (REITs) — 2.0%
Firstar Realty LLC, 8.88% (a)(c)	USD	10,000	$12,353,125
Suntrust Real Estate Investment Corp., 9.00% (c)		15	1,836,928

			14,190,053
Total Preferred Stocks — 2.9%			21,006,853
Total Preferred Securities — 16.6%			120,492,002
Total Long-Term Investments (Cost — $1,258,564,263) — 172.7%			1,256,665,478

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)		10,668,292	10,668,292
Total Short-Term Securities (Cost — $10,668,292) — 1.4%			10,668,292
Total Investments (Cost — $1,269,232,555) — 174.1%			1,267,333,770
Liabilities in Excess of Other Assets — (74.1)%			(539,425,951)

Net Assets — 100.0%			$727,907,819

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	All or a portion of securities have been pledged as collateral for open reverse repurchase agreements.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Amount is less than $500.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$288,615	$4,029

(i)	Convertible security.

(j)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Net Activity	Shares Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,668,292	10,668,292	$25,320

(k)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of October 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.45%	4/01/13	Open	$9,562,500	$9,587,960
UBS Securities LLC	0.45%	4/01/13	Open	7,068,750	7,087,571
Barclays Capital, Inc.	0.45%	4/02/13	Open	5,250,000	5,263,912
Barclays Capital, Inc.	0.45%	4/02/13	Open	5,692,500	5,707,585
Barclays Capital, Inc.	0.45%	4/02/13	Open	9,387,500	9,412,377
UBS Securities LLC	0.40%	4/04/13	Open	4,606,250	4,616,998
UBS Securities LLC	0.40%	4/04/13	Open	1,293,000	1,296,017
UBS Securities LLC	0.50%	4/04/13	Open	7,059,375	7,079,965
UBS Securities LLC	0.55%	4/04/13	Open	1,776,500	1,782,200

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	43

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.60%	4/04/13	Open	$2,800,781	$2,810,584
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	647,000	649,076
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	662,000	664,124
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	176,000	176,565
Deutsche Bank Securities, Inc.	0.55%	4/05/13	Open	623,000	624,999
UBS Securities LLC	0.55%	4/05/13	Open	9,086,393	9,115,545
UBS Securities LLC	0.55%	4/05/13	Open	4,857,431	4,873,015
UBS Securities LLC	0.55%	4/05/13	Open	9,127,890	9,157,175
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	14,186,000	14,230,646
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	10,878,000	10,912,235
Deutsche Bank Securities, Inc.	0.55%	4/09/13	Open	4,963,000	4,978,620
UBS Securities LLC	0.50%	4/09/13	Open	8,025,000	8,047,960
UBS Securities LLC	0.50%	4/09/13	Open	6,041,348	6,058,632
Deutsche Bank Securities, Inc.	0.40%	4/11/13	Open	4,551,000	4,561,316
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	3,111,000	3,120,696
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	3,121,125	3,130,805
Deutsche Bank Securities, Inc.	0.55%	4/11/13	Open	5,036,670	5,052,291
Deutsche Bank Securities, Inc.	0.45%	4/26/13	Open	5,280,000	5,292,474
Deutsche Bank Securities, Inc.	0.45%	4/26/13	Open	1,470,000	1,473,473
Deutsche Bank Securities, Inc.	0.55%	4/30/13	Open	2,782,500	2,790,364
Deutsche Bank Securities, Inc.	0.55%	5/06/13	Open	3,380,875	3,390,121
UBS Securities LLC	0.55%	5/06/13	Open	10,722,823	10,752,146
Barclays Capital, Inc.	0.60%	5/07/13	Open	6,425,494	6,444,556
Deutsche Bank Securities, Inc.	0.55%	5/07/13	Open	2,535,155	2,542,049
Deutsche Bank Securities, Inc.	0.55%	5/07/13	Open	2,496,000	2,502,788
Deutsche Bank Securities, Inc.	0.55%	5/08/13	Open	4,625,000	4,637,507
Deutsche Bank Securities, Inc.	0.55%	5/09/13	Open	4,692,240	4,704,857
Deutsche Bank Securities, Inc.	0.55%	5/09/13	Open	2,130,040	2,135,767
Deutsche Bank Securities, Inc.	0.55%	5/09/13	Open	4,780,418	4,793,271
Deutsche Bank Securities, Inc.	0.55%	5/09/13	Open	4,435,220	4,447,146
Deutsche Bank Securities, Inc.	0.32%	5/10/13	Open	708,550	709,652
Deutsche Bank Securities, Inc.	0.50%	5/10/13	Open	2,082,694	2,087,756
Deutsche Bank Securities, Inc.	0.50%	5/10/13	Open	2,128,188	2,133,360
Barclays Capital, Inc.	0.40%	5/13/13	Open	5,962,500	5,973,895
Barclays Capital, Inc.	0.40%	5/13/13	Open	6,105,000	6,116,667
Barclays Capital, Inc.	0.40%	5/13/13	Open	6,277,500	6,289,497
Barclays Capital, Inc.	0.40%	5/13/13	Open	6,306,250	6,318,232
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	9,200,000	9,224,176
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	3,123,750	3,131,958
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	6,252,255	6,268,685
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	7,895,745	7,916,493
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	5,882,500	5,897,958
Deutsche Bank Securities, Inc.	0.55%	5/13/13	Open	5,562,500	5,577,117
Deutsche Bank Securities, Inc.	0.55%	5/15/13	Open	1,127,825	1,130,754
Deutsche Bank Securities, Inc.	0.55%	5/15/13	Open	1,271,215	1,274,517
Deutsche Bank Securities, Inc.	0.55%	5/15/13	Open	2,385,000	2,391,194
Deutsche Bank Securities, Inc.	0.55%	5/15/13	Open	1,498,669	1,502,561
Credit Suisse Securities (USA) LLC	0.40%	5/16/13	Open	2,764,134	2,769,293
Deutsche Bank Securities, Inc.	0.55%	5/16/13	Open	5,865,000	5,880,143
Deutsche Bank Securities, Inc.	0.55%	5/16/13	Open	2,165,051	2,170,641
Deutsche Bank Securities, Inc.	0.55%	5/16/13	Open	3,787,000	3,796,720
Deutsche Bank Securities, Inc.	0.55%	5/16/13	Open	4,500,000	4,511,550
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,256,730	1,260,249
Barclays Capital, Inc.	0.60%	5/17/13	Open	2,202,110	2,208,276
Barclays Capital, Inc.	0.60%	5/17/13	Open	2,869,790	2,877,825
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,538,020	1,542,326
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,263,960	1,267,499
Barclays Capital, Inc.	0.60%	5/17/13	Open	2,066,620	2,072,406
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,268,800	1,272,353
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,261,640	1,265,173
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,379,520	1,383,383
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,383,100	1,386,973
Barclays Capital, Inc.	0.60%	5/17/13	Open	3,196,700	3,205,651

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	5/17/13	Open	$1,272,380	$1,275,943
Barclays Capital, Inc.	0.60%	5/17/13	Open	2,496,390	2,503,380
Barclays Capital, Inc.	0.60%	5/17/13	Open	952,260	954,926
Barclays Capital, Inc.	0.60%	5/17/13	Open	885,770	888,250
Barclays Capital, Inc.	0.60%	5/17/13	Open	798,870	801,107
Barclays Capital, Inc.	0.60%	5/17/13	Open	807,840	810,102
Barclays Capital, Inc.	0.60%	5/17/13	Open	952,150	954,816
Barclays Capital, Inc.	0.60%	5/17/13	Open	797,000	799,232
Barclays Capital, Inc.	0.60%	5/17/13	Open	824,620	826,929
Barclays Capital, Inc.	0.60%	5/17/13	Open	1,036,490	1,039,392
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	640,000	641,732
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	641,000	642,735
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	637,000	638,724
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	613,000	614,659
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	703,000	704,903
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	636,000	637,721
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	625,000	626,692
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	639,000	640,730
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	630,000	631,705
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	613,000	614,659
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	654,000	655,770
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	638,000	639,727
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	547,000	548,481
Deutsche Bank Securities, Inc.	0.58%	5/17/13	Open	546,000	547,478
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	358,000	358,952
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	369,000	369,981
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	376,000	376,999
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	1,219,000	1,222,240
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	349,000	349,928
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	432,000	433,148
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	408,000	409,085
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	1,564,000	1,568,158
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	2,894,000	2,901,693
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	2,732,000	2,739,263
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	958,000	960,547
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	876,000	878,329
Deutsche Bank Securities, Inc.	0.58%	5/20/13	Open	415,000	416,103
Barclays Capital, Inc.	0.60%	5/21/13	Open	4,392,500	4,404,506
Barclays Capital, Inc.	0.60%	5/21/13	Open	1,891,549	1,896,719
Deutsche Bank Securities, Inc.	0.58%	5/21/13	Open	4,484,375	4,496,224
Barclays Capital, Inc.	0.60%	5/24/13	Open	1,278,230	1,281,660
Deutsche Bank Securities, Inc.	0.58%	5/29/13	Open	635,700	637,298
Barclays Capital, Inc.	0.50%	5/30/13	Open	4,162,500	4,171,461
Deutsche Bank Securities, Inc.	0.55%	5/30/13	Open	999,000	1,001,366
Deutsche Bank Securities, Inc.	0.55%	5/30/13	Open	3,616,000	3,624,508
Deutsche Bank Securities, Inc.	0.55%	5/31/13	Open	7,513,245	7,530,922
Barclays Capital, Inc.	0.60%	6/03/13	Open	653,366	655,000
Barclays Capital, Inc.	0.60%	6/03/13	Open	326,209	327,024
Deutsche Bank Securities, Inc.	0.55%	6/03/13	Open	595,000	596,373
Deutsche Bank Securities, Inc.	0.55%	6/03/13	Open	209,000	209,482
Deutsche Bank Securities, Inc.	0.55%	6/03/13	Open	286,000	286,660
Deutsche Bank Securities, Inc.	0.55%	6/03/13	Open	776,000	777,790
Barclays Capital, Inc.	0.60%	6/05/13	Open	308,796	309,563
Barclays Capital, Inc.	0.75%	6/12/13	Open	4,412,701	4,425,756
UBS Securities LLC	0.55%	6/12/13	Open	2,728,163	2,734,039
UBS Securities LLC	0.55%	6/12/13	Open	1,417,813	1,420,867
Deutsche Bank Securities, Inc.	0.55%	6/24/13	Open	5,490,763	5,501,668
Deutsche Bank Securities, Inc.	0.55%	6/25/13	Open	3,151,000	3,157,210
Deutsche Bank Securities, Inc.	0.58%	7/15/13	Open	602,000	603,057
Deutsche Bank Securities, Inc.	0.55%	7/16/13	Open	264,000	264,436
Deutsche Bank Securities, Inc.	0.55%	7/18/13	Open	2,483,000	2,487,021
Barclays Capital, Inc.	0.60%	7/23/13	Open	298,204	298,706
Barclays Capital, Inc.	0.60%	7/30/13	Open	4,812,979	4,820,519

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	45

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	7/31/13	Open	$305,249	$305,722
Barclays Capital, Inc.	0.60%	8/08/13	Open	1,032,000	1,033,462
Deutsche Bank Securities, Inc.	0.50%	8/12/13	Open	1,805,000	1,807,031
Deutsche Bank Securities, Inc.	0.58%	8/12/13	Open	3,185,000	3,189,156
Barclays Capital, Inc.	0.60%	8/13/13	Open	997,357	998,678
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,534,000	1,535,928
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	5,883,000	5,890,393
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,481,000	1,482,861
Deutsche Bank Securities, Inc.	0.58%	8/14/13	Open	371,000	371,472
Deutsche Bank Securities, Inc.	0.58%	8/19/13	Open	1,280,000	1,281,526
UBS Securities LLC	0.55%	8/27/13	Open	878,178	879,063
Barclays Capital, Inc.	0.60%	8/30/13	Open	437,575	438,035
Deutsche Bank Securities, Inc.	0.55%	9/03/13	Open	4,475,000	4,479,034
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	1,794,000	1,795,705
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	641,000	641,609
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	558,000	558,530
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	566,000	566,538
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	852,000	852,810
Deutsche Bank Securities, Inc.	0.58%	9/03/13	Open	279,000	279,265
Credit Suisse Securities (USA) LLC	1.50%	9/05/13	11/05/13	4,808,000	4,819,219
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	8,625,000	8,645,234
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	3,761,000	3,769,823
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	3,447,000	3,455,086
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	1,393,000	1,396,268
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	3,535,000	3,543,293
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	3,570,000	3,578,375
Barclays Capital, Inc.	1.51%	9/05/13	12/06/13	3,325,000	3,332,800
Deutsche Bank Securities, Inc.	0.60%	9/05/13	Open	575,535	576,082
Deutsche Bank Securities, Inc.	0.60%	9/05/13	Open	562,275	562,809
Barclays Capital, Inc.	1.51%	9/16/13	12/06/13	4,655,000	4,663,970
Barclays Capital, Inc.	0.65%	9/16/13	Open	907,853	908,606
Barclays Capital, Inc.	0.65%	9/16/13	Open	1,992,060	1,993,714
Barclays Capital, Inc.	0.65%	9/16/13	Open	806,663	807,332
BNP Paribas Securities Corp.	0.34%	9/18/13	Open	12,318,750	12,323,869
Deutsche Bank Securities, Inc.	0.60%	9/19/13	Open	902,285	902,932
Deutsche Bank Securities, Inc.	0.60%	9/19/13	Open	318,420	318,648
Deutsche Bank Securities, Inc.	0.60%	9/19/13	Open	251,322	251,502
Deutsche Bank Securities, Inc.	0.60%	9/19/13	Open	269,700	269,893
Barclays Capital, Inc.	0.60%	9/20/13	Open	3,061,280	3,063,423
Barclays Capital, Inc.	0.60%	9/20/13	Open	612,500	612,929
Deutsche Bank Securities, Inc.	0.55%	9/26/13	Open	2,755,000	2,756,515
BNP Paribas Securities Corp.	0.34%	9/27/13	Open	485,000	485,160
Deutsche Bank Securities, Inc.	0.60%	9/27/13	Open	1,062,000	1,062,619
Deutsche Bank Securities, Inc.	0.60%	9/27/13	Open	2,390,000	2,391,394
Deutsche Bank Securities, Inc.	0.60%	9/27/13	Open	1,952,000	1,953,139
Deutsche Bank Securities, Inc.	0.58%	10/09/13	Open	499,000	499,185
Deutsche Bank Securities, Inc.	0.58%	10/09/13	Open	504,000	504,187
Deutsche Bank Securities, Inc.	0.58%	10/09/13	Open	664,000	664,246
Deutsche Bank Securities, Inc.	0.60%	10/09/13	Open	1,293,000	1,293,496
Deutsche Bank Securities, Inc.	0.60%	10/09/13	Open	2,459,000	2,459,943
Credit Suisse Securities (USA) LLC	1.50%	10/10/13	11/12/13	2,716,600	2,718,977
Deutsche Bank Securities, Inc.	0.58%	10/10/13	Open	360,000	360,128
Morgan Stanley & Co. LLC	1.00%	10/11/13	11/12/13	3,415,000	3,416,992
Barclays Capital, Inc.	0.60%	10/11/13	Open	223,750	223,828
Barclays Capital, Inc.	0.60%	10/11/13	Open	2,481,835	2,482,704
Barclays Capital, Inc.	0.60%	10/11/13	Open	270,290	270,385
Barclays Capital, Inc.	(0.25)%	10/11/13	Open	3,382,750	3,382,217
Deutsche Bank Securities, Inc.	0.56%	10/11/13	Open	754,000	754,246
Deutsche Bank Securities, Inc.	0.55%	10/15/13	Open	5,059,950	5,061,264
Deutsche Bank Securities, Inc.	0.60%	10/15/13	Open	463,623	463,754
Barclays Capital, Inc.	1.42%	10/16/13	11/15/13	3,825,000	3,827,421
Credit Suisse Securities (USA) LLC	1.50%	10/16/13	11/18/13	7,943,750	7,949,046
Credit Suisse Securities (USA) LLC	0.65%	10/16/13	Open	770,800	771,023

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.65%	10/16/13	Open	$571,875	$572,040
Credit Suisse Securities (USA) LLC	0.65%	10/16/13	Open	791,131	791,360
Deutsche Bank Securities, Inc.	0.58%	10/17/13	Open	508,875	508,998
Deutsche Bank Securities, Inc.	0.58%	10/17/13	Open	2,935,593	2,936,308
Barclays Capital, Inc.	1.42%	10/21/13	11/21/13	3,012,000	3,013,307
Deutsche Bank Securities, Inc.	0.59%	10/21/13	Open	292,000	292,053
Deutsche Bank Securities, Inc.	0.59%	10/21/13	Open	823,000	823,148
Deutsche Bank Securities, Inc.	0.59%	10/21/13	Open	856,000	856,154
Deutsche Bank Securities, Inc.	0.59%	10/21/13	Open	893,000	893,161
Deutsche Bank Securities, Inc.	0.59%	10/21/13	Open	695,000	695,125
Barclays Capital, Inc.	1.42%	10/22/13	11/22/13	5,777,000	5,779,279
Barclays Capital, Inc.	0.60%	10/25/13	Open	201,000	201,023
Deutsche Bank Securities, Inc.	0.58%	10/28/13	Open	627,000	627,040
BNP Paribas Securities Corp.	(0.50)%	10/30/13	Open	258,000	257,993
Deutsche Bank Securities, Inc.	0.55%	10/30/13	Open	594,000	594,018
Total				$550,825,781	$552,039,876

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(111)	US Treasury Long Bond	Chicago Board of Trade	December 2013	USD	14,964,188	$(662,677)

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 28,139,973	EUR 20,443,000	Bank of America N.A.	11/21/13	$382,462
USD 53,790,303	GBP 33,349,000	Bank of America N.A.	1/23/14	351,122
Total				$733,584

•	Centrally cleared credit default swaps — buy protection outstanding as of October 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	USD 5,000	$(186,151)

•	Over-the-counter credit default swaps — sold protection outstanding as of October 31, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Received	Unrealized Appreciation
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Bank of America N.A.	12/20/17	BBB+	USD 10,000	$282,860	$(715,906)	$998,766
Markit CMBX North America AAA Index, Series 3	0.50%	Citibank N.A.	12/13/49	A-	USD 5,000	(372,205)	(553,912)	181,707
Markit CMBX North America BBB- Index, Series 6	3.00%	Bank of America N.A.	5/11/63	BBB	USD 2,500	(144,996)	(207,246)	62,250
Total						$(234,341)	$(1,477,064)	$1,242,723

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	47

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$160,590,383	$67,811,145	$228,401,528
Corporate Bonds	—	523,302,231	—	523,302,231
Floating Rate Loan Interests	—	44,525,620	18,805,204	63,330,824
Foreign Agency Obligations	—	7,278,893	—	7,278,893
Non-Agency Mortgage-Backed Securities	—	297,303,689	16,556,311	313,860,000
Preferred Securities	$6,816,800	113,675,202	—	120,492,002
Short-Term Securities	10,668,292	—	—	10,668,292
Liabilities:
Unfunded Loan Commitments	—	—	(1,224)	(1,224)

Total	$17,485,092	$1,146,676,018	$103,171,436	$1,267,332,546

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,242,723	—	$1,242,723
Foreign currency exchange contracts	—	733,584	—	733,584
Liabilities:
Credit contracts	—	(186,151)	—	(186,151)
Interest rate contracts	$(662,677)	—	—	(662,677)

Total	$(662,677)	$1,790,156	—	$1,127,479

[1]   Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$477,664	—	—	$477,664
Foreign currency at value	90,311	—	—	90,311
Cash pledged for financial futures contracts	330,000	—	—	330,000
Cash pledged for centrally cleared swaps	500,000	—	—	500,000
Cash pledged as collateral for reverse repurchase agreements	3,032,750	—	—	3,032,750
Liabilities:
Cash received as collateral for OTC derivatives	—	$(600,000)	—	(600,000)
Reverse repurchase agreements	—	(552,039,876)	—	(552,039,876)

Total	$4,430,725	$(552,639,876)	—	$(548,209,151)

There were no transfers between Level 1 and Level 2 during the period ended October 31, 2013.

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Multi-Sector Income Trust (BIT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Unfunded Loan Commitments (Liabilities)	Total
Assets:
Opening Balance, as of February 27, 2013[1]	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	$59,857	$12,160	$191,448	—	$263,465
Net realized gain (loss)	7,823	—	(494,005)	—	(486,182)
Net change in unrealized appreciation/depreciation[2]	(276,706)	8,035	136,979	$(1,224)	(132,916)
Purchases	68,110,572	18,789,142	16,721,889	—	103,621,603
Sales	(90,401)	(4,133)	—	—	(94,534)

Closing Balance, October 31, 2013	$67,811,145	$18,805,204	$16,556,311	$(1,224)	$103,171,436

[1]	Commencement of operations.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $(132,916).

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	49

Statements of Assets and Liabilities

October 31, 2013	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Assets
Investments at value — unaffiliated[2]	$2,394,323,209	$504,922,341	$1,256,665,478
Investments at value — affiliated[3]	3,999,467	3,378,158	10,668,292
Cash	407,790	999,623	477,664
Foreign currency at value[4]	—	—	90,311
Cash pledged for financial futures contracts	1,663,940	—	330,000
Cash pledged as collateral for reverse repurchase agreements	1,333,000	—	3,032,750
Cash pledged as collateral for OTC derivatives	—	600,000	—
Cash pledged for centrally cleared swaps	9,665,000	145,000	500,000
Interest receivable	32,953,803	2,469,496	13,462,076
Investments sold receivable	17,670,749	4,433,395	3,152,448
Unrealized appreciation on swaps	1,179,196	17,966	1,242,723
Unrealized appreciation on foreign currency exchange contracts	19,412	521,456	733,584
Swap premiums paid	1,104,382	—	—
Swaps receivable	331,005	26,006	73,194
Variation margin receivable on financial futures contracts	214,918	—	17,344
Dividends receivable	70,815	—	101,875
Unrealized appreciation on unfunded loan commitments	—	14,706	—
Principal paydown receivable	—	—	7,516
Prepaid expenses	26,727	9,675	—

Total assets	2,464,963,413	517,536,919	1,290,555,255

Liabilities
Bank overdraft on foreign currency at value	—	46,524	—
Cash received as collateral for OTC derivatives	700,000	—	600,000
Reverse repurchase agreements	812,028,314	—	552,039,876
Loan payable	—	152,000,000	—
Investments purchased payable	21,420,019	13,135,330	7,190,221
Options written at value[5]	6,194,184	—	—
Swap premiums received	721,000	1,020,601	1,477,064
Investment advisory fees payable	1,249,172	307,802	853,051
Unrealized depreciation on swaps	1,300,519	400,299	—
Income dividends payable	526,751	32,837	232,976
Officer’s and Trustees’ fees payable	511,097	171,537	7,331
Swaps payable	239,181	—	—
Interest expense payable	—	211,699	—
Unrealized depreciation on unfunded loan commitments	—	903	1,224
Variation margin payable on centrally cleared swaps	24,452	1,943	3,508
Other accrued expenses payable	346,025	267,666	242,185

Total liabilities	845,260,714	167,597,141	562,647,436

Net Assets	$1,619,702,699	$349,940,681	$727,907,819

Net Assets Consist of
Paid-in capital[6,7,8]	$1,906,261,237	$429,064,959	$727,781,455
Undistributed (distributions in excess of) net investment income	944,076	(1,724,564)	(589,378)
Accumulated net realized gain (loss)	(400,068,732)	(82,261,722)	1,479,956
Net unrealized appreciation/depreciation	112,566,118	4,862,008	(764,214)

Net Assets	$1,619,702,699	$349,940,681	$727,907,819

Net asset value	$14.99	$14.79	$18.95

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$2,278,052,480	$500,230,193	$1,258,564,263
[3] Investments at cost — affiliated	$3,999,467	$3,378,158	$10,668,292
[4] Foreign currency at cost	—	$(47,040)	$91,770
[5] Premiums received	$7,246,376	—	—
[6] Par value per share	$0.001	$0.001	$0.001
[7] Shares outstanding	108,088,170	23,663,232	38,421,624
[8] Shares authorized	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Operations

Year Ended October 31, 2013	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)[2]

Investment Income
Interest	$114,394,219	$27,605,694	$45,675,141
Dividends — unaffiliated	2,439,782	53,458	874,861
Dividends — affiliated	7,314	1,692	25,320

Total income	116,841,315	27,660,844	46,575,322

Expenses
Investment advisory	14,078,475	3,643,002	5,955,612
Professional	326,385	129,714	155,815
Officer and Trustees	213,074	59,327	56,829
Transfer agent	187,548	43,924	32,600
Accounting services	158,718	55,424	64,447
Custodian	142,820	121,389	79,503
Reorganization	60,581	—	—
Printing	55,555	16,307	25,396
Registration	32,934	7,871	12
Miscellaneous	173,850	62,834	38,424

Total expenses excluding interest expense	15,429,940	4,139,792	6,408,638
Interest expense	2,302,856	1,309,749	1,599,480

Total expenses	17,732,796	5,449,541	8,008,118
Less fees waived by Manager	(6,015)	(1,261)	(21,552)

Total expenses after fees waived	17,726,781	5,448,280	7,986,566

Net investment income	99,114,534	22,212,564	38,588,756

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,991,383	7,345,380	(7,291,001)
Financial futures contracts	5,442,073	—	680,344
Foreign currency transactions	(191,136)	(2,342,556)	(4,826,916)
Options written	(1,887,902)	—	—
Swaps	11,138,914	352,703	591,043

	32,493,332	5,355,527	(10,846,530)

Net change in unrealized appreciation/depreciation on:
Investments	(69,069,711)	3,849,593	(1,898,785)
Financial futures contracts	(960,424)	—	(662,677)
Foreign currency translations	27,329	25,972	741,900
Options written	3,004,848	—	—
Swaps	(4,897,979)	(457,695)	1,056,572
Unfunded loan commitments	—	13,803	(1,224)

	(71,895,937)	3,431,673	(764,214)

Total realized and unrealized gain (loss)	(39,402,605)	8,787,200	(11,610,744)

Net Increase in Net Assets Resulting from Operations	$59,711,929	$30,999,764	$26,978,012

[1] Consolidated Statement of Operations.

[2] For the period February 27, 2013 (commencement of operations) to October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	51

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)		BlackRock Floating Rate Income Trust (BGT)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$99,114,534	$48,604,985	$22,212,564	$22,900,163
Net realized gain	32,493,332	2,008,796	5,355,527	505,502
Net change in unrealized appreciation/depreciation	(71,895,937)	72,603,230	3,431,673	15,613,331

Net increase in net assets resulting from operations	59,711,929	123,217,011	30,999,764	39,018,996

Dividends to Shareholders From[1]
Net investment income	(99,536,463)	(48,718,467)	(24,716,431)	(25,867,315)

Capital Share Transactions
Reinvestment of dividends	—	—	374,931	300,131
Net proceeds from the issuance of shares due to reorganization	862,691,514	—	—	—

Net increase in net assets derived from capital share transactions	862,691,514	—	374,931	300,131

Net Assets
Total increase in net assets	822,866,980	74,498,544	6,658,264	13,451,812
Beginning of year	796,835,719	722,337,175	343,282,417	329,830,605

End of year	$1,619,702,699	$796,835,719	$349,940,681	$343,282,417

Undistributed net investment income, end of year	$944,076	$757,568	$(1,724,564)	$3,276,393

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2013

Statement of Changes in Net Assets	BlackRock Multi-Sector Income Trust (BIT)

Increase (Decrease) in Net Assets:	Period February 27, 2013[1] to October 31, 2013

Operations
Net investment income	$38,588,756
Net realized loss	(10,846,530)
Net change in unrealized appreciation/depreciation	(764,214)

Net increase in net assets resulting from operations	26,978,012

Dividends and Distributions to Shareholders From[2]
Net investment income	(26,851,648)
Tax return of capital	(4,534,977)

Decrease in net assets resulting from dividends and distributions to shareholders	(31,386,625)

Capital Share Transactions
Net proceeds from the issuance of shares	686,096,414
Net proceeds from the underwriter’s over allotment option exercised	46,120,006

Net increase in net assets derived from capital share transactions	732,216,420

Net Assets
Total increase in net assets	727,807,807
Beginning of period	100,012

End of period	$727,907,819

Distributions in excess of net investment income, end of period	$(589,378)

[1]	Commencement of operations.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	53

Statements of Cash Flows

Year Ended October 31, 2013	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)[2]

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$59,711,929	$30,999,764	$26,978,012
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(1,341,359)[3]	536,753	(13,462,076)
Increase in swaps receivable	(93,787)	(26,006)	(73,194)
(Increase) decrease in prepaid expenses	14,602 [3]	(95)	—
Increase in variation margin receivable on financial futures contracts on	(191,827)	—	(17,344)
Increase (decrease) in dividends receivable	(115)	—	(101,875)
Increase in cash pledged for financial futures contracts	903,000 [3]	—	(330,000)
Increase in cash pledged as collateral for reverse repurchase agreements	(1,333,000)	—	(3,032,750)
Increase in cash pledged for centrally cleared swaps	(9,545,000)[3]	(145,000)	(500,000)
(Increase) decrease in cash pledged as collateral for OTC derivatives	3,926,000 [3]	(600,000)	—
Increase in investment advisory fees payable	(208,766)[3]	5,055	853,051
Increase in interest expense payable	493,298	102,133	1,214,095
Decrease in cash received as collateral for reverse repurchase agreements	(15,062,900)[3]	—	—
Increase in cash received as collateral for OTC derivatives	— [3]	—	600,000
Decrease in reorganization costs payable	(586,298)[3]	—	—
Increase (decrease) in other accrued expenses payable	(108,035)[3]	(119,323)	242,185
Increase in variation margin payable on centrally cleared swaps	24,452	1,943	3,508
Increase (decrease) in variation margin payable on financial futures contracts	(334,500)	—	—
Increase in swaps payable	42,378	—	—
Increase in Officer’s and Trustees’ fees payable	123,863 [3]	39,980	7,331
Net periodic and termination payments of swaps	10,864,193 [3]	1,373,304	2,068,107
Net realized and unrealized gain (loss) on investments and swaps	41,237,398	(9,804,970)	8,129,441
Amortization of premium and accretion of discount on investments and swaps	5,894,513	(1,587,524)	(9,604,231)
Premiums received from options written	12,461,278	—	—
Proceeds from sales of long-term investments	959,434,795 [3]	402,915,490	798,464,930
Purchases of long-term investments	(982,712,103)[3]	(404,046,409)	(2,052,190,028)
Net proceeds from sales (purchases) of short-term securities	1,859,474 [3]	(637,464)	(10,668,292)
Premiums paid on closing options written	(9,964,428)	—	—

Cash provided by (used for) operating activities	75,509,055	19,007,631	(1,251,419,130)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of common shares	—	—	732,216,420
Cash receipts on borrowings	—	314,000,000	—
Cash payments on borrowings	—	(307,000,000)	—
Net borrowings of reverse repurchase agreements	24,855,915 [3]	—	550,825,781
Cash dividends paid to shareholders	(99,254,491)	(24,308,663)	(31,153,649)
Increase (decrease) in bank overdraft	(836,949)[3]	(868,967)	—

Cash provided by (used for) financing activities	(75,235,525)	(18,177,630)	1,251,888,552

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	146	976	(1,459)

Cash and Foreign Currency
Net increase in cash and foreign currency	273,676	830,977	467,963
Cash and foreign currency at beginning of period	134,114	168,646	100,012

Cash and foreign currency at end of period	$407,790	$999,623	$567,975

Cash Flow Information
Cash paid during the period for interest	$1,809,558	$1,207,616	$$385,385

Non-cash Financing Activities
Fair value of investments acquired through reorganization	$1,256,477,573	—	—

Debt acquired in reorganization	$412,518,963	—	—

Capital shares issued in reorganization	$862,691,514	—	—

Capital shares issued in reinvestment of dividends	—	$374,931	—

[1] Consolidated Statement of Cash Flows.

[2] For the period February 27, 2013 (commencement of operations) to October 31, 2013.

[3] Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Credit Allocation Income Trust (BTZ)

	Year Ended October 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.37		$13.94		$14.46	$12.64	$10.59

Net investment income[1]	0.97		0.94		0.88	0.85	0.99
Net realized and unrealized gain (loss)	(0.37)		1.43		(0.54)	2.14	2.54
Dividends to Preferred Shareholders from net investment income	—		—		(0.01)	(0.07)	(0.07)

Net increase from investment operations	0.60		2.37		0.33	2.92	3.46

Dividends and distributions to Common Shareholders from:[2]
Net investment income	(0.98)		(0.94)		(0.85)	(0.81)	(0.93)
Tax return of capital	—		—		—	(0.29)	(0.48)

Total dividends and distributions	(0.98)		(0.94)		(0.85)	(1.10)	(1.41)

Net asset value, end of year	$14.99		$15.37		$13.94	$14.46	$12.64

Market price, end of year	$12.97		$14.23		$12.08	$13.02	$10.96

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	4.86%		18.35%		3.28%	25.16%	41.06%

Based on market price	(2.01)%		26.44%		(0.60)%	29.98%	38.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.15%	[5]	1.20%	[6]	1.09%	1.12%	1.60%

Total expenses after fees waived and paid indirectly[4]	1.15%	[5]	1.20%	[6]	1.09%	1.11%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense[4]	1.00%	[5]	1.07%	[6]	0.99%	1.07%	1.24%

Net investment income[4]	6.43%		6.53%		6.25%	6.33%	9.93%

Dividends to Preferred Shareholders	—		—		0.09%	0.50%	0.74%

Net investment income to Common Shareholders	6.43%		6.53%		6.16%	5.83%	9.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,619,703		$796,836		$722,337	$749,360	$654,999

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—		—		—	$231,000	$231,000

Borrowings outstanding, end of year (000)	$812,028		$373,716		$339,303	—	$61,576

Average borrowings outstanding, during the year (000)	$724,537		$312,634		$182,843	$63,660	$76,521

Portfolio turnover	43%		37%		54%	64%	30%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—		—		—	$106,104	$95,892

Asset coverage, end of year per $1,000	$2,995		$3,132		$3,129	—	—

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

[6]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	55

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Year Ended October 31,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$14.52	$13.97	$14.48	$13.29	$11.24

Net investment income[2]	0.94	0.97	1.00	0.97	0.98
Net realized and unrealized gain (loss)	0.38	0.68	(0.42)	1.09	2.72
Dividends to Preferred Shareholders from net investment income	—	—	(0.00)[3]	(0.04)	(0.04)

Net increase from investment operations	1.32	1.65	0.58	2.02	3.66

Dividends and distributions to Common Shareholders from:[4]
Net investment income	(1.05)	(1.10)	(1.09)	(0.83)	(1.19)
Tax return of capital	—	—	—	—	(0.42)

Total dividends and distributions	(1.05)	(1.10)	(1.09)	(0.83)	(1.61)

Net asset value, end of year	$14.79	$14.52	$13.97	$14.48	$13.29

Market price, end of year	$14.12	$15.07	$13.00	$14.52	$12.58

Total Investment Return Applicable to Common Shareholders[5]
Based on net asset value	9.37%	12.37%	4.03%	15.55%	39.51%

Based on market price	0.60%	25.33%	(3.46)%	22.41%	54.14%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.57%	1.66%	1.73%	1.43%	1.96%

Total expenses after fees waived and paid indirectly[6]	1.57%	1.61%	1.60%	1.25%	1.68%

Total expenses after fees waived and paid indirectly and excluding interest expense[6]	1.19% [7]	1.25% [8]	1.24%	1.15%	1.24%

Net investment income[6]	6.39%	6.87%	6.95%	7.01%	8.92%

Dividends to Preferred Shareholders	—	—	0.03%	0.27%	0.38%

Net investment income to Common Shareholders	6.39%	6.87%	6.92%	6.74%	8.54%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$349,941	$343,282	$329,831	$341,436	$312,872

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	$58,800	$58,800

Borrowings outstanding, end of year (000)	$152,000	$145,000	$122,000	$38,000	$14,000

Average borrowings outstanding, during the year (000)	$138,337	$126,186	$120,334	$24,321	$53,156

Portfolio turnover	72%	65%	89%	87%	42%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year (000)	—	—	—	$170,174	$158,029

Asset coverage, end of year per $1,000	$3,302	$3,367	$3,704	—	—

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	For the year ended October 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense was 1.19%.

[8]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs 1.14%.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Multi-Sector Income Trust (BIT)

	Period February 27, 2013[1] to October 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$19.10	[2]

Net investment income[3]	1.02
Net realized and unrealized loss	(0.35)

Net increase from investment operations	0.67

Dividends and distributions from:[4]
Net investment income	(0.70)
Tax return of capital	(0.12)

Total dividends and distributions	(0.82)

Net asset value, end of period	$18.95

Market price, end of period	$17.04

Total Investment Return[5]
Based on net asset value	4.04%	[6]

Based on market price	(10.66)%[6]

Ratios to Average Net Assets
Total expenses	1.67%	[7]

Total expenses after fees waived	1.67%	[7]

Total expenses after fees waived and excluding interest expense	1.33%	[7]

Net investment income	8.05%	[7]

Supplemental Data
Net assets, end of period (000)	$727,908

Borrowings outstanding, end of period (000)	$552,040

Average borrowings outstanding, during the period (000)	$397,402

Portfolio turnover	77%	[8]

Asset coverage, end of period per $1,000	$2,319

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a reduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 54%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	57

Notes to Financial Statements

1. Organization:

BlackRock Credit Allocation Income Trust (“BTZ”) (formerly known as BlackRock Credit Allocation Income Trust IV), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT”) (collectively, the “Trusts” or individually as a “Trust”) are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts. Prior to commencement of operations on February 27, 2013, BIT had no operations other than the sale of 6,964 Common Shares on December 31, 2012 to BlackRock Holdco 2, Inc., an affiliate of BIT, for $133,012 and organizational matters including recognizing organization costs of $33,000. Investment operations for BIT commenced on February 27, 2013. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of BTZ and the respective Boards of Directors and Boards of Trustees and shareholders of each of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) and BlackRock Credit Allocation Income Trust III (“BPP”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of its respective Target Fund into BTZ pursuant to which BTZ acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of BTZ in a merger transaction.

Each shareholder of a Target Fund received shares of BTZ in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 7, 2012, less the cost of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BTZ in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BTZ
PSW	10,311,941	0.74476327	7,679,944
PSY	40,807,418	0.80162384	32,712,181
BPP	18,467,785	0.85922134	15,867,889

Each Target Fund’s net assets and composition of net assets on December 7, 2012, the date of the reorganization, were as follows:

	Target Funds
	PSW	PSY	BPP
Net assets	$117,764,870	$501,609,101	$243,318,554
Paid-in capital	$220,759,069	$855,557,957	$421,683,737
Undistributed (distributions in excess of) net investment income	$(271,460)	$(379,634)	$(20,963)
Accumulated net realized loss	$(117,819,600)	$(415,840,977)	$(201,649,795)
Net unrealized appreciation (depreciation)	$15,096,861	$62,271,755	$23,305,575

For financial reporting purposes, assets received and shares issued by BTZ were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of BTZ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BTZ before the acquisition were $794,732,940. The aggregate net assets of BTZ immediately after the acquisition amounted to $1,657,424,622. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
PSW	$173,824,678	$158,779,261
PSY	$728,147,930	$666,028,086
BPP	$354,504,965	$331,424,010

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 10, 2012.

Assuming the acquisition had been completed on November 1, 2012 the beginning of the fiscal reporting period of BTZ, the pro forma results of operations for the year ended October 31, 2013, are as follows:

•	Net investment income: $104,977,862

•	Net realized and change in unrealized gain/loss on investments: $(41,452,879)

•	Net increase/decrease in net assets resulting from operations: $63,524,983

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in BTZ’s Statement of Operations since December 10, 2012.

Reorganization costs incurred in connection with the reorganization were expensed by BTZ.

The Board of Trustees approved a change in the name of BTZ from “BlackRock Credit Allocation Income Trust IV” to “BlackRock Credit Allocation Income Trust.” This change was effective February 11, 2013.

Basis of Consolidation: BGT’s accompanying consolidated financial statements include the account of BGT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of BGT. The Taxable Subsidiary enables BGT to hold an investment in J.G. Wentworth LLC Preferred Equity Interests, an operating company and to satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BGT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BGT. BGT may invest up to 25% of its total assets

58	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

in the Taxable Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BGT.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular

ANNUAL REPORT	OCTOBER 31, 2013	59

Notes to Financial Statements (continued)

reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements transactions and loan payable), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the BTZ’s and BGT’s US federal tax returns, remains open for each of the four years ended October 31, 2013. The statute of limitations on BIT’s US federal tax return remains open for the period ended October 31, 2013. The statutes of limitations on the Trusts’ state and local tax returns, may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting

60	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. BIT adopted the disclosure provisions during the current reporting period. The disclosures required have been included for BIT’s reverse repurchase agreements and derivative financial instruments in Note 3 and Note 4. Management is evaluating the impact of this guidance on BTZ’s and BGT’s financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may have to subsequently reinvest the proceeds at lower interest rates. If the Trusts have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal

ANNUAL REPORT	OCTOBER 31, 2013	61

Notes to Financial Statements (continued)

components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Trusts may invest in floating rate loan interests. The floating rate loan interests held by the Trusts are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of its investment policies.

When the Trusts purchase a floating rate loan interest they may receive a facility fee and when they sell a floating rate loan interest they may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection

62	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2013, the Trusts had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation (Depreciation)
BGT	Media General Inc.	$1,120,000	$1,123,506	$14,706
BGT	Power Team Services LLC	$36,097	$35,194	$(903)
BIT	Power Team Service LLC	$48,966	$47,742	$(1,224)

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trust generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the security that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

Reverse repurchase transactions are entered into by the Trusts under Master Repurchase Agreements (“MRA”), which permit the Trusts, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trusts and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

BIT has adopted the new disclosure requirements on offsetting in the following table. As such, the following table is a summary of BIT’s open reverse repurchase agreements which are subject to a MRA on a net basis as of October 31, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Received Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$(176,028,700)	$176,028,700	—	—
BNP Paribas Securities Corp.	(13,067,022)	13,067,022
Credit Suisse Securities (USA) LLC	(20,390,958)	20,390,958	—	—
Deutsche Bank Securities, Inc.	(261,424,427)	261,424,427	—	—
Morgan Stanley & Co. LLC	(3,416,992)	3,416,992
UBS Securities LLC	(77,711,777)	77,711,777	—	—

Total	$(552,039,876)	$552,039,876	—	—

[1]

Collateral with a value of $617,520,387 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

ANNUAL REPORT	OCTOBER 31, 2013	63

Notes to Financial Statements (continued)

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the security.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability).The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Trusts enter into swap agreements in which a Trust and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trust is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to

64	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
Derivative Assets
		BTZ	BGT	BIT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value – unaffiliated[2]	$9,638,892	—	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	19,412	$521,456	$733,584
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	2,337,482	17,966	1,242,723
Equity contracts	Investments at value – unaffiliated[2]	1,564,415	—	—

Total		$13,560,201	$539,422	$1,976,307

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Notes to Financial Statements (continued)

Fair Values of Derivative Financial Instruments as of October 31, 2013
Derivative Liabilities
		BTZ	BGT	BIT
	Statements of Assetsand Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value	$(10,984,096)	—	$(662,677)
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	(2,521,758)	$(1,496,262)	(1,663,215)
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on Options written at value	(418,250)	—	—

Total		$(13,924,104)	$(1,496,262)	$(2,325,892)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2013
Net Realized Gain (Loss) From	BTZ	BGT	BIT
Interest rate contracts:
Financial futures contracts	$5,442,073	—	$680,344
Swaps	11,668,914	—	—
Options[3]	(1,602,569)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	(185,331)	$(2,324,606)	(4,804,470)
Options[3]	(422,450)	—	—
Credit contracts:
Swaps	(530,000)	352,703	591,043
Equity contracts
Options[3]	1,938,812	—	—

Total	$16,309,449	$(1,971,903)	$(3,533,083)

	Net Change in Unrealized Appreciation/Depreciation on
	BTZ	BGT	BIT
Interest rate contracts:
Financial futures contracts	$(960,424)	—	$(662,677)
Swaps	(4,262,986)	—	—
Options[3]	2,509,001	—	—
Foreign currency exchange contracts:
Foreign currency translations	26,345	$(133,119)	733,584
Credit contracts:
Swaps	(634,993)	(457,695)	1,056,572
Equity contracts:
Options[3]	(1,325,641)	—	—

Total	$(4,648,698)	$(590,814)	$1,127,479

[3]   Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BTZ	BGT	BIT
Financial futures contracts:
Average number of contracts purchased	693	—	—
Average number of contracts sold	1,994	—	137
Average notional value of contracts purchased	$152,091,875	—	—
Average notional value of contracts sold	$261,614,563	—	$18,549,234
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	6	2
Average number of contracts — US dollars sold	3 [1]	2	9	[1]
Average US dollar amounts purchased	$3,248,695	$80,984,907	$74,953,090
Average US dollar amounts sold	$5,708,110 [1]	$4,059,187	$117,845,475	[1]
Options:
Average number of option contracts purchased	17,501,868	26	—
Average number of option contracts written	979	—	—
Average notional value of option contracts purchased	$60,554,500	$2,451,436	—
Average notional value of option contracts written	$26,898,500	—	—
Average number of swaption contracts purchased	5	—	—
Average number of swaption contracts written	2	—	—
Average notional value of swaption contracts purchased	$211,287,500	—	—
Average notional value of swaption contracts written	$210,900,000	—	—

66	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

	BTZ	BGT	BIT
Credit default swaps:
Average number of contracts — buy protection	20	1	1
Average number of contracts — sell protection	10	12	3
Average notional value — buy protection	$119,178,939	$687,500	$1,667,667
Average notional value — sell protection	$36,479,000	$3,020,718	$17,500,000
Interest rate swaps:
Average number of contracts — pays fixed rate	5	—	—
Average number of contracts — receives fixed rate	1	—	—
Average notional value — pays fixed rate	$190,568,750	—	—
Average notional value — receives fixed rate	$7,400,000	—	—

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and options and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Trusts and any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Trusts from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. Each Trust attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

BIT has adopted the new disclosure requirements on offsetting in the following tables.

ANNUAL REPORT	OCTOBER 31, 2013	67

Notes to Financial Statements (continued)

At October 31, 2013, BIT’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$17,344	—
Foreign currency exchange contracts	733,584	—
Swaps	1,242,723	$1,480,572

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,993,651	1,480,572

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(17,344)	(3,508)

Total assets and liabilities subject to a MNA	$1,976,307	$1,477,064

The following table presents BIT’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by BIT as of October 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$1,794,600	$(923,152)	—	$(600,000)	$271,448
Citibank N.A.	181,707	(181,707)[2]	—	—	—

Total	$1,976,307	$(1,104,859)	—	$(600,000)	$271,448

The following table presents BIT’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by BIT as of October 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 923,152	$(923,152)[2]	—	—	—
Citibank N.A.	553,912	(181,707)[2]	—	—	$372,205

Total	$1,477,064	$(1,104,859)	—	—	$372,205

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of BTZ’s and BGT’s average weekly (average daily for BIT’s) net assets (including any assets attributable to borrowings) at the following annual rates:

BTZ	0.62%
BGT	0.75%
BIT	0.80%

Prior to December 10, 2012, BTZ paid the Manager an investment advisory fee computed and paid monthly based on an annual rate of 0.65%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BGT pays the Manager based on the BGT’s net assets (including any assets attributable to borrowings), which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to each Trust. The Manager also entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to BTZ and BIT. On June 5, 2013, the Board approved the Manager entering into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager, with respect to BIT. The Manager pays BFM, BIM and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

68	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BTZ	—	$7,474,762
BGT	$4,042,959	—

6. Purchases and Sales:

Purchases and sales of investments including paydowns, excluding short-term securities and US government securities for the year ended October 31, 2013, were as follows:

	Purchases	Sales
BTZ	$870,375,214	$800,055,398
BGT	$369,770,946	$379,998,400
BIT	$2,029,146,673	$771,373,061

Purchases and sales of US government securities for the year ended October 31, 2013, were as follows:

	Purchases	Sales
BTZ	$99,438,294	$145,329,737
BIT	$30,282,542	$30,251,833

For the year ended October 31, 2013, purchases and sales of mortgage dollar rolls for BIT were $234,252,414 and $234,338,578, respectively.

Transactions in options written for the year ended October 31, 2013, were as follows:

	Calls			Puts
BTZ	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	$23,500	$1,274,813	—	$39,500	$1,586,812
Options written	416	597,910	527,756	3,916	885,985	11,933,521
Options expired	—	(360,000)	(180,000)	—	(180,000)	(198,000)
Options closed	—	(261,410)	(1,519,334)	(416)	(322,885)	(6,179,192)
Outstanding options, end of year	416	—	$103,235	3,500	$422,600	$7,143,141

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013 attributable to foreign currency transactions, the accounting for swap agreements, distributions in excess of taxable income, the classification of investments, income recognized from pass-through entities, non-deductible expenses and limitations on the utilization of capital loss carryforwards were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(714,505,043)	$(231,806)	—
Undistributed (distributions in excess of) net investment income	$1,280,494	$(2,497,090)	$(12,326,486)
Accumulated net realized gain (loss)	$713,224,549	$2,728,896	$12,326,486

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/13	$99,536,463	$24,716,431	$26,851,648
	10/31/12	48,718,467	25,867,315	—
Tax return of capital	10/31/13	—	—	4,534,977

Total	10/31/13	$99,536,463	$24,716,431	$31,386,625

	10/31/12	$48,718,467	$25,867,315	—

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Capital loss carryforwards	$(401,253,019)	$(82,569,746)	$(2,838,978)
Net unrealized gains[2]	114,694,481	3,445,468	2,965,342

Total	$(286,558,538)	$(79,124,278)	$126,364

[2]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees, the classification of investments, and investments in a wholly owned subsidiary.

ANNUAL REPORT	OCTOBER 31, 2013	69

Notes to Financial Statements (continued)

As of October 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
2014	$22,589,500	—	—
2015	56,798,160	—	—
2016	121,634,930	$20,248,278	—
2017	158,120,431	45,385,443	—
2018	31,756,723	16,526,601	—
2019	10,353,275	409,424	—
No expiration date[1]	—	—	$2,838,978
Total	$401,253,019	$82,569,746	$2,838,978

[1]	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BTZ	$33,940,972
BGT	$7,731,296

As of October 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,281,547,278	$501,932,263	$1,265,432,092

Gross unrealized appreciation	$141,186,470	$11,527,242	$20,356,040
Gross unrealized depreciation	(24,411,072)	(5,159,006)	(18,454,362)

Net unrealized appreciation	$116,775,398	$6,368,236	$1,901,678

8. Borrowings:

Effective March 1, 2013, BGT was party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT at any time after February 24, 2014. BGT has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $172,000,000.

Prior to March 1, 2013, advances were made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

On March 1, 2013, the SSB Agreement was renewed and amended from a 364-day revolving line of credit to a 360-day rolling facility whereby SSB may elect to terminate its commitment upon 360-days written notice to BGT any time after February 24, 2014. Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BGT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if BGT meets certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to BGT as of October 31, 2013 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2013, the daily weighted average interest rates for BGT with loans under the revolving credit agreement was 0.96%.

For the year ended October 31, 2013, the daily weighted average interest rates for Trusts with borrowings from reverse repurchase agreements were as follows:

BTZ	0.34%
BIT	0.40%

9. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trust.

70	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (concluded)

As of October 31, 2013, BTZ and BIT invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
10. Capital Share Transactions:

The Trusts are each authorized to issue an unlimited number of $0.001 par value shares, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended October 31, 2013	Year Ended October 31, 2012
BGT	25,384	21,103

Shares issued and outstanding increased 56,260,013 from the reorganization for the year ended October 31, 2013 and remained constant for the year ended October 31, 2012 for BTZ.

Shares issued and outstanding for the period February 27, 2013 to October 31, 2013, increased by 36,006,964 from the initial public offering and 2,414,660 from the underwriters’ exercising the over-allotment option for BIT.

Prior to commencement of operations, organization costs associated with the establishment of BIT were expensed by BIT. Offering costs incurred in connection with BIT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $1,503,586.

For BIT, as October 31, 2013, 6,964 shares were owned by affiliates.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on November 29, 2013 to Common Shareholders of record on November 15, 2013:

Common Dividend Per Share
BTZ	$0.0805
BGT	$0.0725
BIT	$0.1167

Additionally, the Trusts declared a net investment income dividend on December 2, 2013 payable to Common Shareholders of record on December 13, 2013 for the same amounts as noted above.

ANNUAL REPORT	OCTOBER 31, 2013	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Credit Allocation Income Trust (formerly “BlackRock Credit Allocation Income Trust IV”), BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

We have audited the accompanying statement of assets and liabilities of Credit Allocation Income Trust (formerly “BlackRock Credit Allocation Income Trust IV”), including the schedule of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Floating Rate Income Trust, including the consolidated schedule of investments, as of October 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the two years ended October 31, 2013). We have also audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with the aforementioned funds above, the “Trusts”), including the schedule of investments, as of October 31, 2013, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period February 27, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Allocation Income Trust as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, the consolidated financial position of BlackRock Floating Rate Income Trust as of October 31, 2013, the results of its consolidated operations and its consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the two years ended October 31, 2013), and the financial position of BlackRock Multi-Sector Income Trust as of October 31, 2013, the results of its operations, cash flows, changes in net assets, and the financial highlights for the period February 27, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended October 31, 2013.

	Payable Dates	BTZ	BGT	BIT
Qualified Dividend Income for Individuals[1]	November 2012 - January 2013	5.58%	—	—
	February 2013 - October 2013	3.60%	—	9.75%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	February 2013 - October 2013	—	—	3.35%
Interest-Related Dividends for Non-US Residents[2]	November 2012 - January 2013	63.54%	63.05%	—
	February 2013 - October 2013	82.59%	76.18%	73.14%

[1]	The Trusts hereby designate the percentage Indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

72	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT” and together with BTZ, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of one or more sub-advisory agreement(s) (each, a “Sub-Advisory Agreement”) among its Fund, the Manager, and its sub-advisor(s), BlackRock Financial Management, Inc. with respect to BTZ and BGT and BlackRock Investment Management, LLC with respect to BTZ (each, a “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	OCTOBER 31, 2013	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by

Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

74	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of BTZ noted that BTZ ranked in the first, first and fourth quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively.

The Board of BGT noted that BGT ranked in the second, third and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. The Board of BGT and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and will continue to monitor BGT’s performance.

BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BTZ and BGT.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BTZ noted that BTZ’s contractual management fee rate ranked in the second quartile relative to BTZ’s Expense Peers.

The Board of BGT noted that BGT’s contractual management fee rate ranked in the first quartile relative to BGT’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

ANNUAL REPORT	OCTOBER 31, 2013	75

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

76	ANNUAL REPORT	OCTOBER 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. AII correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street Canton, MA 02021.

ANNUAL REPORT	OCTOBER 31, 2013	77

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 85 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 85 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	86 RICs consisting of 85 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street Nevv York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	86 RICs consisting of 85 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners Healthcare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	86 RICs consisting of 85 Portfolios	The McClatchy Company (publishing)
James T. FIynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	86 RICs consisting of 85 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	86 RICs consisting of 85 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 85 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

78	ANNUAL REPORT	OCTOBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	86 RICs consisting of 85 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2011, 2012 and 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2]   Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (‘BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Fiynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	147 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	147 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

ANNUAL REPORT	OCTOBER 31, 2013	79

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowskl 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc.[2] New York, NY 10022 BlackRock Investment Management LLC[3] Princeton, NJ 08540 BlackRock (Singapore) Limited[4] 079912 Singapore	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

[2]	For BTZ, BGT and BIT.

[3]	For BTZ and BIT.

[4]	For BIT.

80	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to BTZ and BGT.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BTZ	93,653,023	1,826,400	0	93,594,996	1,884,427	0	93,882,885	1,596,538	0
BGT	16,245,647	503,027	0	16,224,639	524,035	0	16,258,027	490,647	0
	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BTZ	93,770,897	1,708,526	0
BGT	16,261,460	487,214	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

Each Trust is listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	OCTOBER 31, 2013	81

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BTZ (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that Defendants breached fiduciary duties owed to BTZ and its Common Shareholders by redeeming AMPS, at their liquidation preference. The complaint sought, among other things, unspecified damages for losses purportedly suffered by BTZ as a result of the prior redemptions and injunctive relief preventing BTZ from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative action with another derivative case pending in the same court which asserted essentially the same claims. On the same date, the court also authorized plaintiffs to file an amended consolidated complaint, which they filed on April 16, 2012, asserting substantially the same claims alleged in their original complaints. Defendants filed a motion to dismiss the Consolidated Shareholder Derivative Complaint (the “Consolidated Complaint”) on July 20, 2012. On September 14, 2012, plaintiffs filed an application to hold the Defendants’ motion in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised Defendants they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Complaint without prejudice, subject to approval of the court. The court dismissed the case without prejudice on June 17, 2013.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding auction market preferred shares and auction preferred shares (collectively, “AMPS”) issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. All such outstanding AMPS were subsequently redeemed. The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million. The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff’s agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On November 2, 2012, shareholders of BTZ approved removing BTZ’s investment policies requiring BTZ to invest at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services. “Managed Assets” as used in the foregoing means the total assets of the Trust (including any assets attributable to any or borrowings that may be outstanding) minus the sum of the accrued liabilities (other than debt representing financial leverage). Shareholders of BTZ also approved amending BTZ’s fundamental investment restriction regarding industry concentration to reflect the removal of such policy.

82	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (continued)

General Information (concluded)

BTZ’s fundamental investment restriction regarding industry concentration as amended is set forth below.

BTZ may not: “Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the US Government or by its agents or instrumentalities.”

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, except as noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	OCTOBER 31, 2013	83

Additional Information (continued)

Section 19(a) Notices

The reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2013

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTZ	$0.959500	—	$0.019500	$0.979000	20%	0%	80%	100%
BIT	$0.816900	—	—	$0.816900	100%	0%	0%	100%

BTZ estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in BTZ is returned to the shareholder. A return of capital does not necessarily reflect BTZ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce BTZ net asset value per share.

84	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2013	85

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi- Sector Income Trust	$64,000	$0	$0	$0	$15,100	NA	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$15,100	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

  Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2013.

	(a)(1)	The Fund is managed by a team of investment professionals comprised of Akiva Dickstein, Director at BlackRock , Thomas Musmanno, CFA, Managing Director at BlackRock and John Vibert, Managing Director at BlackRock . Messrs. Dickstein, Musmanno and Vibert are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Dickstein, Musmanno and Vibert have been members of the Fund’s portfolio management team since 2013.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
John Vibert	Managing Director of BlackRock since 2009; Director of BlackRock from 2008 - 2009; Managing Director of Credit Suisse from 2005 - 2008; Executive Director at Morgan Stanley from 2003 - 2005.

(a)(2)	As of October 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	5	15	17	0	2	1
	$2.81 Billion	$4.01 Billion	$7.92 Billion	$0	$527.7 Million	$250 Million
Thomas Musmanno	12	10	174	0	0	1
	$6.66 Billion	$1.72 Billion	$45.03 Billion	$0	$0	$12.87 Million
John Vibert	3	7	8	0	1	0
	$1.41 Billion	$1.71 Billion	$919.3 Million	$0	$223.7 Million	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Musmanno and Vibert may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Musmanno and Vibert may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
John Vibert	No Benchmarks

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Dickstein, Musmanno and Vibert have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	None
Thomas Musmanno	None
John Vibert	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: January 2, 2014